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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2013 through October 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                Pioneer Global High
                Yield Fund

--------------------------------------------------------------------------------
                Annual Report | October 31, 2014
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A    PGHYX
                Class B    PGHBX*
                Class C    PGYCX
                Class Y    GHYYX
                Class Z    PGHZX

                *NOTE: Class B shares converted to Class A shares on November
                 10, 2014.

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                          2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           9

Prices and Distributions                                                   10

Performance Update                                                         11

Comparing Ongoing Fund Expenses                                            16

Schedule of Investments                                                    18

Financial Statements                                                       50

Notes to Financial Statements                                              59

Report of Independent Registered Public Accounting Firm                    73

Approval of Investment Advisory Agreement                                  74

Trustees, Officers and Service Providers                                   79

                     Pioneer Global High Yield Fund | Annual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

After performing well during the first half of the 12-month period ended October 31, 2014, higher-yielding securities struggled in a more volatile market environment over the final six months of the period as market confidence gradually deteriorated amid growing concerns about slowing global economic growth trends and rising geopolitical risks outside of the United States. In the following interview, Andrew Feltus and Tracy Wright discuss the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is lead manager of the Fund, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, is the co-manager of the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended October 31, 2014?

A Pioneer Global High Yield Fund's Class A shares returned 3.16% at net asset value during the 12-month period ended October 31, 2014, while the Fund's benchmarks, the Barclays Global High Yield Index (the Barclays Index) and the Bank of America Merrill Lynch High Yield Master II Index, returned 4.55% and 5.85%, respectively. During the same 12-month period, the average return of the 606 mutual funds in Lipper's High Yield Funds category was 4.45%, and the average return of the 715 mutual funds in Morningstar's High Yield Bond Funds category was 4.50%.

Q How would you describe the investment environment for high-yield investors during the 12-month period ended October 31, 2014?

A While the investment backdrop was mostly supportive during the first six months, the environment turned more volatile during the final half of the 12-month period. Early in the Fund's fiscal year, high-yield securities performed well across most global markets due to growing confidence in the strength of the U.S. economy, the belief that Europe had emerged from recession, and that emerging markets, too, were recovering from earlier volatility. During the second half of the period, however, markets became more uneasy amid growing concerns about threats to the global economy. In part, investors were worried about the potential effects of the U.S. Federal Reserve System's (the Fed's) scaling back and eventually ending its monthly bond purchases under the quantitative easing program. At the same time, potential economic headwinds created by certain geopolitical events also weighed on market sentiment. Economic sanctions taken against Russia by the United States and several European countries due to Russia's aggression against the Ukraine began having impacts not only on the Russian economy, but also on many European economies. Meanwhile, the increased violence in the Middle East in the wake of the rising influence of ISIS raised new concerns in the minds of many investors.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/14

    The most positive news during the period came from the United States, where the domestic economy demonstrated resilience after contracting in the first quarter of 2014. In the U.S., gross domestic product (GDP) bounced back to grow at an annual rate of 4.6% in the second quarter and at roughly 3.9% in the third quarter. While growth in China continued to decelerate, the country's economy still grew at an annual pace of 7.5%. Meanwhile, world petroleum prices took an unexpected dip late in the period, a development which had both positive and negative effects on the global economy. While falling gasoline and fuel oil prices helped consumers, the declines also had potential negative effects on capital goods spending, a major part of which is devoted to energy production activities.

    As those many developments occurred, global fixed-income markets became increasingly volatile. U.S. Treasuries, which still were perceived by many as the safest and most liquid asset class, rallied during the period. Prices rose as the 10-year Treasury yield declined from 2.6% to 2.3% over the full 12-month period, and from 3.3% to 2.3% during the first 10 months of 2014; however, more credit-sensitive securities experienced some difficulties, due mainly to serious market corrections both in July and in October 2014. High-yield corporates and other more economically-sensitive bond groups produced modest results during the period, underperforming higher-quality debt. Floating-rate bank loans and emerging markets securities each slightly lagged the returns of domestic high-yield bonds. Those results came despite good corporate profit reports and relatively low default rates on corporate debt. Among the more credit-sensitive fixed-income groups, one bright area could be found in event-linked (catastrophe) bonds issued by property-and-casualty insurance companies. The asset class rallied and posted strong performance due to a relatively mild hurricane season in the U.S.

    In world currency markets, the U.S. dollar (USD) rallied against virtually all major foreign currencies, including the euro and the Japanese yen. The USD's strength likely was attributable to increased confidence in the state of the U.S. economy, and the market's perception of the USD as the safest currency in a time of growing uncertainty about both slowing global economic growth as well as increasing geopolitical risks.

Q Could you discuss your principal investment strategies for the Fund during the 12-month period ended October 31, 2014, and how the strategies affected relative performance?

A Good overall security selection and currency positioning tended to help performance during the period, but the Fund underperformed the Barclays Index as relative results were held back by our decision to keep the portfolio's

                     Pioneer Global High Yield Fund | Annual Report | 10/31/14 5 duration shorter than that of the benchmark. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

    Throughout the 12-month period, we were concerned that interest rates would start to rise as the Fed began withdrawing stimulus from the U.S. economy, and so we shortened the portfolio's effective duration, which stood at just
    3.54 years as of October 31, 2014. As concerns about the global economy grew, however, investors sought the safety of U.S. Treasuries, causing interest rates to decline over the full period, while Treasury prices rose. As noted previously, the yield of 10-year Treasuries declined from 3.3% to 2.3% during the final 10 months of the 12-month period, and Treasury prices rallied. While longer-duration strategies tend to outperform as interest rates decline, we gradually lowered the Fund's duration during the period because of our aforementioned concern that interest rates would start to increase.

    We kept the portfolio well diversified* across higher-yielding, more credit-sensitive areas of the market, and security selection results added to the Fund's performance during the period. With regard to currency positioning, we overweighted the portfolio in the USD, which proved an effective strategy as the USD gained in relative value, especially late in the period.

    At the end of the period, on October 31, 2014, the largest allocations in the Fund's portfolio were U.S. high-yield corporate bonds and international corporates, which combined to account for roughly 80% of the Fund's total invested assets, equally weighted at approximately 40%. Other notable portfolio exposures at period end included catastrophe bonds, floating-rate bank loans, convertible bonds, and a small allocation to U.S. investment-grade corporate bonds.

Q What were some of the individual investments that affected the Fund's results during the 12-month period ended October 31, 2014?

A Several individual investments made noteworthy positive contributions to the Fund's relative return. One standout portfolio position was in bonds issued by Stanadyne, a domestic manufacturer of small engine components. Strong performance also came from two Brazilian beef companies: Marfrig, whose securities rallied in price after the company reorganized; and Minerva, whose debt rallied as the company's results continued to improve. Minerva's debt was the Fund's largest position as of October 31, 2014.

    Among the positions that did not help performance were the portfolio's investments in bonds of Towergate Finance, an insurance broker based in the United Kingdom, which underperformed because of concerns about the

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Global High Yield Fund | Annual Report | 10/31/14 company's slowing growth rate; and securities issued by Midwest Vanadium, an Australia-based firm that mines for vanadium, a mineral used in the production of steel. The company's debt fell in price as demand for steel slowed during the period.

Q Was the Fund's performance affected by exposure to derivative securities during the 12-month period ended October 31, 2014?

A We invested in some forward currency contracts to hedge the currency risks associated with the Fund's exposure to investments outside of the United States. The currency contracts, which were used to help implement our strategy to overweight the USD, had a positive impact on Fund results as the USD gained against most foreign currencies during the period.

Q   What is your investment outlook?

A We have a positive view about opportunities in the credit markets, especially in domestic high-yield corporates. As credit-sensitive debt, including high-yield securities, underperformed Treasuries during the past several months, the spreads between the two groups widened, leading to improved relative value in high-yield and other credit-sensitive bonds. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) At the same time, the investment fundamentals of corporate securities remain solid. Profits, in general, continue to grow, balance sheets are strong, and default rates are low by historical standards. The economic backdrop in the United States also appears solid, as we expect the economy to continue to grow moderately. In addition, inflation rates should remain low given declining commodity prices.

    While emerging markets securities have relatively attractive prices, the underlying economic fundamentals in many developing countries are more mixed than in the United States. Elsewhere, we believe the decision by the European Central Bank to inject more financial liquidity into the European markets by quantitative easing (or bond-buying) also should help the euro zone economies to strengthen.

    We do, however, expect more volatility in the capital markets as the Fed continues its gradual withdrawal of economic stimulus from the domestic economy. The end of quantitative easing was likely just the first step in that process, and interest-rate hikes, long anticipated by the market, may finally begin to occur sometime in 2015. As a consequence, we intend to continue to shorten the Fund's interest-rate sensitivity by lowering duration. We believe the short-duration stance, combined with the exposures to floating-rate asset groups such as bank loans and catastrophe bonds, should give the Fund some protection in the event of rising interest rates.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/14 7

Please refer to the Schedule of Investments on pages 18-49 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Portfolio Summary | 10/31/14

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              52.8%
Luxembourg                                                                  6.3%
Cayman Islands                                                              4.5%
Argentina                                                                   4.1%
Mexico                                                                      3.8%
United Kingdom                                                              3.3%
Bermuda                                                                     3.2%
Netherlands                                                                 2.1%
Canada                                                                      2.0%
Ireland                                                                     1.8%
Peru                                                                        1.4%
Indonesia                                                                   1.5%
Austria                                                                     1.2%
Other (individually less than 1%)                                          12.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                               1.35%
--------------------------------------------------------------------------------------
 2.   Mexican Udibonos, 2.0%, 6/9/22                                             1.20
--------------------------------------------------------------------------------------
 3.   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                1.14
--------------------------------------------------------------------------------------
 4.   EP Energy LLC, 9.375%, 5/1/20                                              1.08
--------------------------------------------------------------------------------------
 5.   The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)     1.05
--------------------------------------------------------------------------------------
 6.   Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                                0.99
--------------------------------------------------------------------------------------
 7.   Frontier Communications Corp., 8.75%, 4/15/22                              0.86
--------------------------------------------------------------------------------------
 8.   Cemex SAB de CV, 3.75%, 3/15/18                                            0.83
--------------------------------------------------------------------------------------
 9.   Pegasus Solutions, Inc., 13.0%, 11/28/14 (144A)                            0.81
--------------------------------------------------------------------------------------
10.   Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                                0.78
--------------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/14 9

Prices and Distributions | 10/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                     10/31/14                      10/31/13
--------------------------------------------------------------------------------
             A                         $ 9.79                       $10.13
--------------------------------------------------------------------------------
            B*                         $ 9.80                       $10.14
--------------------------------------------------------------------------------
             C                         $ 9.76                       $10.10
--------------------------------------------------------------------------------
             Y                         $ 9.62                       $ 9.96
--------------------------------------------------------------------------------
             Z                         $10.07                       $10.42
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-10/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Short-Term         Long-Term      Tax Return of
    Class     Dividends      Capital Gains      Capital Gains      Capital
--------------------------------------------------------------------------------
      A        $0.6292           $ --                $ --          $0.0289
--------------------------------------------------------------------------------
      B*       $0.5447           $ --                $ --          $0.0289
--------------------------------------------------------------------------------
      C        $0.5566           $ --                $ --          $0.0289
--------------------------------------------------------------------------------
      Y        $0.6469           $ --                $ --          $0.0289
--------------------------------------------------------------------------------
      Z        $0.6711           $ --                $ --          $0.0289
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-15.

*NOTE: Class B shares converted to Class A shares on November 10, 2014.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                           BofA
                                                           ML         Barclays
                                        Net     Public     High       Global
                                        Asset   Offering   Yield      High
                                        Value   Price      Master     Yield
Period                                  (NAV)   (POP)      II Index   Index
--------------------------------------------------------------------------------
10 Years                                6.90%    6.41%      8.12%      8.73%
5 Years                                 8.49     7.50      10.26      10.10
1 Year                                  3.16    -1.51       5.85       4.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global    BofA ML High Yield    Barclays Global
                  High Yield Fund   Master II Index       High Yield Index
10/31/2004        $  9,550          $ 10,000              $ 10,000
10/31/2005        $ 10,359          $ 10,396              $ 10,592
10/31/2006        $ 11,615          $ 11,471              $ 11,878
10/31/2007        $ 12,579          $ 12,256              $ 12,837
10/31/2008        $  8,622          $  9,006              $  9,195
10/31/2009        $ 12,378          $ 13,400              $ 14,272
10/31/2010        $ 14,998          $ 15,976              $ 17,049
10/31/2011        $ 15,072          $ 16,750              $ 17,643
10/31/2012        $ 16,863          $ 18,958              $ 20,180
10/31/2013        $ 18,037          $ 20,632              $ 22,087
10/31/2014        $ 18,607          $ 21,839              $ 23,093

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 11

Performance Update | 10/31/14                                    Class B Shares*

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                           BofA
                                                           ML         Barclays
                                                           High       Global
                                                           Yield      High
                                        If      If         Master     Yield
Period                                  Held    Redeemed   II Index   Index
--------------------------------------------------------------------------------
10 Years                                6.06%    6.06%      8.12%      8.73%
5 Years                                 7.67     7.67      10.26      10.10
1 Year                                  2.30    -1.57       5.85       4.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        1.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global    BofA ML High Yield    Barclays Global
                  High Yield Fund   Master II Index       High Yield Index
10/31/2004        $ 10,000          $ 10,000              $ 10,000
10/31/2005        $ 10,761          $ 10,396              $ 10,592
10/31/2006        $ 11,972          $ 11,471              $ 11,878
10/31/2007        $ 12,859          $ 12,256              $ 12,837
10/31/2008        $ 8,741           $  9,006              $  9,195
10/31/2009        $ 12,449          $ 13,400              $ 14,272
10/31/2010        $ 14,988          $ 15,976              $ 17,049
10/31/2011        $ 14,939          $ 16,750              $ 17,643
10/31/2012        $ 16,598          $ 18,958              $ 20,180
10/31/2013        $ 17,607          $ 20,632              $ 22,087
10/31/2014        $ 18,012          $ 21,839              $ 23,093

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*NOTE: Class B shares converted to Class A shares on November 10, 2014.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                           BofA
                                                           ML         Barclays
                                                           High       Global
                                                           Yield      High
                                        If      If         Master     Yield
Period                                  Held    Redeemed   II Index   Index
--------------------------------------------------------------------------------
10 Years                                6.13%   6.13%       8.12%      8.73%
5 Years                                 7.79    7.79       10.26      10.10
1 Year                                  2.43    2.43        5.85       4.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        1.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global    BofA ML High Yield    Barclays Global
                  High Yield Fund   Master II Index       High Yield Index
10/31/2004        $ 10,000          $ 10,000              $ 10,000
10/31/2005        $ 10,760          $ 10,396              $ 10,592
10/31/2006        $ 11,975          $ 11,471              $ 11,878
10/31/2007        $ 12,871          $ 12,256              $ 12,837
10/31/2008        $  8,742          $  9,006              $  9,195
10/31/2009        $ 12,462          $ 13,400              $ 14,272
10/31/2010        $ 15,009          $ 15,976              $ 17,049
10/31/2011        $ 14,990          $ 16,750              $ 17,643
10/31/2012        $ 16,664          $ 18,958              $ 20,180
10/31/2013        $ 17,702          $ 20,632              $ 22,087
10/31/2014        $ 18,132          $ 21,839              $ 23,093

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 13

Performance Update | 10/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                           BofA
                                                           ML         Barclays
                                                           High       Global
                                                           Yield      High
                                        If      If         Master     Yield
Period                                  Held    Redeemed   II Index   Index
--------------------------------------------------------------------------------
10 Years                               7.02%    7.02%       8.12%      8.73%
5 Years                                8.81     8.81       10.26      10.10
1 Year                                 3.40     3.40        5.85       4.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Global    BofA ML High Yield    Barclays Global
                  High Yield Fund   Master II Index       High Yield Index
10/31/2004        $ 5,000,000       $  5,000,000          $  5,000,000
10/31/2005        $ 5,425,714       $  5,197,958          $  5,296,135
10/31/2006        $ 6,018,897       $  5,735,376          $  5,939,054
10/31/2007        $ 6,507,849       $  6,128,062          $  6,418,700
10/31/2008        $ 4,492,722       $  4,503,076          $  4,597,534
10/31/2009        $ 6,459,456       $  6,699,985          $  7,135,862
10/31/2010        $ 7,838,297       $  7,988,056          $  8,524,255
10/31/2011        $ 7,904,556       $  8,375,159          $  8,821,649
10/31/2012        $ 8,880,765       $  9,479,038          $ 10,090,079
10/31/2013        $ 9,526,710       $ 10,315,747          $ 11,043,604
10/31/2014        $ 9,850,732       $ 10,919,251          $ 11,546,425

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                           BofA
                                                           ML         Barclays
                                                           High       Global
                                                           Yield      High
                                        If      If         Master     Yield
Period                                  Held    Redeemed   II Index   Index
--------------------------------------------------------------------------------
10 Years                               7.39%    7.39%       8.12%      8.73%
5 Years                                8.74     8.74       10.26      10.10
1 Year                                 3.39     3.39        5.85       4.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global    BofA ML High Yield    Barclays Global
                  High Yield Fund   Master II Index       High Yield Index
10/31/2004        $ 10,000          $ 10,000              $ 10,000
10/31/2005        $ 10,851          $ 10,396              $ 10,592
10/31/2006        $ 12,167          $ 11,471              $ 11,878
10/31/2007        $ 13,193          $ 12,256              $ 12,837
10/31/2008        $  9,339          $  9,006              $  9,195
10/31/2009        $ 13,419          $ 13,400              $ 14,272
10/31/2010        $ 16,315          $ 15,976              $ 17,049
10/31/2011        $ 16,402          $ 16,750              $ 17,643
10/31/2012        $ 18,420          $ 18,958              $ 20,180
10/31/2013        $ 19,731          $ 20,632              $ 22,087
10/31/2014        $ 20,399          $ 21,839              $ 23,093

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2014, through October 31, 2014.

------------------------------------------------------------------------------------
Share Class                   A           B           C           Y           Z
------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/14
------------------------------------------------------------------------------------
Ending Account            $  995.08   $  991.09   $  991.48   $  986.32   $  996.34
Value (after expenses)
on 10/31/14
------------------------------------------------------------------------------------
Expenses Paid             $    5.68   $    9.74   $    9.19   $    4.21   $    4.53
During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.94%, 1.83%, 0.84%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2014, through October 31, 2014.

------------------------------------------------------------------------------------
Share Class                   A           B           C          Y            Z
------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/14
------------------------------------------------------------------------------------
Ending Account            $1,019.51   $1,015.08   $1,015.67   $1,020.58   $1,020.33
Value (after expenses)
on 10/31/14
------------------------------------------------------------------------------------
Expenses Paid             $    5.66   $    9.79   $    9.20   $    4.26   $    4.51
During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.94%, 1.83%, 0.84%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 17

Schedule of Investments | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE CORPORATE BONDS -- 4.5%
                                      ENERGY -- 0.6%
                                      Oil & Gas Exploration & Production -- 0.5%
           5,335,000                  Cobalt International Energy, Inc., 2.625%,
                                      12/1/19                                                $       3,964,572
           4,430,000                  Energy XXI, Ltd., 3.0%, 12/15/18 (144A)                        3,148,069
                                                                                             -----------------
                                                                                             $       7,112,641
--------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 0.1%
             800,000                  Golar LNG, Ltd., 3.75%, 3/7/17                         $       1,028,400
                                                                                             -----------------
                                      Total Energy                                           $       8,141,041
--------------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 1.0%
                                      Construction Materials -- 0.8%
           8,300,000                  Cemex SAB de CV, 3.75%, 3/15/18                        $      11,521,438
--------------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.2%
           3,385,000                  Mirabela Nickel, Ltd., 9.5%, 6/24/19                   $       2,911,100
--------------------------------------------------------------------------------------------------------------
                                      Steel -- 0.0%+
EURO         237,096                  New World Resources NV, 4.0%, 10/7/20
                                      (144A) (PIK)                                           $         136,636
                                                                                             -----------------
                                      Total Materials                                        $      11,569,174
--------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.0%+
                                      Electrical Components & Equipment -- 0.0%+
           1,250,000                  General Cable Corp., 4.5%, 11/15/29 (Step)             $         825,781
                                                                                             -----------------
                                      Total Capital Goods                                    $         825,781
--------------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.3%
                                      Automobile Manufacturers -- 0.3%
           3,104,000                  Ford Motor Co., 4.25%, 11/15/16                        $       5,111,900
                                                                                             -----------------
                                      Total Automobiles & Components                         $       5,111,900
--------------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.3%
                                      Homebuilding -- 0.3%
           4,640,000                  KB Home, 1.375%, 2/1/19                                $       4,474,700
                                                                                             -----------------
                                      Total Consumer Durables & Apparel                      $       4,474,700
--------------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.2%
                                      Biotechnology -- 0.2%
           1,675,000                  ARIAD Pharmaceuticals, Inc., 3.625%,
                                      6/15/19 (144A)                                         $       1,590,203
           1,000,000                  Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18                   1,145,000
                                                                                             -----------------
                                                                                             $       2,735,203
                                                                                             -----------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                          $       2,735,203
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.1%
                                      Real Estate Operating Companies -- 0.1%
           1,305,000                  Forest City Enterprises, Inc., 4.25%, 8/15/18          $       1,471,388
                                                                                             -----------------
                                      Total Real Estate                                      $       1,471,388
--------------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 1.2%
                                      Internet Software & Services -- 0.5%
           3,750,000                  WebMD Health Corp., 1.5%, 12/1/20 (144A)               $       3,876,562
           3,485,000                  WebMD Health Corp., 2.5%, 1/31/18                              3,583,016
                                                                                             -----------------
                                                                                             $       7,459,578
--------------------------------------------------------------------------------------------------------------
                                      Application Software -- 0.7%
           1,945,000                  Citrix Systems, Inc., 0.5%, 4/15/19 (144A)             $       2,031,309
           1,025,000                  Mentor Graphics Corp., 4.0%, 4/1/31                            1,199,891
           6,365,000                  Nuance Communications, Inc., 2.75%, 11/1/31                    6,209,853
                                                                                             -----------------
                                                                                             $       9,441,053
                                                                                             -----------------
                                      Total Software & Services                              $      16,900,631
--------------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE &
                                      EQUIPMENT -- 0.1%
                                      Electronic Components -- 0.1%
           1,605,000                  Vishay Intertechnology, Inc., 2.25%, 5/15/41
                                      (144A)                                                 $       1,403,372
                                                                                             -----------------
                                      Total Technology Hardware & Equipment                  $       1,403,372
--------------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 0.5%
                                      Semiconductors -- 0.5%
          10,750,000                  ReneSola, Ltd., 4.125%, 3/15/18 (144A)                 $       6,933,750
             535,000                  Suntech Power Holdings Co., Ltd., 3.0%,
                                      3/15/13 (d)                                                        1,338
                                                                                             -----------------
                                                                                             $       6,935,088
                                                                                             -----------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                                $       6,935,088
--------------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.2%
                                      Independent Power Producers &
                                      Energy Traders -- 0.2%
           2,290,000                  SunPower Corp., 0.875%, 6/1/21 (144A)                  $       2,325,781
                                                                                             -----------------
                                      Total Utilities                                        $       2,325,781
--------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS
                                      (Cost $66,039,833)                                     $      64,894,059
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 19

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 2.3%
                                      ENERGY -- 0.2%
                                      Oil & Gas Storage & Transportation -- 0.2%
             131,100      7.62        NuStar Logistics LP, Floating Rate Note,
                                      1/15/43                                                $       3,492,504
                                                                                             -----------------
                                      Total Energy                                           $       3,492,504
--------------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Air Freight & Logistics -- 0.2%
               3,428                  CEVA Group Plc, 12/31/14 (c)*                          $       3,171,057
                                                                                             -----------------
                                      Total Transportation                                   $       3,171,057
--------------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.0%+
                                      Hotels, Resorts & Cruise Lines -- 0.0%+
              17,350                  Perseus Holding Corp., 14.0%,
                                      4/15/14 (144A) (e)                                     $               0
                                                                                             -----------------
                                      Total Consumer Services                                $               0
--------------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.3%
                                      Diversified Banks -- 0.3%
             160,000      7.12        Citigroup, Inc., Floating Rate Note (Perpetual)        $       4,329,600
                                                                                             -----------------
                                      Total Banks                                            $       4,329,600
--------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.9%
                                      Consumer Finance -- 0.9%
               3,100                  Ally Financial, Inc., 7.0% (Perpetual) (144A)          $       3,120,150
             355,600      8.12        GMAC Capital Trust I, Floating Rate Note,
                                      2/15/40                                                        9,505,188
                                                                                             -----------------
                                                                                             $      12,625,338
                                                                                             -----------------
                                      Total Diversified Financials                           $      12,625,338
--------------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.3%
                                      Reinsurance -- 0.3%
          4,070,000                   Pangaea Re., 7/1/18 (Cat Bond) (c)                     $       4,260,476
                                                                                             -----------------
                                      Total Insurance                                        $       4,260,476
--------------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.4%
                                      Electric Utilities -- 0.4%
             212,000                  PPL Capital Funding, Inc., 5.9%, 4/30/73               $       5,162,200
                                                                                             -----------------
                                      Total Utilities                                        $       5,162,200
--------------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $31,767,221)                                     $      33,041,175
--------------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCKS -- 0.1%
                                      ENERGY -- 0.1%
                                      Oil & Gas Exploration & Production -- 0.1%
              16,300                  Penn Virginia Corp., 6.0% (Perpetual) (144A)           $       1,346,869
                                                                                             -----------------
                                      Total Energy                                           $       1,346,869
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (Cost $1,630,000)                                      $       1,346,869
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 0.5%
                                      MATERIALS -- 0.2%
                                      Diversified Metals & Mining -- 0.2%
              45,168                  Freeport-McMoRan, Inc.                                 $       1,287,288
          27,099,676                  Mirabela Nickel, Ltd.*                                         1,752,010
                                                                                             -----------------
                                                                                             $       3,039,298
                                                                                             -----------------
                                      Total Materials                                        $       3,039,298
--------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.0%+
                                      Construction & Engineering -- 0.0%+
             161,215                  Newhall Land Development LLC*                          $         616,647
                                                                                             -----------------
                                      Total Capital Goods                                    $         616,647
--------------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                      Diversified Support Services -- 0.0%+
                  63                  IAP Worldwide Services, Inc.                           $          53,486
                                                                                             -----------------
                                      Total Commercial Services & Supplies                   $          53,486
--------------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Air Freight & Logistics -- 0.1%
               1,584                  CEVA Group Plc*                                        $       1,464,876
--------------------------------------------------------------------------------------------------------------
                                      Marine -- 0.1%
           2,370,345                  Horizon Lines, Inc.*                                   $         936,286
                                                                                             -----------------
                                      Total Transportation                                   $       2,401,162
--------------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.0%+
                                      Hotels, Resorts & Cruise Lines -- 0.0%+
              33,046                  Perseus Holding Corp.* (e)                             $              0
--------------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.0%+
              11,492                  Cengage Learning Holdings II LP                        $         323,212
                                                                                             -----------------
                                      Total Consumer Services                                $         323,212
--------------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.0%+
                                      Diversified Banks -- 0.0%+
              24,638                  BTA Bank JSC (G.D.R.) (144A)*                          $          15,645
                                                                                             -----------------
                                      Total Banks                                            $          15,645
--------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Specialized Finance -- 0.1%
                 894                  Panolam Holdings Co.* (e)                              $         700,002
                                                                                             -----------------
                                      Total Diversified Financials                           $         700,002
--------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $11,873,450)                                     $       7,149,452
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 21

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITIES -- 1.2%
                                      TRANSPORTATION -- 0.1%
                                      Airlines -- 0.1%
           1,213,302                  Continental Airlines 1998-1 Class B Pass
                                      Through Trust, 6.748%, 3/15/17                         $       1,280,034
                                                                                             -----------------
                                      Total Transportation                                   $       1,280,034
--------------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.0%+
                                      Hotels, Resorts & Cruise Lines -- 0.0%+
             403,648                  Westgate Resorts 2012-A LLC, 3.75%,
                                      8/20/25 (144A)                                         $         407,047
                                                                                             -----------------
                                      Total Consumer Services                                $         407,047
--------------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.4%
                                      Thrifts & Mortgage Finance -- 0.4%
             337,142       1.43       Amortizing Residential Collateral Trust
                                      2002-BC1, Floating Rate Note, 1/25/32                  $         240,711
           1,523,000                  Citicorp Residential Mortgage Trust Series
                                      2006-2, 5.918%, 9/25/36 (Step)                                 1,366,857
           1,511,699       1.13       Countrywide Asset-Backed Certificates,
                                      Floating Rate Note, 11/25/34                                   1,308,948
           1,500,000       6.55       Security National Mortgage Loan Trust
                                      2007-1, Floating Rate Note, 4/25/37 (144A)                     1,523,367
           1,000,000                  United Auto Credit Securitization Trust 2013-1,
                                      4.4%, 4/15/19 (144A)                                           1,009,149
             698,441                  Westgate Resorts 2014-A LLC, 6.25%,
                                      10/20/26 (144A)                                                  697,350
                                                                                             -----------------
                                                                                             $       6,146,382
                                                                                             -----------------
                                      Total Banks                                            $       6,146,382
--------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.7%
                                      Other Diversified Financial Services -- 0.2%
           6,853,080       0.63       Aircraft Finance Trust, Floating Rate Note,
                                      5/15/24                                                $       2,672,701
--------------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.5%
             748,532       0.58       Lease Investment Flight Trust, Floating Rate
                                      Note, 7/15/31                                          $        501,516
           8,593,855       0.54       Lease Investment Flight Trust, Floating Rate
                                      Note, 7/15/31                                                  6,187,575
                                                                                             -----------------
                                                                                             $       6,689,091
                                                                                             -----------------
                                      Total Diversified Financials                           $       9,361,792
--------------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $16,531,205)                                     $      17,195,255
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE
                                      OBLIGATIONS -- 1.5%
                                      BANKS -- 1.4%
                                      Thrifts & Mortgage Finance -- 1.4%
             455,000      5.97        COBALT CMBS Commercial Mortgage Trust
                                      2007-C3, Floating Rate Note, 5/15/46                   $        380,553
           1,502,000      5.14        Credit Suisse First Boston Mortgage Securities
                                      Corp., Floating Rate Note, 10/15/39 (144A)                     1,514,641
           9,000,000      7.08        Credit Suisse First Boston Mortgage Securities
                                      Corp., Floating Rate Note, 12/15/35 (144A)                     4,719,438
           1,175,000      3.60        EQTY 2014-INNS Mortgage Trust, Floating Rate
                                      Note, 5/8/31 (144A)                                            1,176,752
             840,000      4.90        EQTY 2014-MZ Mezzanine Trust, Floating Rate
                                      Note, 5/8/31 (144A)                                              840,949
             279,498      5.66        First Horizon Mortgage Pass-Through Trust
                                      2004-6, Floating Rate Note, 11/25/34                             222,766
             983,460                  Homeowner Assistance Program Reverse
                                      Mortgage Loan Trust 2013-RM1, 4.0%,
                                      5/26/53 (144A)                                                   960,447
           2,100,000      6.00        JP Morgan Chase Commercial Mortgage
                                      Securities Trust 2007-LDP12, Floating Rate
                                      Note, 2/15/51                                                  2,151,683
           2,316,872      2.68        JP Morgan Mortgage Trust 2005-A1, Floating
                                      Rate Note, 2/25/35                                             2,249,736
           4,315,000                  TimberStar Trust 1, 7.5296%, 10/15/36 (144A)                   4,529,507
             775,000      6.15        Wachovia Bank Commercial Mortgage Trust
                                      Series 2007-C34, Floating Rate Note, 5/15/46                     797,543
                                                                                             -----------------
                                                                                             $      19,544,015
                                                                                             -----------------
                                      Total Banks                                            $      19,544,015
--------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Specialized Finance -- 0.1%
           1,480,000      5.97        COBALT CMBS Commercial Mortgage Trust
                                      2007-C3, Floating Rate Note, 5/15/46                   $       1,365,266
                                                                                             -----------------
                                      Total Diversified Financials                           $       1,365,266
--------------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED
                                      MORTGAGE OBLIGATIONS
                                      (Cost $24,303,158)                                     $      20,909,281
--------------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS -- 77.2%
                                      ENERGY -- 12.6%
                                      Oil & Gas Drilling -- 0.6%
           2,835,000                  North Atlantic Drilling, Ltd., 6.25%, 2/1/19
                                      (144A)                                                 $       2,353,050
           2,835,000                  Shelf Drilling Holdings, Ltd., 8.625%,
                                      11/1/18 (144A)                                                 2,799,562
           3,765,000                  Unit Corp., 6.625%, 5/15/21                                    3,755,588
                                                                                             -----------------
                                                                                             $       8,908,200
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 23

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.3%
           2,175,000                  Calfrac Holdings LP, 7.5%, 12/1/20 (144A)              $       2,218,500
           2,680,000                  FTS International, Inc., 6.25%, 5/1/22 (144A)                  2,532,600
                                                                                             -----------------
                                                                                             $       4,751,100
--------------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.4%
           2,770,000                  American Energy - Utica LLC, 3.5% (3.50%
                                      Cash, 0.00% PIK), 3/1/21 (144A) (PIK)                  $       2,991,600
           1,820,000                  American Energy-Permian Basin LLC, 7.375%,
                                      11/1/21 (144A)                                                 1,592,500
MXN        8,650,000                  Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                       650,646
           1,000,000                  YPF SA, 8.875%, 12/19/18 (144A)                                1,045,000
                                                                                             -----------------
                                                                                             $       6,279,746
--------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 8.8%
           5,000,000                  Baytex Energy Corp., 5.125%, 6/1/21 (144A)             $       4,875,000
           2,165,000                  Bonanza Creek Energy, Inc., 5.75%, 2/1/23                      2,067,575
           1,270,000                  Bonanza Creek Energy, Inc., 6.75%, 4/15/21                     1,273,175
           2,830,000                  BreitBurn Energy Partners LP, 7.875%, 4/15/22                  2,715,031
           2,000,000                  Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                         2,020,000
           2,596,000                  Chaparral Energy, Inc., 7.625%, 11/15/22                       2,531,100
           4,240,000                  Comstock Resources, Inc., 7.75%, 4/1/19                        4,155,200
           2,000,000                  Comstock Resources, Inc., 9.5%, 6/15/20                        2,110,000
           3,695,000                  Denbury Resources, Inc., 5.5%, 5/1/22                          3,639,575
          13,700,000                  EP Energy LLC, 9.375%, 5/1/20                                 14,967,250
           4,980,000                  EPL Oil & Gas, Inc., 8.25%, 2/15/18                            4,830,600
           3,260,000                  GeoPark Latin America, Ltd. Agencia en Chile,
                                      7.5%, 2/11/20 (144A)                                           3,455,600
           4,990,000                  Gulfport Energy Corp., 7.75%, 11/1/20                          5,089,800
           6,250,000                  Halcon Resources Corp., 8.875%, 5/15/21                        5,125,000
           3,790,000                  Hilcorp Energy I LP, 5.0%, 12/1/24 (144A)                      3,638,400
           3,135,000                  Jupiter Resources, Inc., 8.5%, 10/1/22 (144A)                  2,766,638
           1,000,000                  KazMunayGas National Co JSC, 4.4%, 4/30/23
                                      (144A)                                                           982,000
           5,215,000                  Kodiak Oil & Gas Corp., 8.125%, 12/1/19                        5,606,125
             750,000                  Lightstream Resources, Ltd., 8.625%, 2/1/20
                                      (144A)                                                          690,000
           3,225,000                  Memorial Production Partners LP, 6.875%,
                                      8/1/22 (144A)                                                  2,918,625
           3,000,000                  Memorial Production Partners LP, 7.625%,
                                      5/1/21                                                         2,906,250
           1,525,000                  Memorial Resource Development Corp.,
                                      5.875%, 7/1/22 (144A)                                          1,486,875
           2,800,000                  Midstates Petroleum Co., Inc., 9.25%, 6/1/21                   2,380,000
           2,840,000                  Oasis Petroleum, Inc., 6.5%, 11/1/21                           2,911,000

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration &
                                      Production -- (continued)
           7,570,000                  Pacific Rubiales Energy Corp., 5.375%,
                                      1/26/19 (144A)                                         $       7,588,925
           2,450,000                  QR Energy LP, 9.25%, 8/1/20                                    2,762,375
           1,960,000                  Rex Energy Corp., 6.25%, 8/1/22 (144A)                         1,842,400
           6,995,000                  Rosetta Resources, Inc., 5.875%, 6/1/22                        6,715,200
           1,935,000                  Rosetta Resources, Inc., 5.875%, 6/1/24                        1,857,600
           3,765,000                  Sanchez Energy Corp., 6.125%, 1/15/23
                                      (144A)                                                         3,586,162
           1,500,000                  Sanchez Energy Corp., 7.75%, 6/15/21                           1,530,000
           1,650,000                  SM Energy Co., 6.5%, 1/1/23                                    1,703,625
           3,800,000                  Stone Energy Corp., 7.5%, 11/15/22                             3,543,500
           2,410,000                  Swift Energy Co., 8.875%, 1/15/20                              2,349,750
           3,020,000                  Talos Production LLC, 9.75%, 2/15/18 (144A)                    3,042,650
CAD        1,775,000                  Trilogy Energy Corp., 7.25%, 12/13/19 (144A)                   1,621,724
           1,850,000                  Ultra Petroleum Corp., 5.75%, 12/15/18
                                      (144A)                                                         1,831,500
           1,245,000                  Vanguard Natural Resources LLC, 7.875%,
                                      4/1/20                                                         1,229,438
                                                                                             -----------------
                                                                                             $     126,345,668
--------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.3%
           4,025,000                  Calumet Specialty Products Partners LP, 6.5%,
                                      4/15/21 (144A)                                         $       3,904,250
--------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 1.1%
           2,790,000                  Energy Transfer Equity LP, 5.875%, 1/15/24             $       2,929,500
             950,000      3.26        Energy Transfer Partners LP, Floating Rate Note,
                                      11/1/66                                                          884,688
           1,230,000                  Gibson Energy, Inc., 6.75%, 7/15/21 (144A)                     1,306,875
NOK       12,000,000      6.94        Golar LNG Partners LP, Floating Rate Note,
                                      10/12/17                                                       1,843,898
           4,000,000                  Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                   4,190,000
           4,350,000                  Targa Resources Partners LP, 4.25%, 11/15/23                   4,306,500
                                                                                             -----------------
                                                                                             $      15,461,461
--------------------------------------------------------------------------------------------------------------
                                      Coal & Consumable Fuels -- 1.1%
             315,000                  Alpha Natural Resources, Inc., 6.0%, 6/1/19            $         157,500
          11,063,000                  Berau Capital Resources Pte, Ltd., 12.5%,
                                      7/8/15 (144A)                                                  8,518,510
           3,750,000                  Berau Coal Energy Tbk PT, 7.25%, 3/13/17
                                      (144A)                                                         2,568,750
           6,200,000                  Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                      (144A) (d)                                                     2,263,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 25

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Coal & Consumable Fuels -- (continued)
           1,900,000                  Indo Energy Finance II BV, 6.375%, 1/24/23
                                      (144A)                                                 $       1,534,250
           4,435,000                  James River Coal Co., 7.875%, 4/1/19 (d)                          30,491
                                                                                             -----------------
                                                                                             $      15,072,501
                                                                                             -----------------
                                      Total Energy                                           $     180,722,926
--------------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 8.5%
                                      Commodity Chemicals -- 0.9%
EURO       2,500,000                  KP Germany Erste GmbH, 11.625%, 7/15/17
                                      (144A)                                                 $       3,429,916
           9,820,000                  Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                     10,114,600
                                                                                             -----------------
                                                                                             $      13,544,516
--------------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.4%
EURO       4,325,000                  INEOS Group Holdings SA, 5.75%, 2/15/19
                                      (144A)                                                 $       5,393,544
--------------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.1%
             600,000                  Cemex Finance LLC, 6.0%, 4/1/24 (144A)                 $         611,820
             820,000                  Union Andina de Cementos SAA, 5.875%,
                                      10/30/21 (144A)                                                  832,464
                                                                                             -----------------
                                                                                             $       1,444,284
--------------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 2.1%
           3,355,000                  AEP Industries, Inc., 8.25%, 4/15/19                   $       3,464,038
EURO         400,000                  Ardagh Finance Holdings SA, 8.375%,
                                      6/15/19 (0.00% cash, 8.375% PIK) (144A)
                                      (PIK)                                                            492,350
           2,960,000                  Ardagh Finance Holdings SA, 8.625%, (0.00%
                                      Cash, 8.625% PIK) 6/15/19 (144A) (PIK)                         3,026,630
             423,529                  Ardagh Packaging Finance Plc, 7.0%,
                                      11/15/20 (144A)                                                  432,000
           5,000,000                  Ardagh Packaging Finance Plc, 9.125%,
                                      10/15/20 (144A)                                                5,387,500
EURO       2,100,000                  Ardagh Packaging Finance Plc, 9.25%,
                                      10/15/20 (144A)                                                2,815,042
           2,400,000                  Reynolds Group Issuer, Inc., 8.25%, 2/15/21                    2,580,000
           7,490,000                  Reynolds Group Issuer, Inc., 8.5%, 5/15/18                     7,761,512
           3,785,000                  Reynolds Group Issuer, Inc., 9.875%, 8/15/19                   4,111,456
                                                                                             -----------------
                                                                                             $      30,070,528
--------------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.1%
           1,695,000                  Cascades, Inc., 5.5%, 7/15/22 (144A)                   $       1,673,812
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 2.1%
           4,400,000                  Amsted Industries, Inc., 5.0%, 3/15/22 (144A)          $       4,339,500
           6,210,000                  Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19
                                      (144A)                                                         5,325,075
          10,175,000                  Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18
                                      (144A) (d)                                                     1,424,500
           4,000,000                  MMC Norilsk Nickel OJSC via MMC Finance,
                                      Ltd., 5.55%, 10/28/20 (144A)                                   3,980,000
           1,560,000                  Prince Mineral Holding Corp., 12.0%,
                                      12/15/19 (144A)                                                1,708,200
          12,660,000                  Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                   13,799,400
                                                                                             -----------------
                                                                                             $     305,766,675
--------------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.1%
           1,825,000                  Fresnillo Plc, 5.5%, 11/13/23 (144A)                   $       1,919,352
--------------------------------------------------------------------------------------------------------------
                                      Steel -- 2.3%
           2,300,000                  EVRAZ plc, 7.50%, 11/15/19                             $       2,300,000
          11,475,000                  Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                   10,788,795
           4,340,000                  JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                   4,405,100
           1,800,000                  Metalloinvest Finance, Ltd., 5.625%, 4/17/20
                                      (144A)                                                         1,631,250
           2,660,000                  Metalloinvest Finance, Ltd., 6.5%, 7/21/16
                                      (144A)                                                         2,679,950
           2,720,000                  Metinvest BV, 10.25%, 5/20/15 (144A)                           2,162,944
          11,350,000                  Metinvest BV, 8.75%, 2/14/18 (144A)                            7,924,116
EURO         101,612      0.00        New World Resources NV, Floating Rate Note,
                                      10/7/20                                                          127,300
EURO         135,483      0.00        New World Resources NV, Floating Rate Note,
                                      10/7/20                                                          169,733
                                                                                             -----------------
                                                                                             $      32,189,188
--------------------------------------------------------------------------------------------------------------
                                      Paper Products -- 0.4%
           5,685,000                  Resolute Forest Products, Inc., 5.875%,
                                      5/15/23                                                $       5,443,388
                                                                                             -----------------
                                      Total Materials                                        $     122,255,287
--------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 4.7%
                                      Aerospace & Defense -- 0.4%
             125,000                  Bombardier, Inc., 4.75%, 4/15/19                       $         128,438
           1,157,000                  Bombardier, Inc., 6.0%, 10/15/22                               1,188,094
           2,970,000                  DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                       2,888,325
           2,433,000                  DynCorp International, Inc., 10.375%, 7/1/17                   2,086,298
                                                                                             -----------------
                                                                                             $       6,291,155
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 27

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Building Products -- 0.5%
           6,750,000                  Griffon Corp., 5.25%, 3/1/22                           $       6,496,875
--------------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 1.8%
EURO         640,000                  Abengoa Finance SAU, 6.0%, 3/31/21 (144A)              $         779,743
           6,900,000                  Abengoa Finance SAU, 8.875%, 11/1/17
                                      (144A)                                                         7,529,625
           2,230,000                  Dycom Investments, Inc., 7.125%, 1/15/21                       2,341,500
           6,450,000                  Empresas ICA SAB de CV, 8.9%, 2/4/21
                                      (144A)                                                         6,820,875
           8,764,000                  OAS Investments GmbH, 8.25%, 10/19/19
                                      (144A)                                                         8,522,990
                                                                                             -----------------
                                                                                             $      25,994,733
--------------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.3%
           3,250,000                  General Cable Corp., 5.75%, 10/1/22                    $       2,860,000
           1,100,000                  WireCo WorldGroup, Inc., 9.5%, 5/15/17                         1,122,000
                                                                                             -----------------
                                                                                             $       3,982,000
--------------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.8%
           5,075,000                  Constellation Enterprises LLC, 10.625%,
                                      2/1/16 (144A)                                          $       4,161,500
           2,980,000                  JB Poindexter & Co., Inc., 9.0%, 4/1/22
                                      (144A)                                                         3,248,200
           4,100,000                  Magnesita Finance, Ltd., 8.625% (Perpetual)
                                      (144A)                                                         4,100,000
                                                                                             -----------------
                                                                                             $      11,509,700
--------------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery &
                                      Heavy Trucks -- 0.6%
           8,405,000                  Navistar International Corp., 8.25%, 11/1/21           $       8,640,340
--------------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.3%
           4,365,000                  WESCO Distribution, Inc., 5.375%, 12/15/21             $       4,386,825
                                                                                             -----------------
                                      Total Capital Goods                                    $      67,301,628
--------------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                      Environmental & Facilities Services -- 0.3%
           5,080,000                  Liberty Tire Recycling LLC, 11.0%, 10/1/16
                                      (144A)                                                 $       4,775,200
           6,510,000                  Old AII, Inc., 10.0%, 12/15/16 (d)                                    65
                                                                                             -----------------
                                                                                             $       4,775,265
--------------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 0.1%
           1,475,000                  NANA Development Corp., 9.5%, 3/15/19
                                      (144A)                                                 $       1,386,500
                                                                                             -----------------
                                      Total Commercial Services & Supplies                   $       6,161,765
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 2.6%
                                      Airlines -- 0.9%
           3,525,000                  Gol LuxCo SA, 8.875%, 1/24/22 (144A)                   $       3,463,312
           2,050,000                  Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                    2,152,500
           4,250,000                  TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                     4,547,500
           3,500,000                  United Continental Holdings, Inc., 6.0%,
                                      7/15/26                                                        3,386,250
                                                                                             -----------------
                                                                                             $      13,549,562
--------------------------------------------------------------------------------------------------------------
                                      Marine -- 0.3%
           3,650,000                  Navios South American Logistics, Inc., 7.25%,
                                      5/1/22 (144A)                                          $       3,677,375
--------------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.4%
           3,500,000                  Far East Capital, Ltd. SA, 8.0%, 5/2/18 (144A)         $       1,820,000
           3,370,000                  Florida East Coast Holdings Corp., 6.75%,
                                      5/1/19 (144A)                                                  3,477,436
                                                                                             -----------------
                                                                                             $       5,297,436
--------------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.3%
           5,288,379                  Inversiones Alsacia SA, 8.0%, 8/18/18
                                      (144A) (d)                                             $       3,860,517
--------------------------------------------------------------------------------------------------------------
                                      Airport Services -- 0.5%
           3,208,750                  Aeropuertos Argentina 2000 SA, 10.75%,
                                      12/1/20 (144A)                                         $       3,410,901
           3,900,000                  Aguila 3 SA, 7.875%, 1/31/18 (144A)                            3,909,750
                                                                                             -----------------
                                                                                             $       7,320,651
--------------------------------------------------------------------------------------------------------------
                                      Highways & Railtracks -- 0.2%
MXN       47,000,000                  Red de Carreteras de Occidente SAPIB de CV,
                                      9.0%, 6/10/28 (144A)                                   $       3,328,692
                                                                                             -----------------
                                      Total Transportation                                   $      37,034,233
--------------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.5%
                                      Auto Parts & Equipment -- 0.2%
           3,150,000                  Meritor, Inc., 6.75%, 6/15/21                          $       3,323,250
--------------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.1%
           1,000,000                  The Goodyear Tire & Rubber Co., 7.0%,
                                      5/15/22                                                $       1,087,500
--------------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 0.2%
           2,700,000                  Geely Automobile Holdings, Ltd., 5.25%,
                                      10/6/19 (144A)                                         $       2,760,750
                                                                                             -----------------
                                      Total Automobiles & Components                         $       7,171,500
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 29

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 1.9%
                                      Homebuilding -- 1.2%
           2,100,000                  Brookfield Residential Properties, Inc., 6.5%,
                                      12/15/20 (144A)                                        $       2,236,500
           9,802,000                  Desarrolladora Homex SAB de CV, 9.5%,
                                      12/11/19 (144A) (d)                                            1,132,131
             800,000                  KB Home, 7.0%, 12/15/21                                          856,000
           4,450,000                  Lennar Corp., 4.75%, 11/15/22                                  4,383,250
           2,200,000                  Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                      2,249,500
           5,810,000                  Standard Pacific Corp., 6.25%, 12/15/21                        6,100,500
           7,500,000                  Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                                      2/3/22 (144A) (d)                                                753,750
                                                                                             -----------------
                                                                                             $      17,711,631
--------------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 0.7%
EURO       4,700,000                  Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)              $       4,416,120
           5,000,000                  Icon Health & Fitness, Inc., 11.875%,
                                      10/15/16 (144A)                                                4,893,750
                                                                                             -----------------
                                                                                             $       9,309,870
                                                                                             -----------------
                                      Total Consumer Durables & Apparel                      $      27,021,501
--------------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 1.3%
                                      Casinos & Gaming -- 0.7%
EURO       6,950,000                  Cirsa Funding Luxembourg SA, 8.75%,
                                      5/15/18 (144A)                                         $       8,903,737
              75,878                  Mashantucket Western Pequot Tribe, 6.5%,
                                      7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)                              403
             625,000                  Scientific Games International, Inc., 6.25%,
                                      9/1/20                                                           500,000
                                                                                             -----------------
                                                                                             $       9,404,140
--------------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.2%
           2,860,000                  Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)            $       3,095,950
--------------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.1%
BRL        4,250,000                  Arcos Dorados Holdings, Inc., 10.25%,
                                      7/13/16 (144A)                                         $       1,604,421
--------------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.3%
           4,225,000                  Cambium Learning Group, Inc., 9.75%,
                                      2/15/17                                                $       4,140,500
                                                                                             -----------------
                                      Total Consumer Services                                $      18,245,011
--------------------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.5%
                                      Broadcasting -- 0.6%
           4,000,000                  Intelsat Luxembourg SA, 7.75%, 6/1/21                  $       4,180,000
           1,600,000                  Nara Cable Funding, Ltd., 8.875%, 12/1/18
                                      (144A)                                                         1,678,560

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Broadcasting -- (continued)
EURO       1,550,000                  Nara Cable Funding, Ltd., 8.875%, 12/1/18
                                      (144A)                                                 $       2,034,466
                                                                                             -----------------
                                                                                             $       7,893,026
--------------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 0.7%
           2,025,000                  Altice SA, 7.75%, 5/15/22 (144A)                       $       2,126,250
           3,000,000                  CCOH Safari LLC, 5.5%, 12/1/22                                 3,030,000
           1,250,000                  Numericable Group SA, 6.0%, 5/15/22 (144A)                     1,278,125
           3,250,000                  Videotron, Ltd., 5.375%, 6/15/24 (144A)                        3,347,500
                                                                                             -----------------
                                                                                             $       9,781,875
--------------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.1%
           1,025,000                  Live Nation Entertainment, Inc., 5.375%,
                                      6/15/22 (144A)                                         $       1,027,562
           1,000,000                  WMG Acquisition Corp., 6.75%, 4/15/22
                                      (144A)                                                           985,000
                                                                                             -----------------
                                                                                             $       2,012,562
--------------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.1%
           1,675,000                  MPL 2 Acquisition Canco, Inc., 9.875%,
                                      8/15/18 (144A)                                         $       1,796,438
                                                                                             -----------------
                                      Total Media                                            $      21,483,901
--------------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.7%
                                      Distributors -- 0.1%
           1,250,000                  LKQ Corp., 4.75%, 5/15/23                              $       1,208,000
--------------------------------------------------------------------------------------------------------------
                                      Department Stores -- 0.2%
           3,850,000                  Grupo Famsa SAB de CV, 7.25%, 6/1/20
                                      (144A)                                                 $       3,676,750
--------------------------------------------------------------------------------------------------------------
                                      Computer & Electronics Retail -- 0.2%
           2,710,000                  Rent-A-Center, Inc., 4.75%, 5/1/21                     $       2,296,725
--------------------------------------------------------------------------------------------------------------
                                      Specialty Stores -- 0.2%
           3,205,000                  Outerwall, Inc., 5.875%, 6/15/21 (144A)                $       3,092,825
                                                                                             -----------------
                                      Total Retailing                                        $      10,274,300
--------------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 0.5%
                                      Food Distributors -- 0.3%
           3,720,000                  JBS Investments GmbH, 7.75%, 10/28/20
                                      (144A)                                                 $       4,075,744
--------------------------------------------------------------------------------------------------------------
                                      Food Retail -- 0.2%
           2,535,000                  C&S Group Enterprises LLC, 5.375%, 7/15/22
                                      (144A)                                                 $       2,535,000
                                                                                             -----------------
                                      Total Food & Staples Retailing                         $       6,610,744
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 31

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 8.4%
                                      Distillers & Vintners -- 0.4%
           2,387,885                  CEDC Finance Corp International, Inc., 10.0%,
                                      4/30/18 (PIK)                                          $       1,910,308
           4,829,992                  CEDC Finance Corp International, Inc., 9.0%,
                                      4/30/18 (Step)                                                 4,491,893
                                                                                             -----------------
                                                                                             $       6,402,201
--------------------------------------------------------------------------------------------------------------
                                      Soft Drinks -- 0.2%
           3,200,000                  Cott Beverages, Inc., 5.375%, 7/1/22 (144A)            $       3,168,000
--------------------------------------------------------------------------------------------------------------
                                      Agricultural Products -- 0.4%
           4,400,000                  Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)             $       3,564,000
           1,625,000                  Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                     1,519,375
                                                                                             -----------------
                                                                                             $       5,083,375
--------------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 6.9%
           1,960,000                  Agrokor dd, 8.875%, 2/1/20 (144A)                      $       2,136,400
EURO       3,200,000                  Agrokor dd, 9.875%, 5/1/19 (144A)                              4,375,780
           4,450,000                  CFG Investment SAC, 9.75%, 7/30/19 (144A)                      4,071,750
           2,705,000                  Chiquita Brands International, Inc., 7.875%,
                                      2/1/21                                                         2,968,738
           9,720,000                  Corp Pesquera Inca SAC, 9.0%, 2/10/17
                                      (144A)                                                         9,632,520
           6,800,000                  FAGE Dairy Industry SA, 9.875%, 2/1/20
                                      (144A)                                                         7,199,500
           4,690,000                  JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                    4,936,225
           3,615,000                  Marfrig Holding Europe BV, 6.875%, 6/24/19
                                      (144A)                                                         3,669,225
          14,948,000                  Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                   15,788,825
           6,300,000                  MHP SA, 8.25%, 4/2/20 (144A)                                   5,513,760
           3,755,000                  Minerva Luxembourg SA, 12.25%, 2/10/22
                                      (144A)                                                         4,337,025
          18,000,000                  Minerva Luxembourg SA, 7.75%, 1/31/23
                                      (144A)                                                        18,809,998
           6,500,000                  Pesquera Exalmar S.A.A., 7.375%, 1/31/20
                                      (144A)                                                         5,720,000
           5,340,000                  Post Holdings, Inc., 6.0%, 12/15/22 (144A)                     5,153,100
           1,375,000                  Post Holdings, Inc., 6.75%, 12/1/21 (144A)                     1,373,281
           1,675,000                  Post Holdings, Inc., 7.375%, 2/15/22                           1,716,875
           1,144,000                  Wells Enterprises, Inc., 6.75%, 2/1/20 (144A)                  1,186,900
                                                                                             -----------------
                                                                                             $      98,589,902
--------------------------------------------------------------------------------------------------------------
                                      Tobacco -- 0.5%
           7,165,000                  Alliance One International, Inc., 9.875%,
                                      7/15/21                                                $       6,842,575
                                                                                             -----------------
                                      Total Food, Beverage & Tobacco                         $     120,086,053
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
                                      Health Care Supplies -- 0.7%
           5,750,000                  ConvaTec Healthcare E SA, 10.5%, 12/15/18
                                      (144A)                                                 $       6,095,000
           3,200,000                  Immucor, Inc., 11.125%, 8/15/19                                3,488,000
                                                                                             -----------------
                                                                                             $       9,583,000
--------------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.1%
             833,000                  Gentiva Health Services, Inc., 11.5%, 9/1/18           $         892,351
--------------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 1.1%
           2,555,000                  Amsurg Corp., 5.625%, 7/15/22 (144A)                   $       2,647,299
           6,165,000                  CHS, 6.875%, 2/1/22 (144A)                                     6,642,788
           2,400,000                  Kindred Healthcare, Inc., 6.375%, 4/15/22
                                      (144A)                                                         2,364,000
           4,300,000                  LifePoint Hospitals, Inc., 5.5%, 12/1/21                       4,504,250
                                                                                             -----------------
                                                                                             $      16,158,337
--------------------------------------------------------------------------------------------------------------
                                      Managed Health Care -- 0.3%
           4,620,000                  WellCare Health Plans, Inc., 5.75%, 11/15/20           $       4,757,676
                                                                                             -----------------
                                      Total Health Care Equipment & Services                 $      31,391,364
--------------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 1.5%
                                      Biotechnology -- 0.6%
           9,652,000                  Lantheus Medical Imaging, Inc., 9.75%,
                                      5/15/17                                                $       9,097,010
--------------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.9%
           6,165,000                  Endo Finance LLC & Endo Finco, Inc., 5.375%,
                                      1/15/23 (144A)                                         $       6,026,288
           1,740,000                  Grifols Worldwide Operations, Ltd., 5.25%,
                                      4/1/22 (144A)                                                  1,783,500
           4,755,000                  JLL, 7.5%, 2/1/22 (144A)                                       4,837,262
                                                                                             -----------------
                                                                                             $      12,647,050
                                                                                             -----------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                          $      21,744,060
--------------------------------------------------------------------------------------------------------------
                                      BANKS -- 4.5%
                                      Diversified Banks -- 3.2%
           3,485,000      9.25        Access Bank Plc, Floating Rate Note, 6/24/21
                                      (144A)                                                 $       3,502,425
TRY        4,500,000                  Akbank TAS, 7.5%, 2/5/18 (144A)                                1,866,461
           6,875,000      9.75        Banco de Credito del Peru Panama, Floating
                                      Rate Note, 11/6/69 (144A)                                      8,339,375
           5,250,000                  Banco de Galicia y Buenos Aires SA, 8.75%,
                                      5/4/18 (144A)                                                  5,118,750
             820,000      9.75        Banco Macro SA, Floating Rate Note, 12/18/36                     746,200

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 33

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Diversified Banks -- (continued)
           2,000,000                  Banco Nacional de Costa Rica, 6.25%,
                                      11/1/23 (144A)                                         $       2,044,800
           2,400,000      6.38        Banco Santander SA, Floating Rate Note
                                      (Perpetual)                                                    2,358,600
           2,050,000      6.50        Bank of America Corp., Floating Rate Note,
                                      10/23/49                                                       2,106,375
           3,900,000      6.25        Bank of America Corp., Floating Rate Note,
                                      9/29/49                                                        3,895,125
           1,250,000                  BBVA Bancomer SA Texas, 6.75%, 9/30/22
                                      (144A)                                                         1,415,625
           4,750,000                  CorpGroup Banking SA, 6.75%, 3/15/23
                                      (144A)                                                         4,741,075
INR       42,350,000                  Inter-American Development Bank, 6.0%,
                                      9/5/17                                                           695,959
IDR    5,140,000,000                  Inter-American Development Bank, 7.25%,
                                      7/17/17                                                          422,747
           5,550,000                  Russian Agricultural Bank OJSC Via RSHB
                                      Capital SA, 8.5%, 10/16/23 (144A)                              5,258,625
           1,500,000                  Turkiye Is Bankasi, 6.0%, 10/24/22 (144A)                      1,494,375
           1,800,000                  VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                      10/17/22 (144A)                                                1,713,600
                                                                                             -----------------
                                                                                             $      45,720,117
--------------------------------------------------------------------------------------------------------------
                                      Regional Banks -- 1.0%
          13,430,000      6.75        The PNC Financial Services Group, Inc., Floating
                                      Rate Note (Perpetual)                                  $      14,658,845
--------------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 0.3%
           4,000,000                  Alfa Bank OJSC Via Alfa Bond Issuance Plc,
                                      7.5%, 9/26/19 (144A)                                   $       3,955,000
                                                                                             -----------------
                                      Total Banks                                            $      64,333,962
--------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 4.1%
                                      Diversified Banks -- 0.1%
           2,150,000      5.90        Citigroup, Inc., Floating Rate Note (Perpetual)        $       2,139,250
--------------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 0.4%
EURO       3,285,000                  Boing Group Financing Plc, 6.625%, 7/15/19
                                      (144A)                                                 $       3,868,521
INR       52,600,000                  European Bank for Reconstruction &
                                      Development, 6.0%, 3/3/16                                        859,949
INR       43,400,000                  European Bank for Reconstruction &
                                      Development, 7.65%, 2/18/15                                      706,287
                                                                                             -----------------
                                                                                             $       5,434,757
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 1.8%
           2,450,000                  AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                      (12.0% cash, 0.0% PIK) (PIK)                           $       2,450,000
           3,045,000                  Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                  3,355,834
EURO       3,695,000                  EC Finance Plc, 5.125%, 7/15/21 (144A)                         4,674,299
           8,870,000                  Nationstar Mortgage LLC, 6.5%, 6/1/22                          8,249,100
           3,000,000                  Nationstar Mortgage LLC, 6.5%, 7/1/21                          2,790,000
           4,000,000                  Unifin Financiera SAPI de CV SOFOM ENR,
                                      6.25%, 7/22/19 (144A)                                          3,910,000
                                                                                             -----------------
                                                                                             $      25,429,233
--------------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.9%
INR      240,670,000                  International Finance Corp., 8.25%, 6/10/21            $       4,319,663
           9,395,000                  Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                       9,314,737
                                                                                             -----------------
                                                                                             $      13,634,400
--------------------------------------------------------------------------------------------------------------
                                      Asset Management & Custody Banks -- 0.4%
           4,800,000                  JBS Investment Management, Ltd., 7.25%,
                                      4/3/24                                                 $       5,100,000
--------------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.5%
           5,650,000                  UBS AG, 7.625%, 8/17/22                                $       6,667,881
                                                                                             -----------------
                                      Total Diversified Financials                           $      58,405,521
--------------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 6.7%
                                      Insurance Brokers -- 0.8%
GBP        4,840,000                  Towergate Finance Plc, 10.5%, 2/15/19
                                      (144A)                                                 $       5,030,769
GBP        1,200,000      6.05        Towergate Finance Plc, Floating Rate Note,
                                      2/15/18 (144A)                                                 1,592,704
           4,900,000                  USI, Inc. New York, 7.75%, 1/15/21 (144A)                      4,961,250
                                                                                             -----------------
                                                                                             $      11,584,723
--------------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 5.9%
             250,000      6.35        Alamo Re, Ltd., Floating Rate Note, 6/7/17
                                      (Cat Bond) (144A)                                      $         262,250
           5,300,000      0.00        Altair Re, Floating Rate Note, 6/30/16
                                      (Cat Bond)                                                     5,695,380
           1,900,000      6.38        Aquarius + Investments Plc for Swiss
                                      Reinsurance Co., Ltd., Floating Rate Note,
                                      9/1/24                                                         1,980,750
           1,450,000      0.00        Arlington Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 8/1/15                                    1,511,190
             450,000      8.11        Atlas Reinsurance VII, Ltd., Floating Rate Note,
                                      1/7/16 (Cat Bond) (144A)                                         467,055
             475,000      4.27        Blue Danube II, Ltd., Floating Rate Note,
                                      5/23/16 (Cat Bond) (144A)                                        483,882

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 35

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
             250,000      6.01        Blue Danube, Ltd., Floating Rate Note,
                                      4/10/15 (Cat Bond) (144A)                              $         253,325
           1,925,000      5.28        Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                      (Cat Bond) (144A)                                              1,974,472
             814,976      0.00        Clarendon Segregated Account (Kane SAC
                                      Ltd.), Variable Rate Notes, 7/14/15                              784,333
           1,250,000     17.98        Combine Re, Ltd., Floating Rate Note, 1/7/15
                                      (Cat Bond) (144A)                                              1,282,375
           1,500,000     10.26        Compass Re, Ltd., Floating Rate Note, 1/8/15
                                      (Cat Bond) (144A)                                              1,519,200
           1,000,000     11.26        Compass Re, Ltd., Floating Rate Note, 1/8/15
                                      (Cat Bond) (144A)                                              1,015,000
           3,260,000      0.00        Dartmouth Segregated Account (Kane SAC
                                      Ltd.), Variable Rate Notes, 12/31/14                           3,227,400
             400,000      9.02        East Lane Re V, Ltd., Floating Rate Note,
                                      3/16/16 (Cat Bond) (144A)                                        430,000
             750,000      6.66        East Lane Re, Ltd., Floating Rate Note,
                                      3/13/15 (Cat Bond) (144A)                                        761,550
             500,000      7.27        Embarcadero Reinsurance, Ltd., Floating Rate
                                      Note, 2/13/15 (Cat Bond) (144A)                                  501,750
           1,950,000      5.03        Foundation Re III, Ltd., Floating Rate Note,
                                      2/25/15 (Cat Bond) (144A)                                      1,967,940
           1,500,000      7.40        Galileo Re, Ltd., Floating Rate Note, 1/9/19
                                      (Cat Bond) (144A)                                              1,566,000
           2,400,000      0.00        Gloucester Segregated Account (Kane SAC
                                      Ltd.), Variable Rate Notes, 6/12/15                            2,225,280
             250,000      0.00        Golden State Re II, Ltd., Floating Rate Note,
                                      1/8/19 (Cat Bond) (144A)                                         249,800
           1,925,000     13.51        Ibis Re II, Ltd., Floating Rate Note, 2/5/15
                                      (Cat Bond) (144A)                                              1,980,825
           1,250,000      8.36        Ibis Re II, Ltd., Floating Rate Note, 2/5/15
                                      (Cat Bond) (144A)                                              1,269,875
           2,000,000      4.76        Kilimanjaro Re, Ltd., Floating Rate Note,
                                      4/30/18 (Cat Bond) (144A)                                      2,067,000
             350,000      4.51        Kilimanjaro Re, Ltd., Floating Rate Note,
                                      4/30/18 (Cat Bond) (144A)                                        355,040
           1,450,000      3.99        Longpoint Re, Ltd. III, Floating Rate Note,
                                      5/18/16 (Cat Bond) (144A)                                      1,486,830
              33,500      0.00        Lorenzo Re, Ltd., (Cat Bond) (Perpetual) (c)*                  3,713,475
           2,150,000     12.01        Mystic Re, Ltd., Floating Rate Note, 3/12/15
                                      (Cat Bond) (144A)                                              2,219,445
             800,000      8.53        Mythen Re, Ltd., Series 2012-2 Class A,
                                      Floating Rate Note, 1/5/17 (Cat Bond) (144A)                     858,240
             903,800      0.00        PI-1, Series E - 2014 (Kane SAC Ltd.), Variable
                                      Rate Notes, 6/12/15                                              925,220

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
           1,806,000      0.00        PI-2, Series B - 2014 (Kane SAC Ltd.), Variable
                                      Rate Notes, 7/18/16                                    $       1,917,430
           1,006,000      0.00        PI-2, Series D - 2014 (Kane SAC Ltd.), Variable
                                      Rate Notes, 7/30/16                                            1,073,804
           2,000,000      7.50        Queen Street IV Capital, Ltd., Floating Rate
                                      Note, 4/9/15 (Cat Bond) (144A)                                 2,035,400
             900,000      8.51        Queen Street V Re, Ltd., Floating Rate Note,
                                      4/9/15 (Cat Bond) (144A)                                         919,350
             300,000     10.36        Queen Street VI Re, Ltd., Floating Rate Note,
                                      4/9/15 (Cat Bond) (144A)                                         306,000
             750,000      8.61        Queen Street VII Re, Ltd., Floating Rate Note,
                                      4/8/16 (Cat Bond) (144A)                                         780,225
             750,000      9.01        Residential Reinsurance 2011, Ltd., Floating
                                      Rate Note, 6/6/15 (Cat Bond) (144A)                              779,850
           3,450,000     12.01        Residential Reinsurance 2011, Ltd., Floating
                                      Rate Note, 6/6/15 (Cat Bond) (144A)                            3,636,645
             950,000     19.01        Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 12/6/16 (Cat Bond) (144A)                           1,090,695
           1,800,000     12.76        Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 12/6/16 (Cat Bond) (144A)                           1,991,340
             450,000      5.76        Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 12/6/16 (Cat Bond) (144A)                             472,365
           1,100,000     10.02        Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 6/6/16 (Cat Bond) (144A)                            1,217,590
             550,000      8.02        Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 6/6/16 (Cat Bond) (144A)                              596,035
           1,600,000     22.01        Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 6/6/16 (Cat Bond) (144A)                            1,893,920
             750,000      9.26        Residential Reinsurance 2013, Ltd., Floating
                                      Rate Note, 6/6/17 (Cat Bond) (144A)                              805,350
           1,600,000      3.01        Sanders Re, Ltd., Floating Rate Note,
                                      5/25/18 (Cat Bond)                                             1,622,240
           1,600,000      4.01        Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                      (Cat Bond) (144A)                                              1,632,800
              13,799                  Sector Re V, Ltd., 12/1/17 (Cat Bond)
                                      (144A) (c)                                                        27,370
           2,350,000                  Sector Re V, Ltd., 12/1/17 (Cat Bond)
                                      (144A) (c)                                                     2,756,315
               3,533                  Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                      (144A) (c)                                                       112,132
           1,000,000                  Sector Re V, Ltd., 3/30/19 (Cat Bond)
                                      (144A) (c)                                                     1,110,200
           2,000,000                  Silverton Re, Ltd., 9/16/16 (Cat Bond)
                                      (144A) (c)                                                     2,420,800
           8,535,000      7.51        Sirius International Group, Ltd., Floating Rate
                                      Note (Perpetual) (144A)                                        8,961,502

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 37

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
             875,000     11.01        Successor X, Ltd., Floating Rate Note, 1/27/15
                                      (Cat Bond) (144A)                                      $         883,225
             375,000     11.28        Successor X, Ltd., Floating Rate Note,
                                      11/10/15 (Cat Bond) (144A)                                       392,475
             950,000     16.28        Successor X, Ltd., Floating Rate Note,
                                      11/10/15 (Cat Bond) (144A)                                     1,001,775
             900,000      8.51        Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                                      (Cat Bond) (144A)                                                957,510
             250,000      6.26        Tradewynd Re, Ltd., Floating Rate Note, 1/8/15
                                      (Cat Bond) (144A)                                                251,200
                                                                                             -----------------
                                                                                             $      84,680,425
                                                                                             -----------------
                                      Total Insurance                                        $      96,265,148
--------------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.1%
                                      Diversified REITs -- 0.2%
           2,565,000                  Trust F, 5.25%, 12/15/24 (144A)                        $       2,706,075
--------------------------------------------------------------------------------------------------------------
                                      Diversified Real Estate Activities -- 0.0%+
             995,000                  Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)           $       1,079,575
--------------------------------------------------------------------------------------------------------------
                                      Real Estate Operating Companies -- 0.9%
           5,750,000                  Alto Palermo SA, 7.875%, 5/11/17 (144A)                $       5,525,750
           7,405,000                  IRSA Inversiones y Representaciones SA, 8.5%,
                                      2/2/17 (144A)                                                  7,330,950
                                                                                             -----------------
                                                                                             $      12,856,700
                                                                                             -----------------
                                      Total Real Estate                                      $      16,642,350
--------------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 2.0%
                                      Internet Software & Services -- 0.6%
           2,910,000                  Equinix, Inc., 5.375%, 4/1/23                          $       3,000,938
             700,000                  IAC, 4.875%, 11/30/18                                            721,000
           4,430,000                  VeriSign, Inc., 4.625%, 5/1/23                                 4,413,388
                                                                                             -----------------
                                                                                             $       8,135,326
--------------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced Services -- 0.4%
           2,100,000                  Audatex North America, Inc., 6.0%, 6/15/21
                                      (144A)                                                 $       2,220,750
           2,440,000                  Cardtronics, Inc., 5.125%, 8/1/22 (144A)                       2,427,800
           1,700,000                  NeuStar, Inc., 4.5%, 1/15/23                                   1,470,500
                                                                                             -----------------
                                                                                             $       6,119,050
--------------------------------------------------------------------------------------------------------------
                                      Systems Software -- 0.8%
          11,940,241                  Pegasus Solutions, Inc., 13.0%, 11/28/14
                                      (144A)                                                 $      11,223,827
--------------------------------------------------------------------------------------------------------------
                                      Home Entertainment Software -- 0.2%
           3,225,000                  Activision Blizzard, Inc., 6.125%, 9/15/23
                                      (144A)                                                 $       3,491,062
                                                                                             -----------------
                                      Total Software & Services                              $      28,969,265
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 1.6%
                                      Communications Equipment -- 0.1%
           1,475,000                  CommScope, Inc., 5.0%, 6/15/21 (144A)                  $       1,471,312
--------------------------------------------------------------------------------------------------------------
                                      Technology Hardware, Storage &
                                      Peripherals -- 0.8%
           3,900,000                  Seagate HDD Cayman, 4.75%, 1/1/25 (144A)               $       3,943,875
           6,925,000                  Seagate HDD Cayman, 4.75%, 6/1/23                              7,146,808
                                                                                             -----------------
                                                                                             $      11,090,683
--------------------------------------------------------------------------------------------------------------
                                      Electronic Equipment Manufacturers -- 0.5%
           6,150,000                  Viasystems, Inc., 7.875%, 5/1/19 (144A)                $       6,519,000
--------------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.2%
           1,000,000                  Belden, Inc., 5.25%, 7/15/24 (144A)                    $         982,500
EURO       1,800,000                  Belden, Inc., 5.5%, 4/15/23 (144A)                             2,333,966
                                                                                             -----------------
                                                                                             $       3,316,466
                                                                                             -----------------
                                      Total Technology Hardware & Equipment                  $      22,397,461
--------------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 0.7%
                                      Semiconductor Equipment -- 0.3%
           4,025,000                  Entegris, Inc., 6.0%, 4/1/22 (144A)                    $       4,095,438
--------------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 0.4%
           5,070,000                  Advanced Micro Devices, Inc., 6.75%, 3/1/19            $       4,791,150
           1,355,000                  Advanced Micro Devices, Inc., 7.0%, 7/1/24                     1,189,012
CNY       14,000,000                  LDK Solar Co., Ltd., 10.0%, 2/28/14 (d)                          297,026
                                                                                             -----------------
                                                                                             $       6,277,188
                                                                                             -----------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                                $      10,372,626
--------------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 6.4%
                                      Integrated Telecommunication Services -- 3.9%
           4,790,000                  Cincinnati Bell, Inc., 8.375%, 10/15/20                $       5,137,275
           4,015,000                  Cincinnati Bell, Inc., 8.75%, 3/15/18                          4,155,525
COP    1,626,000,000                  Empresa de Telecomunicaciones de Bogota,
                                      7.0%, 1/17/23 (144A)                                             744,477
           5,200,000                  Frontier Communications Corp., 7.125%,
                                      1/15/23                                                        5,538,000
           2,940,000                  Frontier Communications Corp., 8.5%, 4/15/20                   3,388,350
          10,345,000                  Frontier Communications Corp., 8.75%,
                                      4/15/22                                                       11,948,475
             500,000                  GCI, Inc., 6.75%, 6/1/21                                         497,500
EURO       1,600,000                  Telenet Finance V Luxembourg SCA, 6.25%,
                                      8/15/22 (144A)                                                 2,169,850
           6,285,000                  Windstream Corp., 7.5%, 6/1/22                                 6,677,812

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 39

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Integrated Telecommunication
                                      Services -- (continued)
           2,300,000                  Windstream Corp., 7.75%, 10/1/21                       $       2,461,000
           6,765,000                  Windstream Corp., 7.75%, 10/15/20                              7,204,725
           5,700,000                  Windstream Corp., 8.125%, 9/1/18                               5,942,250
                                                                                             -----------------
                                                                                             $      55,865,239
--------------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 2.5%
           2,800,000                  Altice Financing SA, 6.5%, 1/15/22 (144A)              $       2,877,000
             600,000                  Altice Finco SA, 8.125%, 1/15/24 (144A)                          631,500
           3,600,000                  Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                     3,762,000
           4,300,000                  Intelsat Jackson Holdings SA, 6.625%,
                                      12/15/22                                                       4,525,750
           2,880,000                  T-Mobile USA, Inc., 6.542%, 4/28/20                            3,038,400
           1,940,000                  T-Mobile USA, Inc., 6.633%, 4/28/21                            2,044,275
           1,300,000                  T-Mobile USA, Inc., 6.731%, 4/28/22                            1,374,750
           2,750,000                  Unison Ground Lease Funding LLC, 5.78%,
                                      3/16/43 (144A)                                                 2,778,838
           7,800,000                  Vimpel Communications Via VIP Finance Ireland,
                                      Ltd. OJSC, 7.748%, 2/2/21 (144A)                               7,936,500
           4,875,000                  VimpelCom Holdings BV, 7.5043%, 3/1/22
                                      (144A)                                                         4,862,812
RUB      132,900,000                  VimpelCom Holdings BV, 9.0%, 2/13/18
                                      (144A)                                                         2,846,754
                                                                                             -----------------
                                                                                             $      36,678,579
                                                                                             -----------------
                                      Total Telecommunication Services                       $      92,543,818
--------------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 2.8%
                                      Electric Utilities -- 1.0%
           3,231,000                  Cia de Transporte de Energia Electrica en Alta
                                      Tension Transener SA, 9.75%, 8/15/21 (144A)            $       2,452,329
           7,150,000      5.25        Electricite de France SA, Floating Rate Note
                                      (Perpetual) (144A)                                             7,418,125
             811,000                  Empresa Distribuidora Y Comercializadora Norte,
                                      9.75%, 10/25/22 (144A)                                           567,700
           2,995,000      8.13        Enel S.p.A., Floating Rate Note, 9/24/73
                                      (144A)                                                         3,496,662
              80,792                  FPL Energy National Wind Portfolio LLC,
                                      6.125%, 3/25/19 (144A)                                            79,634
             225,163                  FPL Energy Wind Funding LLC, 6.876%,
                                      6/27/17 (144A)                                                   222,630
                                                                                             -----------------
                                                                                             $      14,237,080
--------------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 0.6%
           2,437,000                  Star Gas Partners LP, 8.875%, 12/1/17                  $       2,543,619
           5,713,202                  Transportadora de Gas del Sur SA, 9.625%,
                                      5/14/20 (144A)                                                 5,713,202
                                                                                             -----------------
                                                                                             $       8,256,821
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Multi-Utilities -- 0.4%
             925,000                  DTEK Finance Plc, 7.875%, 4/4/18 (144A)                $         587,375
           5,422,914                  Ormat Funding Corp., 8.25%, 12/30/20                           5,341,570
                                                                                             -----------------
                                                                                             $       5,928,945
--------------------------------------------------------------------------------------------------------------
                                      Independent Power Producers &
                                      Energy Traders -- 0.8%
           1,350,000                  AES Corp. Virginia, 5.5%, 3/15/24                      $       1,380,375
             940,000                  Instituto Costarricense de Electricidad, 6.95%,
                                      11/10/21 (144A)                                                  994,050
           1,500,000                  InterGen NV, 7.0%, 6/30/23 (144A)                              1,436,250
              66,975                  Juniper Generation LLC, 6.79%, 12/31/14
                                      (144A)                                                            66,580
           7,100,000                  NRG Energy, Inc., 6.25%, 5/1/24 (144A)                         7,330,750
                                                                                             -----------------
                                                                                             $      11,208,005
                                                                                             -----------------
                                      Total Utilities                                        $      39,630,851
--------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $1,152,230,421)                                  $   1,107,065,275
--------------------------------------------------------------------------------------------------------------
                                      U.S. GOVERNMENT AND AGENCY
                                      OBLIGATIONS -- 0.9%
           6,000,000      0.09        U.S. Treasury Note, Floating Rate Note, 4/30/16        $       6,001,722
           7,600,000      0.09        U.S. Treasury Note, Floating Rate Note, 7/31/16                7,602,683
--------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AND
                                      AGENCY OBLIGATIONS
                                      (Cost $13,604,829)                                     $      13,604,405
--------------------------------------------------------------------------------------------------------------
                                      FOREIGN GOVERNMENT BONDS -- 5.2%
           5,250,000                  Brazil Minas SPE via State of Minas Gerais,
                                      5.333%, 2/16/28 (144A)                                 $       5,276,250
           6,200,000                  City of Buenos Aires Argentina, 12.5%,
                                      4/6/15 (144A)                                                  6,262,000
           2,510,000                  Ecuador Government International Bond,
                                      7.95%, 6/20/24 (144A)                                          2,629,225
IDR   53,000,000,000                  Indonesia Treasury Bond, 7.0%, 5/15/22                         4,133,430
IDR   40,352,000,000                  Indonesia Treasury Bond, 8.25%, 6/15/32                        3,230,597
IDR   11,650,000,000                  Inter-American Development Bank, 4.5%,
                                      2/4/16                                                           928,960
INR      241,840,000                  International Finance Corp., 7.75%, 12/3/16                    4,017,573
           2,175,000                  Kenya Government International Bond, 5.875%,
                                      6/24/19 (144A)                                                 2,253,844
           4,355,000                  Kenya Government International Bond, 6.875%,
                                      6/24/24 (144A)                                                 4,638,075
MXN        1,800,000                  Mexican Bonos, 7.5%, 6/3/27                                      147,637
MXN      228,884,480                  Mexican Udibonos, 2.0%, 6/9/22                                16,707,159
MXN       10,663,936                  Mexican Udibonos, 3.5%, 12/14/17                                 854,746

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 41

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      Foreign Government Bonds -- (continued)
           3,176,640                  Province of Salta Argentina, 9.5%, 3/16/22
                                      (144A)                                                 $       3,097,224
           3,025,000                  Provincia de Buenos Aires Argentina, 10.875%,
                                      1/26/21 (144A)                                                 2,730,062
           1,125,000                  Provincia de Buenos Aires Argentina, 11.75%,
                                      10/5/15 (144A)                                                 1,071,562
           2,054,000                  Provincia de Neuquen Argentina, 7.875%,
                                      4/26/21 (144A)                                                 2,023,190
           2,335,000                  Republic of Ghana, 7.875%, 8/7/23 (144A)                       2,350,178
RON       24,770,000                  Romania Government Bond, 5.85%, 4/26/23                        8,108,259
RON        1,220,000                  Romania Government Bond, 5.95%, 6/11/21                          395,315
           2,000,000                  Rwanda International Government Bond,
                                      6.625%, 5/2/23 (144A)                                          2,070,400
             575,000                  Ukraine Government International Bond, 6.75%,
                                      11/14/17 (144A)                                                  501,688
           1,650,000                  Ukraine Government International Bond, 7.8%,
                                      11/28/22 (144A)                                                1,427,580
--------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $81,176,058)                                     $      74,854,954
--------------------------------------------------------------------------------------------------------------
                                      MUNICIPAL BONDS -- 0.1%
                                      MUNICIPAL GENERAL -- 0.1%
           8,875,000      0.00        Non-Profit Preferred Funding Trust I, Floating
                                      Rate Note, 9/15/37 (144A)                              $       1,063,758
--------------------------------------------------------------------------------------------------------------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $8,859,062)                                      $       1,063,758
--------------------------------------------------------------------------------------------------------------
                                      SENIOR FLOATING RATE LOAN
                                      INTERESTS -- 3.6%**
                                      ENERGY -- 0.3%
                                      Oil & Gas Equipment & Services -- 0.1%
             925,000      5.75        FTS International, Inc., Initial Term Loan.
                                      4/16/21                                                $         912,281
--------------------------------------------------------------------------------------------------------------
                                      Coal & Consumable Fuels -- 0.2%
           4,700,000     18.15        Bumi Resources Tbk PT, Term Loan, 8/15/13              $       2,373,500
             792,928      6.04        Long Haul Holdings, Ltd., Facility B Loan,
                                      1/15/15 (d)                                                      317,171
                                                                                             -----------------
                                                                                             $       2,690,671
                                                                                             -----------------
                                      Total Energy                                           $       3,602,952
--------------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.0%+
                                      Metal & Glass Containers -- 0.0%+
             539,770                  Pro Mach Group, Inc., Dollar Term Loan,
                                      10/22/21 (f)                                           $         541,119
                                                                                             -----------------
                                      Total Materials                                        $         541,119
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.4%
                                      Aerospace & Defense -- 0.4%
           3,777,207      5.00        DAE Aviation Holdings, Inc., Replacement
                                      Tranche B-1 Loan, 11/2/18                              $       3,783,119
           1,712,338      5.00        Standard Aero, Ltd., Replacement Tranche B-2
                                      Loan, 11/2/18                                                  1,713,408
                                                                                             -----------------
                                                                                             $       5,496,527
                                                                                             -----------------
                                      Total Capital Goods                                    $       5,496,527
--------------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                      Diversified Support Services -- 0.0%+
             502,144      6.73        IAP Worldwide Services, Inc., Term Loan,
                                      7/18/19                                                $         445,652
--------------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 0.2%
           2,257,374      4.25        Monitronics International, Inc., Term B Loan,
                                      3/23/18                                                $       2,252,437
                                                                                             -----------------
                                      Total Commercial Services & Supplies                   $       2,698,089
--------------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.1%
                                      Air Freight & Logistics -- 0.1%
             997,375      6.75        Ozburn-Hessey Holding Co LLC, Term Loan,
                                      5/23/19                                                $         994,258
                                                                                             -----------------
                                      Total Transportation                                   $         994,258
--------------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.2%
                                      Auto Parts & Equipment -- 0.2%
               3,190      3.75        Allison Transmission, Inc., Term B-3 Loan,
                                      8/23/19                                                $           3,170
           3,104,018      4.25        TI Group Automotive Systems LLC, Term Loan
                                      Facility, 7/1/21                                               3,080,738
                                                                                             -----------------
                                                                                             $       3,083,908
                                                                                             -----------------
                                      Total Automobiles & Components                         $       3,083,908
--------------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.2%
                                      Advertising -- 0.1%
           2,182,025      6.75        Affinion Group, Inc., Tranche B Term Loan,
                                      4/30/18                                                $       2,121,109
--------------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 0.1%
           1,346,490      4.75        WideOpenWest Finance LLC, Term B Loan,
                                      4/1/19                                                 $       1,347,192
                                                                                             -----------------
                                      Total Media                                            $       3,468,301
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 43

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.4%
                                      Automotive Retail -- 0.4%
           5,985,625      5.75        CWGS Group LLC, Term Loan, 2/20/20                     $       6,008,071
                                                                                             -----------------
                                      Total Retailing                                        $       6,008,071
--------------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 0.1%
                                      Food Distributors -- 0.1%
           1,032,371      5.75        AdvancePierre Foods, Inc., Term Loan (First
                                      Lien), 7/10/17                                         $       1,028,500
                                                                                             -----------------
                                      Total Food & Staples Retailing                         $       1,028,500
--------------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                      Health Care Services -- 0.8%
           1,036,879      4.25        Alliance HealthCare Services, Inc., Initial Term
                                      Loan, 6/3/19                                           $       1,024,566
           1,288,084      6.75        Ardent Medical Services, Inc., 1st Lien Term
                                      Loan, 5/2/18                                                   1,292,914
             417,670      6.50        BioScrip, Inc., Term Loan,
                                      7/31/20                                                          420,106
             696,116      6.50        BioScrip, Inc., Initial Term B Loan, 7/31/20                     700,176
           1,026,951      6.50        Gentiva Health Services, Inc., Initial Term B
                                      Loan, 10/10/19                                                 1,030,161
           2,537,250      4.75        National Mentor Holdings, Inc., Tranche B Term
                                      Loan, 1/31/21                                                  2,521,392
           1,485,028      5.25        National Surgical Hospitals, Inc., Tranche B-2
                                      Term Loan, 7/11/19                                             1,488,741
           1,862,400      7.00        Surgery Center Holdings, Inc., Term Loan (First
                                      Lien), 4/11/19                                                 1,865,901
           1,071,154      7.25        Virtual Radiologic Corp., Term Loan A,
                                      12/22/16                                                         822,111
                                                                                             -----------------
                                                                                             $      11,166,068
--------------------------------------------------------------------------------------------------------------
                                      Managed Health Care -- 0.1%
             829,159      9.75        MMM Holdings, Inc., Term Loan, 10/9/17                 $         822,940
             602,815      9.75        MSO of Puerto Rico, Inc., MSO Term Loan,
                                      12/12/17                                                         596,787
                                                                                             -----------------
                                                                                             $       1,419,727
                                                                                             -----------------
                                      Total Health Care Equipment & Services                 $      12,585,795
--------------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.0%+
                                      Pharmaceuticals -- 0.0%+
             486,394      5.00        Generic Drug Holdings, Inc., Closing Date Term
                                      Loan, 8/16/20                                          $         487,610
                                                                                             -----------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                          $         487,610
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.1%
                                      Multi-line Insurance -- 0.1%
           1,851,242      4.25        Alliant Holdings I, Inc., Initial Term Loan,
                                      12/20/19                                               $       1,825,787
                                                                                             -----------------
                                      Total Insurance                                        $       1,825,787
--------------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.6%
                                      Application Software -- 0.6%
           4,373,318      8.50        Expert Global Solutions, Inc., Term B Advance
                                      (First Lien), 4/3/18                                   $       4,365,665
           3,500,000      9.75        Vertafore, Inc., Term Loan (Second Lien),
                                      10/29/17                                                       3,528,438
                                                                                             -----------------
                                                                                             $       7,894,103
                                                                                             -----------------
                                      Total Software & Services                              $       7,894,103
--------------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                      Electronic Components -- 0.1%
           2,177,194      5.00        Scitor Corp., Term Loan, 2/15/17                       $       2,156,728
                                                                                             -----------------
                                      Total Technology Hardware & Equipment                  $       2,156,728
--------------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $54,381,227)                                     $      51,871,748
--------------------------------------------------------------------------------------------------------------
                                      RIGHTS / WARRANTS -- 0.0%+
                                      AUTOMOBILES & COMPONENTS -- 0.0%+
                                      Auto Parts & Equipment -- 0.0%+
                 990                  Lear Corp., 11/9/14                                    $         183,388
                                                                                             -----------------
                                      Total Automobiles & Components                         $         183,388
--------------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                      Distillers & Vintners -- 0.0%+
           5,578,091                  Belvedere SA, 12/23/16                                 $         349,412
                                                                                             -----------------
                                      Total Food, Beverage & Tobacco                         $         349,412
--------------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHTS / WARRANTS
                                      (Cost $356,740)                                        $         532,800
--------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 97.2%
                                      (Cost $1,462,753,203)(a)(g)                            $   1,393,529,031
--------------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS & LIABILITIES -- 2.8%                     $      40,685,764
--------------------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%+                            $   1,434,214,795
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                      WRITTEN CALL OPTION -- 0.0%+
          (4,923,449)                 Call USD/Put TRY, 2.95, 1/12/15                        $             (87)
--------------------------------------------------------------------------------------------------------------
                                      TOTAL WRITTEN CALL OPTION
                                      (Premium received ($81,114))                           $             (87)
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 45

*             Non-income producing security.

+             Amount rounds to less than 0.1%.

REIT          Real Estate Investment Trust.

(G.D.R.)      Global Depositary Receipts.

(Perpetual)   Security with no stated maturity date.

(Cat Bond)    Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2014, the value of these securities amounted to $776,658,098 or 54.2% of total net assets.

(PIK)         Represents a pay-in-kind security.

(a) At October 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,466,678,658 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                             $   51,968,674

                Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                               (125,118,301)
                                                                                         --------------
                Net unrealized depreciation                                              $  (73,149,627)
                                                                                         ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)           Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes To Financial Statements -- Note 1A.

(f)           Rate to be determined (TBD).

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/14

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

              Argentina                                                        4.1%
              Austria                                                          1.2
              Bermuda                                                          3.2
              Canada                                                           2.0
              Cayman Islands                                                   4.5
              Indonesia                                                        1.5
              Ireland                                                          1.8
              Luxembourg                                                       6.3
              Mexico                                                           3.8
              Netherlands                                                      2.1
              Peru                                                             1.4
              United Kingdom                                                   3.3
              United States                                                   52.8
              Other (individually less than 1%)                               12.0
                                                                             -----
                                                                             100.0%
                                                                             =====

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              BRL     Brazilian Real
              CAD     Canadian Dollar
              CNY     New Chinese Yuan
              COP     Columbian Peso
              EURO    Euro
              GBP     British Pound Sterling
              IDR     Indonesian Rupiah
              INR     Indian Rupee
              MXN     Mexican Peso
              NOK     Norwegian Krone
              RON     Romanian Leu
              RUB     Russian Ruble
              TRY     Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2014 aggregated $494,343,559 and $547,580,562, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 47

The following is a summary of the inputs used as of October 31, 2014, in valuing the Portfolio's investments:

---------------------------------------------------------------------------------------------
                                     Level 1        Level 2        Level 3         Total
---------------------------------------------------------------------------------------------
Convertible Corporate Bonds
  Materials
  Diversified Metals & Mining        $          --  $          --  $2,911,100      $2,911,100
  Steel                                         --             --     136,636         136,636
  All Other Convertible
     Corporate Bonds                                   61,846,323                  61,846,323
Preferred Stocks                                --             --          --              --
  Transportation
     Air Freight & Logistics                    --      3,171,057          --       3,171,057
  Consumer Services
     Hotels, Resorts &
        Cruise Lines                            --             --          --              --
  Diversified Financials
     Consumer Finance                           --      3,120,150          --       3,120,150
  Insurance
     Reinsurance                                --             --   4,260,476       4,260,476
  All Other Preferred Stocks            22,489,492             --          --      22,489,492
Convertible Preferred Stocks                    --      1,346,869          --       1,346,869
Common Stock
  Materials
  Diversified Metals & Mining            3,039,298             --          --       3,039,298
  Transportation
     Marine                                936,286             --          --         936,286
  Banks
     Diversified Banks                      15,645             --          --          15,645
  Consumer Services
     Hotels, Resorts & Cruise Lines             --             --          --              --
  Diversified Financials
     Specialized Finance                        --             --     700,002         700,002
  All Other Common Stocks                       --      2,458,221          --       2,458,221
Asset Backed Securities                         --     17,195,255          --      17,195,255
Collateralized Mortgage
  Obligations                                   --     20,909,281          --      20,909,281
Corporate Bonds
  Materials
     Steel                                      --             --     297,033         297,033
  Insurance
     Reinsurance                                --             --  27,472,959      27,472,959
  Semiconductors &
     Semiconductor Equipment
     Semiconductors                             --             --     297,026         297,026
  All Other Corporate Bonds                         1,078,998,257               1,078,998,257
U.S. Government
  Agency Obligations                            --     13,604,405          --      13,604,405
Foreign Government Bonds                        --     74,854,954          --      74,854,954

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/14

---------------------------------------------------------------------------------------------------
                             Level 1             Level 2          Level 3            Total
---------------------------------------------------------------------------------------------------
Municipal Bonds              $              --   $    1,063,758   $              --  $    1,063,758
Senior Floating Rate
  Loan Interests                            --       51,871,748                  --      51,871,748
Rights/Warrants                        532,800               --                  --         532,800
---------------------------------------------------------------------------------------------------
Total                        $      27,013,521   $1,330,440,278   $      36,075,232  $1,393,529,031
===================================================================================================
Other Financial Instruments
Unrealized appreciation on
  forward foreign currency
  contracts                  $              --   $    2,470,018   $              --  $    2,470,018
Unrealized depreciation on
  forward foreign
  currency contracts                                 (1,702,050)                         (1,702,050)
Unrealized appreciation on
  written options                           --           81,027                  --          81,027
---------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments      $              --   $      848,995   $              --  $      848,995
===================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                  Convertible
                    Common        Corporate        Preferred     Corporate     Municipal
                    Stocks        Bonds            Stocks        Bonds         Bonds        Total
--------------------------------------------------------------------------------------------------------
Balance as
  of 10/31/13       $ 5,156,767   $       --       $ 8,455,090   $  6,589,185  $ 2,662,500  $ 22,863,542
Realized
  gain (loss)(1)     (6,292,479)          --           361,498         17,332           --    (5,913,649)
Change in
  unrealized
  appreciation
  (depreciation)(2)   5,615,684     (481,330)           (7,616)     2,204,044           --     7,330,782
Purchases                    --    3,529,066         4,070,000     22,400,883           --    29,999,949
Sales                   (66,160)          --        (3,911,497)   (11,565,235)          --   (15,542,892)
Transfers in and
  out of Level 3
  Categories         (3,713,810)                    (4,707,000)     8,420,810           --            --
Transfers in to
  Level 3*                   --           --                --             --           --            --
Transfers out
  of Level 3*                --           --                --             --   (2,662,500)   (2,662,500)
--------------------------------------------------------------------------------------------------------
Balance as
  of 10/31/14       $   700,002   $3,047,736       $ 4,260,476   $ 28,067,018  $        --   $36,075,232
--------------------------------------------------------------------------------------------------------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 10/31/14                                                          $ 7,330,782
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 49

Statement of Assets and Liabilities | 10/31/14

ASSETS:
  Investment in securities (cost $1,462,753,203)                         $1,393,529,031
  Cash                                                                        7,908,626
  Foreign currencies, at value (cost $9,735,557)                              9,629,963
  Receivables --
     Investment securities sold                                              10,164,271
     Fund shares sold                                                         2,671,184
     Dividends                                                                   14,115
     Interest                                                                26,013,923
  Net unrealized appreciation on forward foreign currency contracts           2,470,018
  Other assets                                                                   47,988
---------------------------------------------------------------------------------------
         Total assets                                                    $1,452,449,119
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $    9,461,511
     Fund shares repurchased                                                  5,491,715
     Dividends                                                                1,038,407
  Written options (premiums received $81,114)                                        87
  Net unrealized depreciation on forward foreign currency contracts           1,702,050
  Due to affiliates                                                             383,558
  Trustee fees                                                                    5,885
  Accrued expenses                                                              151,111
---------------------------------------------------------------------------------------
         Total liabilities                                               $   18,234,324
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $1,820,779,230
  Distributions in excess of net investment income                           (5,794,105)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                 (312,152,019)
  Net unrealized depreciation on investments                                (69,224,172)
  Net unrealized appreciation on written options                                 81,027
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             524,834
---------------------------------------------------------------------------------------
         Total net assets                                                $1,434,214,795
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $373,542,613/38,154,275 shares)                      $         9.79
  Class B (based on $17,166,964/1,751,406 shares)                        $         9.80
  Class C (based on $354,161,755/36,270,602 shares)                      $         9.76
  Class Y (based on $682,911,337/70,957,252 shares)                      $         9.62
  Class Z (based on $6,432,126/638,822 shares)                           $        10.07
MAXIMUM OFFERING PRICE:
  Class A ($9.79 (divided by) 95.5%)                                     $        10.25
=======================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Statement of Operations

For the Year Ended 10/31/14

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of ($95,076))    $ 123,232,465
   Dividends (net of foreign taxes withheld of $1,010)          1,914,416
-----------------------------------------------------------------------------------------
         Total investment income                                            $ 125,146,881
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  10,396,942
  Transfer agent fees
     Class A                                                      238,236
     Class B                                                       18,657
     Class C                                                       88,490
     Class Y                                                       24,932
     Class Z                                                        3,302
  Distribution fees
     Class A                                                    1,186,601
     Class B                                                      216,102
     Class C                                                    3,862,677
  Shareholder communication expense                             1,782,523
  Administrative reimbursements                                   506,172
  Custodian fees                                                  152,064
  Registration fees                                                96,088
  Professional fees                                               181,588
  Printing expense                                                 53,471
  Fees and expenses of nonaffiliated Trustees                      67,775
  Miscellaneous                                                   193,265
-----------------------------------------------------------------------------------------
     Total expenses                                                         $  19,068,885
-----------------------------------------------------------------------------------------
         Net investment income                                              $ 106,077,996
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                            $ (44,508,931)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies     (2,902,554)  $ (47,411,485)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $  (6,551,340)
     Written options                                               81,027
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies      1,130,608   $  (5,339,705)
-----------------------------------------------------------------------------------------
  Net loss on investments                                                   $ (52,751,190)
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $  53,326,806
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 51

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                                            Year Ended
                                                           Year Ended       10/31/13
                                                           10/31/14         (Consolidated)
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  106,077,996   $  137,829,746
Net realized loss on investments, and foreign
  currency transactions                                       (47,411,485)     (29,404,113)
Change in net unrealized appreciation (depreciation) on
  investments, written options and foreign currency
  transactions                                                 (5,339,705)      23,577,860
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $   53,326,806   $  132,003,493
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.63 and $0.69 per share, respectively)     $  (29,832,295)  $  (39,075,003)
     Class B ($0.54 and $0.60 per share, respectively)         (1,182,126)      (1,895,090)
     Class C ($0.56 and $0.62 per share, respectively)        (21,500,514)     (27,819,963)
     Class Y ($0.65 and $0.71 per share, respectively)        (47,729,543)     (64,287,065)
     Class Z ($0.67 and $0.73 per share, respectively)           (543,124)        (668,755)
Tax return of capital:
     Class A ($0.03 and $0.00 per share, respectively)         (1,332,258)              --
     Class B ($0.03 and $0.00 per share, respectively)            (59,960)              --
     Class C ($0.03 and $0.00 per share, respectively)         (1,097,458)              --
     Class Y ($0.03 and $0.00 per share, respectively)         (2,094,367)              --
     Class Z ($0.03 and $0.00 per share, respectively)            (23,348)              --
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                $ (105,394,993)  $ (133,745,876)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  354,742,504   $  569,358,307
Reinvestment of distributions                                  90,790,119      114,528,755
Cost of shares repurchased                                   (727,085,172)    (980,777,449)
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
         Fund share transactions                           $ (281,552,549)  $ (296,890,387)
-------------------------------------------------------------------------------------------
     Net decrease in net assets                            $ (333,620,736)  $ (298,632,770)
NET ASSETS:
Beginning of year                                           1,767,835,531    2,066,468,301
-------------------------------------------------------------------------------------------
End of year                                                $1,434,214,795   $1,767,835,531
-------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                        $   (5,794,105)  $   (6,409,063)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------
                           '14 Shares    '14 Amount        '13 Shares    '13 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                  8,067,204   $   81,377,053     14,731,425   $  150,646,557
Reinvestment of
   distributions             2,764,874       27,820,854      3,367,873       34,353,691
Less shares repurchased    (25,172,337)    (253,478,131)   (25,080,406)    (255,425,099)
----------------------------------------------------------------------------------------
      Net decrease         (14,340,259)  $ (144,280,224)    (6,981,108)  $  (70,424,851)
========================================================================================
Class B
Shares sold or exchanged        14,948   $      150,417         43,774   $      446,051
Reinvestment of
   distributions               102,969        1,036,710        153,039        1,563,046
Less shares repurchased       (915,740)      (9,227,142)    (1,491,388)     (15,249,577)
----------------------------------------------------------------------------------------
      Net decrease            (797,823)  $   (8,040,015)    (1,294,575)  $  (13,240,480)
========================================================================================
Class C
Shares sold                  2,475,431   $   24,886,168      5,699,265   $   58,272,555
Reinvestment of
   distributions             1,754,663       17,594,670      2,061,215       20,951,660
Less shares repurchased     (9,625,103)     (96,598,207)   (12,516,330)    (127,057,433)
----------------------------------------------------------------------------------------
      Net decrease          (5,395,009)  $  (54,117,369)    (4,755,850)  $  (47,833,218)
========================================================================================
Class Y
Shares sold                 24,549,196   $  242,996,219     35,418,684   $  356,406,434
Reinvestment of
   distributions             4,439,341       43,873,059      5,684,565       57,034,416
Less shares repurchased    (36,416,108)    (360,141,371)   (57,693,557)    (577,335,870)
----------------------------------------------------------------------------------------
      Net decrease          (7,427,571)  $  (73,272,093)   (16,590,308)  $ (163,895,020)
========================================================================================
Class Z
Shares sold                    509,128   $    5,332,647        341,466   $    3,586,710
Reinvestment of
   distributions                44,874          464,826         59,605          625,942
Less shares repurchased       (737,520)      (7,640,321)      (544,482)      (5,709,470)
----------------------------------------------------------------------------------------
      Net decrease            (183,518)  $   (1,842,848)      (143,411)  $   (1,496,818)
========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 53

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended      Year Ended      Year Ended
                                                             Year Ended  10/31/13        10/31/12        10/31/11        Year Ended
                                                             10/31/14    (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.13    $   10.13       $   9.83        $  10.53        $     9.39
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.66    $    0.71       $   0.76        $   0.77        $     0.80
   Net realized and unrealized gain (loss) on investments       (0.34)       (0.02)          0.35           (0.70)             1.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.32    $    0.69       $   1.11        $   0.07        $     1.91
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.63)   $   (0.69)      $  (0.81)       $  (0.77)       $    (0.77)
   Tax return of capital                                        (0.03)          --             --              --                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.66)          --             --              --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.34)   $      --       $   0.30        $  (0.70)       $     1.14
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.79    $   10.13       $  10.13        $   9.83        $    10.53
====================================================================================================================================
Total return*                                                    3.16%        6.96%         11.89%           0.49%            21.16%
Ratio of net expenses to average net assets                      1.13%        1.10%          1.10%           1.09%             1.10%
Ratio of net investment income (loss) to average net assets      6.62%        6.97%          7.74%           7.37%             8.08%
Portfolio turnover rate                                            32%          33%            33%             52%               49%
Net assets, end of period (in thousands)                     $373,543    $ 531,829       $602,568        $648,746        $1,117,231
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended      Year Ended      Year Ended
                                                             Year Ended  10/31/13        10/31/12        10/31/11        Year Ended
                                                             10/31/14    (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 10.14     $  10.14        $  9.83         $ 10.53         $  9.37
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.56     $   0.60        $  0.68         $  0.68         $  0.70
   Net realized and unrealized gain (loss) on investments      (0.33)        0.00(a)        0.36           (0.69)           1.15
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.23     $   0.60        $  1.04         $ (0.01)        $  1.85
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.54)    $  (0.60)       $ (0.73)        $ (0.69)        $ (0.69)
   Tax return of capital                                       (0.03)          --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.57)          --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.34)    $     --        $  0.31         $ (0.70)        $  1.16
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.80     $  10.14        $ 10.14         $  9.83         $ 10.53
===================================================================================================================================
Total return*                                                   2.30%        6.18%         11.10%          (0.32)%         20.40%
Ratio of net expenses to average net assets                     1.94%        1.94%          1.91%           1.90%           1.92%
Ratio of net investment income (loss) to average net assets     5.81%        6.13%          6.94%           6.59%           7.27%
Portfolio turnover rate                                           32%          33%            33%             52%             49%
Net assets, end of period (in thousands)                     $17,167     $ 25,847        $38,965         $50,509         $80,100
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 55

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended      Year Ended      Year Ended
                                                             Year Ended  10/31/13        10/31/12        10/31/11        Year Ended
                                                             10/31/14    (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.10    $   10.10       $   9.80        $  10.49        $   9.34
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.59    $    0.63       $   0.69        $   0.70        $   0.73
   Net realized and unrealized gain (loss) on investments       (0.34)       (0.01)          0.35           (0.69)           1.11
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.25    $    0.62       $   1.04        $   0.01        $   1.84
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.56)   $   (0.62)      $  (0.74)       $  (0.70)       $  (0.69)
   Tax return of capital                                        (0,03)          --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.59)          --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.34)   $      --       $   0.30        $  (0.69)       $   1.15
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.76    $   10.10       $  10.10        $   9.80        $  10.49
===================================================================================================================================
Total return*                                                    2.43%        6.23%         11.17%          (0.13)%         20.43%
Ratio of net expenses to average net assets                      1.83%        1.81%          1.78%           1.78%           1.82%
Ratio of net investment income (loss) to average net assets      5.91%        6.26%          7.08%           6.72%           7.37%
Portfolio turnover rate                                            32%          33%            33%             52%             49%
Net assets, end of period (in thousands)                     $354,162    $ 420,932       $468,920        $460,476        $524,448
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Global High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended      Year Ended      Year Ended
                                                             Year Ended  10/31/13        10/31/12        10/31/11        Year Ended
                                                             10/31/14    (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.96    $    9.96       $   9.66        $    10.35      $   9.25
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.67    $    0.72       $   0.76        $     0.81      $   0.86
   Net realized and unrealized gain (loss) on investments       (0.33)       (0.01)          0.37             (0.70)         1.03
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.34    $    0.71       $   1.13        $     0.11      $   1.89
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.65)   $   (0.71)      $  (0.83)       $    (0.80)     $  (0.79)
   Tax return of capital                                        (0.03)          --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.68)          --             --                --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.34)   $      --       $   0.30        $    (0.69)     $   1.10
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.62    $    9.96       $   9.96        $     9.66      $  10.35
===================================================================================================================================
Total return*                                                    3.40%        7.27%         12.35%             0.85%        21.35%
Ratio of net expenses to average net assets                      0.84%        0.82%          0.80%             0.74%         0.73%
Ratio of net investment income (loss) to average net assets      6.88%        7.24%          8.03%             7.72%         8.42%
Portfolio turnover rate                                            32%          33%            33%               52%           49%
Net assets, end of period (in thousands)                     $682,911    $ 780,656       $945,946        $1,364,543      $958,596
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 57

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended      Year Ended      Year Ended
                                                             Year Ended  10/31/13        10/31/12        10/31/11        Year Ended
                                                             10/31/14    (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $ 10.42     $ 10.43         $ 10.11         $ 10.86         $  9.67
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.71     $  0.75         $  0.82         $  0.85         $  0.87
   Net realized and unrealized gain (loss) on investments      (0.36)      (0.03)           0.36           (0.77)           1.13
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.35     $  0.72         $  1.18         $  0.08         $  2.00
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.67)    $ (0.73)        $ (0.86)        $ (0.83)        $ (0.81)
   Tax return of capital                                       (0.03)         --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.70)         --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.35)    $ (0.01)        $  0.32         $ (0.75)        $  1.19
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.07     $ 10.42         $ 10.43         $ 10.11         $ 10.86
===================================================================================================================================
Total return*                                                   3.39%       7.11%          12.30%           0.53%          21.58%
Ratio of net expenses to average net assets                     0.90%       0.89%           0.88%           0.76%           0.90%
Ratio of net investment income (loss) to average net assets     6.81%       7.18%           7.99%           7.67%           8.26%
Portfolio turnover rate                                           32%         33%             33%             52%             49%
Net assets, end of period (in thousands)                     $ 6,432     $ 8,570         $10,069         $ 7,580         $ 7,416
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Notes to Financial Statements | 10/31/14

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

During the periods covered by this report, the Fund offered five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 59

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair value valuation team is responsible for

60 Pioneer Global High Yield Fund | Annual Report | 10/31/14 monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.1% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 61 investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 9).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2014, the Fund reclassified $1,141,736 to decrease paid in capital, $4,675,436 to increase distributions in excess of net investment income and $5,817,172 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At October 31, 2014, the Fund was permitted to carry forward indefinitely $10,185,419 of short-term losses and $66,099,487 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without

62 Pioneer Global High Yield Fund | Annual Report | 10/31/14 limitation. Additionally, at October 31, 2014, the Fund had a net capital loss carryforward of $235,848,362 of which the following amounts will expire between 2016 and 2018 if not utilized: $4,718,467 in 2016, $204,858,985 in
    2017 and $26,270,910 in 2018.

    During the year ended October 31, 2014, a capital loss carryforward of $1,705,122 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                      2014                  2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                           $100,787,602          $133,745,876
    Return of capital                            4,607,391                    --
    ----------------------------------------------------------------------------
         Total                                $105,394,993          $133,745,876
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $           --
    Capital loss carryforward                                      (312,133,268)
    Dividend payable                                                 (1,038,407)
    Net unrealized depreciation                                     (73,392,760)
    ----------------------------------------------------------------------------
         Total                                                   $ (386,564,435)
    ============================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $59,336 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 63

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management. Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Purchased Options

    The Fund may purchase call and put options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or

64 Pioneer Global High Yield Fund | Annual Report | 10/31/14 depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended October 31, 2014 was $26,227. Purchased put option contracts outstanding at period end are listed at the Fund's Schedule of Investments. During the year ended October 31, 2014, there were no put option contracts outstanding.

I.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended October 31, 2014 was $27,084. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held one written call option contract that was open at October 31, 2014.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 65

    Transactions in written call options for the year ended October 31, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                          Number of Contracts  Premium Received
    ----------------------------------------------------------------------------
    Options open at beginning of period                    --         $      --
    Options opened                                 (4,923,449)          (81,114)
    Options exercised                                      --                --
    Options closed                                         --                --
    Options expired                                        --                --
    ----------------------------------------------------------------------------
         Options open at end of period             (4,923,449)        $ (81,114)
    ============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations expired on March 1, 2013.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $52,844 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

66 Pioneer Global High Yield Fund | Annual Report | 10/31/14

For the year ended October 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  536,694
Class B                                                                   29,871
Class C                                                                  322,881
Class Y                                                                  880,723
Class Z                                                                   12,354
--------------------------------------------------------------------------------
  Total                                                               $1,782,523
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $305,262 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,452 in distribution fees payable to PFD at October 31, 2014.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2014, CDSCs in the amount of $22,131 were paid to PFD.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 67

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2014, the Fund had no borrowings under the credit facility.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2014, the Fund's expenses were not reduced under such arrangements.

7. Bridge Loan Commitments

As of October 31, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of October 31, 2014:

-------------------------------------------------------------------------------------
                                                                        Net
                                                                        Unrealized
Loan                          Shares          Cost         Value        Appreciation
-------------------------------------------------------------------------------------
Burger King Worldwide Inc.,
  Bridge Loan                 11,000,000      $11,000,000 $11,000,000   $--
-------------------------------------------------------------------------------------
  Total                                                                 $--
=====================================================================================

68 Pioneer Global High Yield Fund | Annual Report | 10/31/14

8. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund as of October 31, 2013 included the accounts of Blaze Holding GHYDF, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and was wholly-owned and controlled by the Fund. The Subsidiary acted as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units ("Blaze").

On July 17, 2014, the Subsidiary sold its interest in Blaze, and liquidated on August 21, 2014. The disposition of this investment resulted in a recognized loss of $6,292,479, which is reflected as part of the Net Realized Gain (Loss) on Investments in the Statement of Operations. The investment in the Subsidiary had no other impact on the Fund's operations. As a result, the financial statements as of October 31, 2014 are not consolidated.

9. Forward Foreign Currency Contracts

At October 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2014 was $18,627,925.

Open forward foreign currency contracts at October 31, 2014 were as follows:

---------------------------------------------------------------------------------------------------------
                                 Quantity/
                                 Shares                                                      Net
Currency                         Purchased/                      Settlement  US $ Value      Unrealized
Description     Counterparty     (Sold)           Book Value     Date        at 10/31/14     Appreciation
---------------------------------------------------------------------------------------------------------
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.             (11,272,486)  $15,070,322    12/5/14     $(14,124,966)   $   945,355
JPY             Brown Brothers
  (Japanese     Harriman
  Yen)          and Co.          (1,191,551,081)   11,644,781    11/18/14     (10,614,800)     1,029,982
GBP (British
  Pound         Citibank NA          (4,467,675)    7,258,254    12/4/14       (7,142,497)       115,757
EURO
  (European
  Euro)         UBS AG               (4,200,044)    5,641,781    12/5/14       (5,262,857)       378,924
---------------------------------------------------------------------------------------------------------
Total                                                                                        $ 2,470,018
=========================================================================================================

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 69

---------------------------------------------------------------------------------------------------------
                                 Quantity/
                                 Shares                                                      Net
Currency                         Purchased/                      Settlement  US $ Value      Unrealized
Description     Counterparty     (Sold)           Book Value     Date        at 10/31/14     Depreciation
---------------------------------------------------------------------------------------------------------
TRY (Turkish
  Lira)         Citibank NA          (5,802,689)  $ 2,504,981    12/15/14    $ (2,586,599)   $   (81,618)
KRW (South      JP Morgan
  Korea Won)    Chase Bank        4,145,551,867    (4,048,667)   12/4/14        3,853,997       (194,670)
NOK (Norwegian  JP Morgan
  Krone)        Chase Bank          178,949,944   (27,901,662)   12/4/14       26,475,900     (1,425,762)
---------------------------------------------------------------------------------------------------------
Total                                                                                        $(1,702,050)
=========================================================================================================

10. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2014.

------------------------------------------------------------------------------------------------------
Assets:
                                Gross
                                Amounts         Net                Gross Amounts Not Offset
                                Offset          Amounts of            in the Statement of
                                in the          Assets               Assets and Liabilities
                 Gross          Statement       Presented In   -------------------------------------
                 Amounts of     of Assets       the Statement                   Cash
                 Recognized     and             of Assets and   Financial       Collateral  Net
Description      Assets         Liabilities     Liabilities     Instruments     Received    Amount
------------------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts      $2,470,018     $      --       $2,470,018      $       --      $     --    $2,470,018
Written options          --            --               --              --            --            --
------------------------------------------------------------------------------------------------------
                 $2,470,018     $      --       $2,470,018      $       --      $     --    $2,470,018
======================================================================================================

------------------------------------------------------------------------------------------------------
Liabilities:

                                Gross
                                Amounts         Net                Gross Amounts Not Offset
                                Offset          Amounts of            in the Statement of
                                in the          Liabilities          Assets and Liabilities
                 Gross          Statement       Presented In   -------------------------------------
                 Amounts of     of Assets       the Statement                   Cash
                 Recognized     and             of Assets and   Financial       Collateral  Net
Description      Liabilities    Liabilities     Liabilities     Instruments     Received    Amount
------------------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts      $1,702,050     $  --           $1,702,050      $  --           $  --       $1,702,050
Written options          87        --                   87         --              --               87
------------------------------------------------------------------------------------------------------
                 $1,702,137     $  --           $1,702,137      $  --           $  --       $1,702,137
======================================================================================================

70 Pioneer Global High Yield Fund | Annual Report | 10/31/14

11. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as            Asset Derivatives 2014           Liabilities Derivatives 2014
Hedging Instruments         ----------------------------------------------------------------
Under Accounting            Statement of Assets              Statement of Assets
Standards Codification      and Liabilities                  and Liabilities
(ASC) 815                   Location           Value         Location            Value
--------------------------------------------------------------------------------------------
Forward Foreign Currency    Net unrealized                   Net unrealized
 Contracts                  appreciation on                  depreciation on
                            forward foreign                  forward foreign
                            currency contracts $2,470,018    currency contracts  $1,702,050
Written options             Written options            --    Written options             87
--------------------------------------------------------------------------------------------
 Total                                         $2,470,018                        $1,702,137
============================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows:

------------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives Not                                                                  Unrealized
Accounted for as                                               Realized          Appreciation
Hedging Instruments      Location of Gain                      Gain or (Loss)    (Depreciation)
Under Accounting         or (Loss) on                          on Derivatives    on Derivatives
Standards Codification   Derivatives Recognized                Recognized        Recognized
(ASC) 815                in Income                             in Income         in Income
------------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on forward
 Currency Contracts      foreign currency contracts            $ (1,873,530)
Forward Foreign          Change in unrealized appreciation
 Currency Contracts      (depreciation) on forward foreign
                         contracts                                               $ 1,450,685
Written options          Net realized gain (loss) on
                         written options                       $         --
Written options          Change in unrealized appreciation
                         (depreciation) on written options                       $    81,027

12. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 71

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

13. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

72 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and Shareowners of
Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global High Yield Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII), as of October 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The consolidated statement of changes in net assets of the Fund for the year ended October 31, 2013, and the financial highlights for the years ended October 31, 2013, 2012, 2011, and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 24, 2014

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 73

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

74 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that they were satisfied with PIM's response to the Fund's performance issues.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 75

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups. They noted that the Fund's non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the

76 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 77

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

78 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 79

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2006.    Private investor (2004-2008 and 2013-present);   Director, Broadridge
Chairman of the Board        Serves until a         Chairman (2008 - 2013) and Chief Executive       Financial Solutions, Inc.
and Trustee                  successor trustee      Officer (2008 - 2012), Quadriserv, Inc.          (investor communications
                             is elected or          (technology products for securities lending      and securities processing
                             earlier retirement     industry); and Senior Executive Vice             provider for financial
                             or removal.            President, The Bank of New York (financial and   services industry) (2009 -
                                                    securities services) (1986 - 2004)               present); Director,
                                                                                                     Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner,
                                                                                                     New Jersey State Civil
                                                                                                     Service Commission (2011 -
                                                                                                     present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City Capital           Director of Enterprise
Trustee                      Serves until a         Advisors (corporate advisory services company)   Community Investment, Inc.
                             successor trustee      (1997 - 2004 and 2008 - present); Interim        (privately-held affordable
                             is elected or          Chief Executive Officer, Oxford Analytica,       housing finance company)
                             earlier retirement     Inc. (privately-held research and consulting     (1985 - 2010); Director of
                             or removal.            company) (2010); Executive Vice President and    Oxford Analytica, Inc.
                                                    Chief Financial Officer, I-trax, Inc.            (2008 - present); Director
                                                    (publicly traded health care services company)   of The Swiss Helvetia Fund,
                                                    (2004 - 2007); and Executive Vice President      Inc. (closed-end fund)
                                                    and Chief Financial Officer, Pedestal Inc.       (2010 - present); and
                                                    (internet-based mortgage trading company)        Director of New York
                                                    (2000 - 2002)                                    Mortgage Trust (publicly
                                                                                                     traded mortgage REIT) (2004
                                                                                                     - 2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.    William Joseph Maier Professor of Political      Trustee, Mellon
Trustee                      Serves until a         Economy, Harvard University (1972 - present)     Institutional Funds
                             successor trustee                                                       Investment Trust and Mellon
                             is elected or                                                           Institutional Funds Master
                             earlier retirement                                                      Portfolio (oversaw 17
                             or removal.                                                             portfolios in fund complex)
                                                                                                     (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Global High Yield Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2001.    Founding Director, Vice President and Corporate   None
Trustee                      Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee      firm) (1982 - present); Desautels Faculty of
                             is elected or          Management, McGill University (1999 - present);
                             earlier retirement     and Manager of Research Operations and
                             or removal.            Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2001.    President and Chief Executive Officer, Newbury,   Director of New America
Trustee                      Serves until a         Piret & Company, Inc. (investment banking firm)   High Income Fund, Inc.
                             successor trustee      (1981 - present)                                  (closed-end investment
                             is elected or                                                            company) (2004 - present);
                             earlier retirement                                                       and member, Board of
                             or removal.                                                              Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**     Trustee since 2014.    Consultant (investment company services)          None
Trustee                      Serves until a         (2012 - present); Executive Vice President, BNY
                             successor trustee      Mellon (financial and investment company
                             is elected or          services) (1969 - 2012); Director, BNY
                             earlier retirement     International Financing Corp. (financial
                             or removal.            services) (2002 - 2012); and Director, Mellon
                                                    Overseas Investment Corp. (financial services)
                                                    (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 81

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                           Other Directorships
Position Held With the Fund   Length of Service          Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*       Trustee since 2014.        Director and Executive Vice President (since      None
Trustee                       Serves until a successor   2008) and Chief Investment Officer, U.S. (since
                              trustee is elected or      2010), of PIM-USA; Executive Vice President of
                              earlier retirement or      Pioneer (since 2008); Executive Vice President
                              removal.                   of Pioneer Institutional Asset Management, Inc.
                                                         (since 2009); Portfolio Manager of Pioneer
                                                         (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Global High Yield Fund | Annual Report | 10/31/14

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                                 Other Directorships
Position Held With the Fund   Length of Service          Principal Occupation                                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**    Advisory Trustee since     Chief Investment Officer, 1199 SEIU National Benefit    None
                              2014.                      and Pension Funds (health care workers union pension
                                                         Funds) (2001 - present); Vice President -
                                                         International Investments Group, American
                                                         International Group, Inc. (insurance company) (1993 -
                                                         2001); Vice President, Corporate Finance and Treasury
                                                         Group, Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                                                         Vice President - Asset/Liability Management Group,
                                                         Federal Farm Funding Corp. (government-sponsored
                                                         Issuer of debt securities) (1988 - 1990); Mortgage
                                                         Strategies Group, Shearson Lehman Hutton, Inc.
                                                         (investment bank) (1987 - 1988); and Mortgage
                                                         Securities Group, Drexel Burnham Lambert, Ltd.
                                                         (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 83

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                                Other Directorships
Position Held With the Fund   Length of Service       Principal Occupation                                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)            Since 2014. Serves at   Chair, Director, CEO and President of Pioneer             None
President and                 the discretion of the   Investment Management USA (since September 2014);
Chief Executive Officer       Board.                  Chair, Director, CEO and President of Pioneer
                                                      Investment Management, Inc. (since September 2014);
                                                      Chair, Director, CEO and President of Pioneer Funds
                                                      Distributor, Inc. (since September 2014); Chair,
                                                      Director, CEO and President of Pioneer Institutional
                                                      Asset Management, Inc. (since September 2014); and
                                                      Chair, Director, and CEO of Pioneer Investment
                                                      Management Shareholder Services, Inc. (since September
                                                      2014); Managing Director, Morgan Stanley Investment
                                                      Management (2010 - 2013); and Director of
                                                      Institutional Business, CEO of International, Eaton
                                                      Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)    Since 2003. Serves at   Vice President and Associate General Counsel of           None
Secretary and Chief           the discretion of the   Pioneer since January 2008; Secretary and Chief Legal
Legal Officer                 Board.                  Officer of all of the Pioneer Funds since June 2010;
                                                      Assistant Secretary of all of the Pioneer Funds from
                                                      September 2003 to May 2010; and Vice President and
                                                      Senior Counsel of Pioneer from July 2002 to December
                                                      2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)        Since 2010. Serves at   Fund Governance Director of Pioneer since December        None
Assistant Secretary           the discretion of the   2006 and Assistant Secretary of all the Pioneer Funds
                              Board.                  since June 2010; Manager - Fund Governance of Pioneer
                                                      from December 2003 to November 2006; and Senior
                                                      Paralegal of Pioneer from January 2000 to November
                                                      2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at   Senior Counsel of Pioneer since May 2013 and Assistant    None
Assistant Secretary           the discretion of the   Secretary of all the Pioneer Funds since June 2010;
                              Board.                  Counsel of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at   Vice President - Fund Treasury of Pioneer; Treasurer      None
Treasurer and Chief           the discretion of the   of all of the Pioneer Funds since March 2008; Deputy
Financial                     Board.                  Treasurer of Pioneer from March 2004 to February 2008;
and Accounting Officer                                and Assistant Treasurer of all of the Pioneer Funds
of the Fund                                           from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2001. Serves at   Director - Fund Treasury of Pioneer; and Assistant        None
Assistant Treasurer           the discretion of the   Treasurer of all of the Pioneer Funds
                              Board.
------------------------------------------------------------------------------------------------------------------------------------

84 Pioneer Global High Yield Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                                Other Directorships
Position Held With the Fund   Length of Service        Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2002. Serves at    Fund Accounting Manager - Fund Treasury of Pioneer;      None
Assistant Treasurer           the discretion of the    and Assistant Treasurer of all of the Pioneer Funds
                              Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at    Fund Administration Manager - Fund Treasury of           None
Assistant Treasurer           the discretion of the    Pioneer since November 2008; Assistant Treasurer of
                              Board.                   all of the Pioneer Funds since January 2009; and
                                                       Client Service Manager - Institutional Investor
                                                       Services at State Street Bank from March 2003 to
                                                       March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at    Chief Compliance Officer of Pioneer and of all the       None
Chief Compliance Officer      the discretion of the    Pioneer Funds since March 2010; Director of Adviser
                              Board.                   and Portfolio Compliance at Pioneer since October
                                                       2005; and Senior Compliance Officer for Columbia
                                                       Management Advisers, Inc. from October 2003 to
                                                       October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)          Since 2006. Serves at    Director - Transfer Agency Compliance of Pioneer and     None
Anti-Money Laundering         the discretion of the    Anti-Money Laundering Officer of all the Pioneer
Officer                       Board.                   funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 85

                           This page for your notes.

86 Pioneer Global High Yield Fund | Annual Report | 10/31/14

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 87

                           This page for your notes.

88 Pioneer Global High Yield Fund | Annual Report | 10/31/14

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 89

                           This page for your notes.

90 Pioneer Global High Yield Fund | Annual Report | 10/31/14

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/14 91

                           This page for your notes.

92 Pioneer Global High Yield Fund | Annual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19440-08-1214

                        Pioneer Global Multisector
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A   PGABX
                        Class C   PGCBX
                        Class Y   PGYBX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         37

Notes to Financial Statements                                                44

Report of Independent Registered Public Accounting Firm                      60

Approval of Investment Advisory Agreement                                    62

Trustees, Officers and Service Providers                                     67

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

Global bond markets experienced a series of surprises in the second half of the 12-month period ended October 31, 2014, undermining the confidence that had contributed to a relatively stable environment earlier in the period. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the 12-month period. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the 12 months ended October 31, 2014?

A Pioneer Global Multisector Income Fund Class A shares returned 3.16% at net asset value during the 12-month period ended October 31, 2014, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned 0.22%. During the same period, the average return of the 225 mutual funds in Lipper's Global Income Funds category was 2.76%, and the average return of the 392 mutual funds in Morningstar's World Bond Funds category was 2.36%.

Q How would you describe the investment environment in the world bond markets during the 12-month period ended October 31, 2014?

A The investment landscape changed during the second half of the period as worries about global economic progress as well as increased geopolitical risks created uncertainty in the world's fixed-income markets. The first half of the period saw positive performance in many fixed-income markets. Confidence was fueled by stabilization of capital markets in the United States, which were buoyed by investors' general belief that the American economy was growing steadily, that emerging markets were beginning to recover, and that the European economy had emerged from recession. To be sure, however, the first six months of the period did feature some causes for concern, notably the evidence of slowing economic growth in China and the emergence of new geopolitical tensions in the Middle East and Eastern Europe.

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

    The environment changed noticeably in the second half of the period as a number of surprises rattled the markets and diminished much of the confidence seen during the first six months of the period. One of the first issues to arise was disappointing economic data in the United States for the first quarter of 2014, as gross domestic product (GDP) growth, after rising steadily during much of the second half of 2013, unexpectedly turned negative in the first quarter of 2014. News of the apparent slowing of the domestic economy caused the markets to push back their expectations for when the U.S. Federal Reserve System (the Fed) would begin raising interest rates. On the heels of the disappointing economic news in the United States came new signs that growth in Europe was sputtering and that GDP growth in China had fallen to below the targeted 7.5% annualized rate. Evidence of disappointing trends in China, in turn, raised doubts about the outlooks for the economies in many emerging markets.

    The confluence of these developments generated market fears about the possibility that deflation might appear, and thus choke off global economic growth by tamping down current levels of spending should prices fall. Adding to the fears were increased geopolitical risks, many of which had economic consequences. Sanctions imposed by the United States and Europe against Russia as a result of its aggression in the Ukraine, for example, appeared to be having negative impacts on the economies of not only Russia, but of Europe and the United Kingdom as well. Meanwhile, the rise of the ISIS group in the Middle East brought renewed tensions and worries about that troubled region of the world.

    With investor confidence shaken, U.S. Treasuries rallied over the final six months of the period, as Treasuries came to be viewed as the safest asset class in a time of uncertainty. As Treasury prices rose, the yields of 10-year Treasuries dropped from 3.3% at the start of 2014 to 2.3% at the end of the Fund's fiscal year on October 31, 2014. At the same time, the markets for other asset classes experienced greater volatility.

Q What were your principal investment strategies for the Fund during the 12-month period ended October 31, 2014, and how did those strategies affect the Fund's relative performance?

A The Fund's performance relative to both the Barclays Index benchmark and its peer groups improved significantly during the second half of the period.

    Throughout the entire 12-month period, we overweighted the portfolio in the U.S. dollar (USD) compared with the Barclays Index. The emphasis on the USD turned out to be the primary driver of the Fund's benchmark-relative

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 5 outperformance during the period as the USD strengthened against most foreign currencies. The relative strength of the USD was particularly evident in the second half of the Fund's fiscal year, as the U.S. currency began outperforming emerging markets currencies even as it widened its outperformance against most developed market currencies. The USD's performance advantage was enhanced both in May and in September 2014, when the European Central Bank (ECB) took steps to lower interest rates - including bringing deposit rates to below zero - and to increase monetary liquidity in Europe. One effect of the ECB's actions was to increase interest-rate differentials between lower rates in Europe and higher rates in the United States, and to enhance the USD's appeal.

    We also maintained a shorter duration in the Fund's portfolio than that of the Barclays Index, although we did move the Fund closer in duration to the benchmark during the second half of the fiscal year by investing in Treasury inflation-protected securities (TIPS), which have floating coupon rates that can rise as interest rates move up. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund's short-duration stance detracted from benchmark-relative performance for the full 12-month period as interest rates declined and longer- and intermediate-term Treasuries outperformed. While the Fund's short-duration policy did not help relative performance during the past 12 months, the negative effects were not enough to overcome the positive effects of our overweighting of the USD. We believe that greater-than-expected economic growth and poor "real" yields - that is, yields after accounting for inflation - are just some of the factors that could lead to rising interest rates going forward, and so we continue to maintain the Fund's shorter-duration stance. At the end of the fiscal period, on October 31, 2014, the average effective duration of Fund investments was 4.49 years, while the duration of the benchmark Barclays Index was 6.64 years.

    Throughout the 12-month period we maintained a high level of diversification* within the portfolio. At the end of the fiscal year on October 31, 2014, the largest allocation of the Fund's total invested assets was in foreign government bonds, at more than 26%, followed by U.S. corporates (22%), U.S. government securities (19%), and international corporates (15%). Collateralized mortgage obligations, at more than 9% of invested assets, also represented a fairly sizable portion of the Fund's portfolio as of period end.

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

    We recently have increased the Fund's positions in agency-backed mortgages while cutting back investments in domestic investment-grade corporate bonds, as the relative values of mortgages have become more appealing following a period of strong performance by corporate bonds.

    Within the Fund's emerging markets allocations, we have cut back our emphasis on markets such as Nigeria and Malaysia, while increasing exposures to nations such as India and Indonesia, both of which stand to benefit from falling oil prices and the expectation of the implementation of structural reforms.

Q Did the use of derivative securities have any impact on the Fund's relative performance during the 12-month period ended October 31, 2014?

A Yes. We invested in currency forward contracts as part of our strategy to overweight the portfolio to the USD, and these derivatives had a positive effect on the Fund's results.

Q   What is your investment outlook?

A We remain confident in the strength of the USD and have maintained an overweight position in the portfolio. We believe the USD's appeal on world currency markets has been enhanced by positive structural changes that have occurred within the U.S., notably the reduction in the nation's current account deficit. We also think that the interest-rate differential advantage of the USD versus other currencies will be enhanced when the Fed eventually begins to tighten its interest-rate policy and domestic rates start rising as the U.S. economic recovery continues to gain momentum.

    We also have a favorable opinion about opportunities in the emerging markets. While currencies of commodity exporters that are sensitive to global growth trends may be hurt, other emerging markets have become more appealing, including commodity-importing nations such as India as well as nations that have undertaken major structural reforms, including Indonesia and Mexico. We expect to continue to avoid investing in countries with large current account deficits and those that have not undertaken any major structural reforms, including South Africa and Turkey.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 7

Please refer to the Schedule of Investments on pages 17-35 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 9

Portfolio Summary | 10/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                           26.3%
U.S. Corporate Bonds                               22.3%
U.S. Government Securities                         19.3%
International Corporate Bonds                      14.8%
Collateralized Mortgage Obligations                 9.2%
Asset Backed Securities                             2.6%
U.S. Preferred Stocks                               2.0%
Municipal Bonds                                     1.4%
Convertible Preferred Stocks                        1.0%
Convertible Corporate Bonds                         0.6%
Senior Secured Loans                                0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   U.S. Treasury Notes, 1.5%, 10/31/19                                  3.97%
--------------------------------------------------------------------------------
 2.   U.S. Treasury Notes, 2.375%, 8/15/24                                 2.79
--------------------------------------------------------------------------------
 3.   New Zealand Government Bond, 5.5%, 4/15/23                           2.05
--------------------------------------------------------------------------------
 4.   Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                       2.04
--------------------------------------------------------------------------------
 5.   U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24               1.84
--------------------------------------------------------------------------------
 6.   Norway Government Bond, 4.5%, 5/22/19                                1.80
--------------------------------------------------------------------------------
 7.   U.S. Treasury Notes, 0.375%, 10/31/16                                1.59
--------------------------------------------------------------------------------
 8.   Mexican Udibonos, 3.5%, 12/14/17                                     1.49
--------------------------------------------------------------------------------
 9.   Romania Government Bond, 5.95%, 6/11/21                              1.48
--------------------------------------------------------------------------------
10.   Poland Government Bond, 5.25%, 10/25/17                              1.29
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Prices and Distributions | 10/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        10/31/14                    10/31/13
--------------------------------------------------------------------------------
           A                           $10.91                      $10.98
--------------------------------------------------------------------------------
           C                           $10.94                      $11.01
--------------------------------------------------------------------------------
           Y                           $11.00                      $11.07
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-10/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term        Long-Term
         Class               Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A                $0.3470                 $--            $0.0621
--------------------------------------------------------------------------------
           C                $0.2496                 $--            $0.0621
--------------------------------------------------------------------------------
           Y                $0.3777                 $--            $0.0621
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 11

Performance Update | 10/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                      Net           Public           Global
                      Asset         Offering         Aggregate
                      Value         Price            Bond
Period                (NAV)         (POP)            Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)            4.91%          4.21%           3.95%
5 Years               3.79           2.84            2.59
1 Year                3.16          -1.51            0.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      2.05%         1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Global Multisector    Barclays Global
                        Income Fund                   Aggregate Bond Index
12/31/2007              $  9,550                      $ 10,000
10/31/2008              $  9,100                      $  9,589
10/31/2009              $ 11,064                      $ 11,354
10/31/2010              $ 11,861                      $ 12,136
10/31/2011              $ 12,243                      $ 12,631
10/31/2012              $ 12,975                      $ 13,078
10/31/2013              $ 12,918                      $ 12,876
10/31/2014              $ 13,326                      $ 12,905

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  Global
                                                  Aggregate
                      If            If            Bond
Period                Held          Redeemed      Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)            4.04%         4.04%         3.95%
5 Years               2.95          2.95          2.59
1 Year                2.24          2.24          0.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      2.75%         1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Global                Barclays Global
                        Multisector Income Fund       Aggregate Bond Index
12/31/2007              $ 10,000                      $ 10,000
10/31/2008              $  9,452                      $  9,589
10/31/2009              $ 11,395                      $ 11,354
10/31/2010              $ 12,130                      $ 12,136
10/31/2011              $ 12,420                      $ 12,631
10/31/2012              $ 13,053                      $ 13,078
10/31/2013              $ 12,891                      $ 12,876
10/31/2014              $ 13,179                      $ 12,905

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 13

Performance Update | 10/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  Global
                                                  Aggregate
                      If            If            Bond
Period                Held          Redeemed      Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)            5.14%         5.14%         3.95%
5 Years               4.07          4.07          2.59
1 Year                3.42          3.42          0.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      1.57%         0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Global              Barclays Global
                        Multisector Income Fund     Aggregate Bond Index
12/31/2007              $ 5,000,000                 $ 5,000,000
10/31/2008              $ 4,767,893                 $ 4,794,284
10/31/2009              $ 5,801,982                 $ 5,677,007
10/31/2010              $ 6,235,980                 $ 6,068,024
10/31/2011              $ 6,464,208                 $ 6,315,276
10/31/2012              $ 6,867,704                 $ 6,538,894
10/31/2013              $ 6,850,412                 $ 6,438,203
10/31/2014              $ 7,084,387                 $ 6,452,328

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from May 1, 2014 through October 31, 2014.

--------------------------------------------------------------------------------
Share Class                                     A             C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/14           $1,000.00     $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/14                                 $1,012.46     $1,006.99    $1,012.83
--------------------------------------------------------------------------------
Expenses Paid During Period*                $    5.12     $    9.66    $    3.86
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.91%, and 0.76% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2014 through October 31, 2014.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/14          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/14                                $1,020.11     $1,015.58     $1,021.37
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.14     $    9.70     $    3.87
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.91%, and 0.76% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Schedule of Investments | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 CONVERTIBLE CORPORATE BONDS -- 0.6%
                                 CAPITAL GOODS -- 0.1%
                                 Electrical Components & Equipment -- 0.1%
          56,000                 General Cable Corp., 4.5%,
                                 11/15/29 (Step)                                       $       36,995
                                                                                       --------------
                                 Total Capital Goods                                   $       36,995
-----------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.2%
                                 Homebuilding -- 0.2%
          50,000                 KB Home, 1.375%, 2/1/19                               $       48,219
                                                                                       --------------
                                 Total Consumer Durables & Apparel                     $       48,219
-----------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                 Health Care Equipment -- 0.3%
          59,000                 Hologic, Inc., 2.0%, 12/15/37 (Step)                  $       73,566
                                                                                       --------------
                                 Total Health Care Equipment & Services                $       73,566
-----------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $165,233)                                       $      158,780
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 1.9%
                                 BANKS -- 1.4%
                                 Diversified Banks -- 1.2%
           5,917          7.88   Citigroup Capital XIII, Floating Rate Note,
                                 10/30/40                                              $      157,511
           3,000          7.12   Citigroup, Inc., Floating Rate Note (Perpetual)               81,180
           4,350          6.00   US Bancorp, Floating Rate Note (Perpetual)                   117,711
                                                                                       --------------
                                                                                       $      356,402
-----------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.2%
             500          6.25   CoBank ACB, Floating Rate Note (Perpetual)
                                 (144A)                                                $       52,266
                                                                                       --------------
                                 Total Banks                                           $      408,668
-----------------------------------------------------------------------------------------------------
                                 Diversified Financials -- 0.2%
                                 Consumer Finance -- 0.1%
             850          8.12   GMAC Capital Trust I, Floating Rate
                                 Note, 2/15/40                                         $       22,720
-----------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.1%
           1,000          5.90   State Street Corp., Floating Rate Note, 12/31/73      $       26,100
                                                                                       --------------
                                 Total Diversified Financials                          $       48,820
-----------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.3%
                                 Property & Casualty Insurance -- 0.2%
           2,225          5.10   The Allstate Corp., Floating Rate Note, 1/15/53       $       54,690
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 17

-----------------------------------------------------------------------------------------------------
                   Floating
                   Rate (b)
Shares             (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Reinsurance -- 0.1%
          30,000                 Pangaea Re, 0.0, 7/1/18 (Cat Bond)                    $       31,404
                                                                                       --------------
                                 Total Insurance                                       $       86,094
-----------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $514,693)                                       $      543,582
-----------------------------------------------------------------------------------------------------
                                 CONVERTIBLE PREFERRED STOCK -- 0.3%
                                 BANKS -- 0.3%
                                 Diversified Banks -- 0.3%
              80                 Wells Fargo & Co., 7.5% (Perpetual)                   $       96,320
-----------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCK
                                 (Cost $83,502)                                        $       96,320
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 2.4%
                                 FOOD & STAPLES RETAILING -- 0.2%
                                 Food Retail -- 0.2%
          48,875                 CKE Restaurant Holdings, Inc., 4.474%,
                                 3/20/43 (144A)                                        $       49,773
                                                                                       --------------
                                 Total Food & Staples Retailing                        $       49,773
-----------------------------------------------------------------------------------------------------
                                 BANKS -- 1.5%
                                 Thrifts & Mortgage Finance -- 1.5%
           4,162                 BCMSC Trust 1998-A, 6.65%, 4/15/28                    $        4,183
          65,662                 Bear Stearns Asset Backed Securities Trust,
                                 8.41%, 10/25/29 (Step)                                        66,915
          38,731                 Citicorp Residential Mortgage Trust Series 2006-3,
                                 5.703%, 11/25/36 (Step)                                       40,972
           2,751          0.52   Countrywide Asset-Backed Certificates, Floating
                                 Rate Note, 1/25/36                                             2,749
          24,280          5.07   Countrywide Asset-Backed Certificates, Floating
                                 Rate Note, 12/25/35                                           24,670
          10,666          4.46   CWABS Asset-Backed Certificates Trust 2005-4,
                                 Floating Rate Note, 9/27/32                                   10,674
          17,085          0.55   First NLC Trust 2005-2, Floating Rate Note,
                                 10/25/35                                                      16,986
           8,924                 Irwin Home Equity Loan Trust 2005-1, 5.32%,
                                 6/25/35 (Step)                                                 8,769
          50,000          5.50   Mastr Specialized Loan Trust, Floating Rate Note,
                                 10/25/34                                                      51,368
           9,559          0.85   New Century Home Equity Loan Trust 2005-1,
                                 Floating Rate Note, 3/25/35                                    9,566
          12,282          5.91   Origen Manufactured Housing Contract Trust
                                 2004-A, Floating Rate Note, 1/15/35                           12,975

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
         100,000                 Springleaf Funding Trust 2013-A, 2.58%,
                                 9/15/21 (144A)                                        $      100,686
           4,109                 Structured Asset Securities Corp., 4.77%,
                                 10/25/34 (Step)                                                4,267
          59,029                 Terwin Mortgage Trust Series TMTS 2005-16HE,
                                 4.761%, 9/25/36 (Step)                                        61,314
                                                                                       --------------
                                                                                       $      416,094
                                                                                       --------------
                                 Total Banks                                           $      416,094
-----------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.7%
                                 Other Diversified Financial Services -- 0.2%
          50,000                 Capital Auto Receivables Asset Trust/Ally,
                                 1.74%, 10/22/18                                       $       50,122
-----------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.3%
          96,625                 Domino's Pizza Master Issuer LLC, 5.216%,
                                 1/25/42 (144A)                                        $      101,990
-----------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 0.2%
          25,000                 First Investors Auto Owner Trust 2013-1, 2.02%,
                                 1/15/19 (144A)                                        $       25,088
          30,000                 Santander Drive Auto Receivables Trust 2012-1,
                                 3.78%, 11/15/17                                               30,493
                                                                                       --------------
                                                                                       $       55,581
                                                                                       --------------
                                 Total Diversified Financials                          $      207,693
-----------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $653,798)                                       $      673,560
-----------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 8.3%
                                 BANKS -- 6.2%
                                 Thrifts & Mortgage Finance -- 6.2%
           7,269          0.60   Alternative Loan Trust 2003-14T1, Floating Rate
                                 Note, 8/25/18                                         $        6,903
          10,399                 Alternative Loan Trust 2004-4CB,
                                 4.25%, 4/25/34                                                10,606
           7,885          0.60   Banc of America Alternative Loan Trust
                                 2003-10, Floating Rate Note, 12/25/33                          7,803
          17,857                 Banc of America Alternative Loan Trust
                                 2003-2, 5.75%, 4/25/33                                        18,509
          49,188                 Banc of America Alternative Loan Trust
                                 2003-7, 5.5%, 9/25/33                                         51,204
          17,183                 Banc of America Alternative Loan Trust
                                 2004-10, 5.5%, 11/25/19                                       17,350
          14,092                 Banc of America Alternative Loan Trust
                                 2004-6, 5.0%, 7/25/19                                         14,500

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 19

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
          13,221                 Banc of America Mortgage Trust 2004-11,
                                 5.75%, 1/25/35                                        $       13,440
          11,879                 Banc of America Mortgage Trust 2004-9, 5.5%,
                                 11/25/34                                                      12,082
          73,935                 Bayview Commercial Asset Trust 2007-4,
                                 3.515649%, 9/25/37 (Step) (144A) (d)                           3,874
         114,318                 Bayview Commercial Asset Trust 2007-2,
                                 0.0%, (Step) (144A)                                               --
           8,555          2.60   CHL Mortgage Pass-Through Trust 2003-56,
                                 Floating Rate Note, 12/25/33                                   8,581
          26,686          0.32   Citigroup Commercial Mortgage Trust 2007-FL3,
                                 Floating Rate Note, 4/15/22 (144A)                            26,549
          23,345                 Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                 9/25/34                                                       25,731
         100,000          4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                                 7/15/28 (144A)                                                99,880
         100,000                 COMM 2012-LC4 Mortgage Trust, 4.063%,
                                 12/12/44                                                     105,452
          50,000                 COMM 2013-LC6 Mortgage Trust, 2.941%,
                                 1/12/46                                                       49,670
          34,396                 Credit Suisse Commercial Mortgage Trust
                                 Series 2007-C1, 5.361%, 2/15/40                               36,556
           1,961          1.50   Credit Suisse First Boston Mortgage Securities
                                 Corp., Floating Rate Note, 12/25/33                            1,959
         100,000          5.42   DBUBS 2011-LC3 Mortgage Trust, Floating Rate
                                 Note, 8/12/44 (144A)                                         112,330
          99,760          1.04   Government National Mortgage Association
                                 REMICS, Floating Rate Note, 11/16/54 (d)                       9,185
          50,000                 GS Mortgage Securities Corp., II, 3.377%, 5/10/45             51,706
          25,000                 GS Mortgage Securities Corp., II, 3.682%,
                                 2/10/46 (144A)                                                25,113
          50,000                 GS Mortgage Securities Corp., II, 5.56%, 11/10/39             53,348
          66,450          2.33   GSR Mortgage Loan Trust 2003-9, Floating Rate
                                 Note, 8/25/33                                                 67,463
          41,833          0.51   JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2006-FL2, Floating Rate Note,
                                 11/15/18 (144A)                                               40,369
          35,000                 JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2011-C5, 4.1712%, 8/17/46                               37,946
          12,960          2.49   JP Morgan Mortgage Trust 2004-A1, Floating Rate
                                 Note, 2/25/34                                                 13,196
         103,305          2.61   JP Morgan Mortgage Trust 2004-A2, Floating Rate
                                 Note, 5/25/34                                                101,662
          17,107                 JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34               17,794
          14,686                 JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34               15,460
               4                 MASTR Alternative Loan Trust 2004-13, 4.5%,
                                 1/25/15                                                            4
          39,485                 MASTR Alternative Loan Trust 2004-6, 6.0%,
                                 7/25/34                                                       40,195

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
          44,689          6.62   MASTR Seasoned Securitization Trust 2005-1,
                                 Floating Rate Note, 9/25/32                           $       47,256
          75,000          5.48   ML-CFC Commercial Mortgage Trust 2006-3,
                                 Floating Rate Note, 7/12/46                                   76,678
          47,416          3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                                 7/25/43 (144A)                                                47,070
GBP       59,747          0.96   Paragon Secured Finance Plc, Floating Rate Note,
                                 11/15/35                                                      94,407
          35,139                 RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                     35,784
          12,023          0.70   RALI Series 2002-QS16 Trust, Floating Rate Note,
                                 10/25/17                                                      11,522
           6,545                 RALI Series 2004-QS1 Trust, 4.25%, 1/25/34                     6,550
           1,673          0.70   RALI Series 2004-QS1 Trust, Floating Rate Note,
                                 1/25/34                                                        1,671
          22,193                 RALI Series 2004-QS13 Trust, 5.0%, 9/25/19                    22,678
          21,624          1.55   RESI Finance LP, Floating Rate Note, 9/10/35
                                 (144A)                                                        18,823
           4,924                 Residential Asset Securitization Trust 2004-A10,
                                 5.5%, 2/25/35                                                  4,994
          18,919                 Residential Asset Securitization Trust 2004-A9,
                                 5.75%, 12/25/34                                               19,715
EURO      69,654          0.50   RHG Mortgage Securities Pty, Ltd., Floating Rate
                                 Note, 7/21/35                                                 87,164
AUD        7,332          3.52   RHG Mortgage Securities Pty, Ltd., Floating Rate
                                 Note, 7/21/35                                                  6,442
          25,217          0.38   Sequoia Mortgage Trust 2005-2, Floating Rate
                                 Note, 3/20/35                                                 23,267
          22,902          2.50   Sequoia Mortgage Trust 2013-4, Floating Rate
                                 Note, 4/25/43                                                 21,793
          32,591          2.69   Structured Asset Securities Corp., Mortgage
                                 Certificates Series 2003-31A, Floating Rate
                                 Note, 10/25/33                                                32,263
          50,000                 TimberStar Trust 1 REMICS, 5.668%, 10/15/36
                                 (144A)                                                        53,694
          50,025          2.40   WaMu Mortgage Pass-Through Certificates,
                                 Floating Rate Note, 1/25/35                                   50,224
           4,962                 Wells Fargo Mortgage Backed Securities 2006-16
                                 Trust, 5.0%, 11/25/36                                          5,124
                                                                                       --------------
                                                                                       $    1,763,539
                                                                                       --------------
                                 Total Banks                                           $    1,763,539
-----------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.5%
                                 Specialized Finance -- 0.5%
EURO    100,000           1.33   Permanent Master Issuer Plc, Floating
                                 Rate Note, 7/15/42                                    $      125,872
                                                                                       --------------
                                 Total Diversified Financials                          $      125,872
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 21

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 GOVERNMENT -- 1.6%
           1,944                 Federal Home Loan Mortgage Corp. REMICS,
                                 5.0%, 6/15/34                                         $        1,950
         100,000          4.30   Federal Home Loan Mortgage Corp., Floating
                                 Rate Note, 9/26/44 (144A)                                    103,203
          15,974                 Federal National Mortgage Association REMICS,
                                 4.5%, 6/25/29                                                 17,425
           6,077                 Federal National Mortgage Association REMICS,
                                 6.0%, 3/25/35                                                  6,129
          45,000          5.19   FREMF Mortgage Trust 2010-K9 REMICS, Floating
                                 Rate Note, 9/25/45 (144A)                                     49,722
          25,000          4.35   FREMF Mortgage Trust 2011-K12, Floating Rate
                                 Note, 1/25/46 (144A)                                          26,473
          25,000          4.94   FREMF Mortgage Trust 2011-K702, Floating Rate
                                 Note, 4/25/44 (144A)                                          26,763
          50,000          4.88   FREMF Mortgage Trust 2011-K703, Floating Rate
                                 Note, 7/25/44 (144A)                                          53,728
          25,000          4.44   FREMF Mortgage Trust Class B, Floating Rate Note,
                                 7/25/48 (144A)                                                26,306
          50,000                 Government National Mortgage Association,
                                 4.5%, 9/20/39                                                 54,284
          16,164                 Government National Mortgage Association,
                                 5.25%, 8/16/35                                                17,988
         237,683          1.01   Government National Mortgage Association,
                                 Floating Rate Note, 2/16/53 (d)                               17,666
         274,694          1.04   Government National Mortgage Association,
                                 Floating Rate Note, 8/16/52 (d)                               17,342
         330,693          1.05   Government National Mortgage Association,
                                 Floating Rate Note, 9/16/52 (d)                               25,462
                                                                                       --------------
                                                                                       $      444,441
                                                                                       --------------
                                 Total Government                                      $      444,441
-----------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $2,285,148)                                     $    2,333,852
-----------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 31.6%
                                 ENERGY -- 5.0%
                                 Oil & Gas Drilling -- 0.5%
          25,000                 Pride International, Inc., 6.875%, 8/15/20            $       29,223
         100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                         99,589
                                                                                       --------------
                                                                                       $      128,812
-----------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- 0.2%
          25,000                 Weatherford International, Ltd., Bermuda,
                                 5.95%, 4/15/42                                        $       26,460
          25,000                 Weatherford International, Ltd., Bermuda,
                                 9.625%, 3/1/19                                                31,947
                                                                                       --------------
                                                                                       $       58,407
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Integrated Oil & Gas -- 1.0%
MXN    3,730,000                 Petroleos Mexicanos, 7.19%, 9/12/24 (144A)            $      280,568
-----------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 1.6%
          25,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20 (144A)         $       25,250
          50,000                 Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                     52,000
          50,000                 EP Energy LLC, 9.375%, 5/1/20                                 54,625
          45,000                 Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22                 49,838
          90,000                 Linn Energy LLC, 6.25%, 11/1/19                               82,800
          51,000                 Linn Energy LLC, 8.625%, 4/15/20                              51,128
          23,000                 Marathon Oil Corp., 5.9%, 3/15/18                             25,974
         100,000                 Range Resources Corp., 5.0%, 3/15/23                         104,500
                                                                                       --------------
                                                                                       $      446,115
-----------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 0.4%
          90,000                 EnLink Midstream Partners LP, 4.4%, 4/1/24            $       94,713
          21,000                 Valero Energy Corp., 9.375%, 3/15/19                          26,790
                                                                                       --------------
                                                                                       $      121,503
-----------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage & Transportation -- 1.2%
          25,000                 Buckeye Partners LP, 6.05%, 1/15/18                   $       27,843
          25,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                      31,980
          50,000          5.85   DCP Midstream LLC, Floating Rate Note,
                                 5/21/43 (144A)                                                49,375
          70,000                 Kinder Morgan Energy Partners LP, 4.15%, 3/1/22               71,550
          25,000                 Plains All American Pipeline LP, 6.125%, 1/15/17              27,580
          10,000                 Questar Pipeline Co., 5.83%, 2/1/18                           11,159
          25,000                 Spectra Energy Capital LLC, 6.2%, 4/15/18                     28,247
          10,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                    11,373
          60,000                 Sunoco Logistics Partners Operations LP, 6.1%,
                                 2/15/42                                                       67,815
          13,000                 The Williams Companies, Inc., 7.75%, 6/15/31                  15,159
                                                                                       --------------
                                                                                       $      342,081
-----------------------------------------------------------------------------------------------------
                                 Coal & Consumable Fuels -- 0.1%
          45,000                 Alpha Natural Resources, Inc., 6.0%, 6/1/19           $       22,500
          25,000                 Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (144A)               17,125
                                                                                       --------------
                                                                                       $       39,625
                                                                                       --------------
                                 Total Energy                                          $    1,417,111
-----------------------------------------------------------------------------------------------------
                                 MATERIALS -- 2.4%
                                 Diversified Chemicals -- 0.1%
          20,000                 Eastman Chemical Co., 4.8%, 9/1/42                    $       19,906
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 23

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Construction Materials -- 1.2%
         150,000                 Cemex SAB de CV, 5.875%, 3/25/19 (144A)               $      155,438
          30,000                 Holcim US Finance Sarl & Cie SCS, 6.0%,
                                 12/30/19 (144A)                                               34,640
         150,000                 Union Andina de Cementos SAA, 5.875%,
                                 10/30/21 (144A)                                              152,280
                                                                                       --------------
                                                                                       $      342,358
-----------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.3%
          35,000                 Freeport-McMoRan, Inc., 3.875%, 3/15/23               $       34,593
          50,000                 Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                  49,562
                                                                                       --------------
                                                                                       $       84,155
-----------------------------------------------------------------------------------------------------
                                 Gold -- 0.2%
          35,000                 AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20       $       34,587
          35,000                 Goldcorp, Inc., 3.7%, 3/15/23                                 33,728
                                                                                       --------------
                                                                                       $       68,315
-----------------------------------------------------------------------------------------------------
                                 Steel -- 0.6%
          50,000                 EVRAZ Plc, 7.50%, 11/15/19                            $       50,000
          25,000                 Glencore Funding LLC, 4.125%, 5/30/23 (144A)                  24,901
         100,000                 Metinvest BV, 10.25%, 5/20/15 (144A)                          79,520
                                                                                       --------------
                                                                                       $      154,421
                                                                                       --------------
                                 Total Materials                                       $      669,155
-----------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 1.5%
                                 Building Products -- 0.7%
          30,000                 Building Materials Corp of America, 5.375%,
                                 11/15/24 (144A)                                       $       30,075
          25,000                 Masco Corp., 5.95%, 3/15/22                                   27,500
          85,000                 Masco Corp., 7.125%, 3/15/20                                  97,112
          50,000          5.75   Stanley Black & Decker, Inc., Floating Rate Note,
                                 12/15/53                                                      53,875
                                                                                       --------------
                                                                                       $      208,562
-----------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.1%
          25,000                 WireCo WorldGroup, Inc., 9.5%, 5/15/17                $       25,500
-----------------------------------------------------------------------------------------------------
                                 Construction & Farm Machinery &
                                 Heavy Trucks -- 0.3%
          60,000                 Cummins, Inc., 5.65%, 3/1/98                          $       69,148
          10,000                 Cummins, Inc., 6.75%, 2/15/27                                 12,714
                                                                                       --------------
                                                                                       $       81,862
-----------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 0.0%+
           7,000                 Valmont Industries, Inc., 6.625%, 4/20/20             $        8,278
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.4%
          55,000                 Aviation Capital Group Corp., 6.75%, 4/6/21
                                 (144A)                                                $       62,700
          40,000                 GATX Corp., 6.0%, 2/15/18                                     44,729
                                                                                       --------------
                                                                                       $      107,429
                                                                                       --------------
                                 Total Capital Goods                                   $      431,631
-----------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 1.6%
                                 Airlines -- 1.0%
          97,615                 Air Canada 2013-1 Class A Pass Through Trust,
                                 4.125%, 11/15/26 (144A)                               $       98,103
          10,877                 Delta Air Lines 2010-2 Class A Pass Through Trust,
                                 4.95%, 5/23/19                                                11,583
          75,000                 United Airlines 2013-1 Class B Pass Through Trust,
                                 5.375%, 8/15/21                                               75,750
         100,000                 US Airways 2013-1 Class A Pass Through Trust,
                                 3.95%, 5/15/27                                               100,750
                                                                                       --------------
                                                                                       $      286,186
-----------------------------------------------------------------------------------------------------
                                 Railroads -- 0.1%
          25,000                 Burlington Northern Santa Fe LLC, 5.75%, 3/15/18      $       28,383
-----------------------------------------------------------------------------------------------------
                                 Airport Services -- 0.5%
         150,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)                   $      150,375
                                                                                       --------------
                                 Total Transportation                                  $      464,944
-----------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.1%
                                 Home Furnishings -- 0.1%
          25,000                 Mohawk Industries, Inc., 3.85%, 2/1/23                $       25,274
                                                                                       --------------
                                 Total Consumer Durables & Apparel                     $       25,274
-----------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 0.6%
                                 Casinos & Gaming -- 0.3%
          50,000                 GLP Capital LP, 4.375%, 11/1/18                       $       51,375
          25,000                 International Game Technology, 7.5%, 6/15/19                  27,686
                                                                                       --------------
                                                                                       $       79,061
-----------------------------------------------------------------------------------------------------
                                 Education Services -- 0.3%
          25,000                 Bowdoin College, 4.693%, 7/1/12                       $       24,428
          75,000                 Tufts University, 5.017%, 4/15/12                             82,414
                                                                                       --------------
                                                                                       $      106,842
                                                                                       --------------
                                 Total Consumer Services                               $      185,903
-----------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.1%
                                 Cable & Satellite -- 0.1%
          25,000                 British Sky Broadcasting Group Plc, 6.1%,
                                 2/15/18 (144A)                                        $       28,126
                                                                                       --------------
                                 Total Media                                           $       28,126
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 25

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 RETAILING -- 0.2%
                                 Internet Retail -- 0.2%
          50,000                 Expedia, Inc., 5.95%, 8/15/20                         $       55,750
                                                                                       --------------
                                 Total Retailing                                       $       55,750
-----------------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 0.0%+
                                 Drug Retail -- 0.0%+
          13,582                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)        $       15,587
                                                                                       --------------
                                 Total Food & Staples Retailing                        $       15,587
-----------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 1.5%
                                 Brewers -- 0.1%
          20,000                 Anheuser-Busch InBev Worldwide, Inc., 7.75%,
                                 1/15/19                                               $       24,254
-----------------------------------------------------------------------------------------------------
                                 Agricultural Products -- 0.2%
          50,000                 Viterra, Inc., 5.95%, 8/1/20 (144A)                   $       56,154
-----------------------------------------------------------------------------------------------------
                                 Packaged Foods & Meats -- 1.1%
          50,000                 B&G Foods, Inc., 4.625%, 6/1/21                       $       49,125
          70,000                 Kraft Foods Group, Inc., 3.5%, 6/6/22                         71,641
          32,000                 Mondelez International, Inc., 6.5%, 2/9/40                    40,739
         150,000                 Post Holdings, Inc., 7.375%, 2/15/22                         153,750
                                                                                       --------------
                                                                                       $      315,255
-----------------------------------------------------------------------------------------------------
                                 Tobacco -- 0.1%
          20,000                 Lorillard Tobacco Co., 3.75%, 5/20/23                 $       19,899
                                                                                       --------------
                                 Total Food, Beverage & Tobacco                        $      415,562
-----------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                 Health Care Technology -- 0.3%
          75,000                 MedAssets, Inc., 8.0%, 11/15/18                       $       77,812
                                                                                       --------------
                                 Total Health Care Equipment & Services                $       77,812
-----------------------------------------------------------------------------------------------------
                                 BANKS -- 5.1%
                                 Diversified Banks -- 4.4%
         200,000          9.25   Access Bank Plc, Floating Rate Note, 2/15/28
                                 (144A)                                                $      201,000
EURO      50,000                 AXA Bank Europe SCF, 3.5%, 11/5/20                            73,514
          15,000          5.95   Citigroup, Inc., Floating Rate Note (Perpetual)               14,906
AUD      100,000                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                 BA Australia, 6.0%, 10/29/15                                  90,288
          75,000                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                 BA Netherlands, 3.875%, 2/8/22                                78,999
         100,000                 Export-Import Bank of Korea, 5.875%, 1/14/15                 101,017
INR      700,000                 Inter-American Development Bank, 6.0%, 9/5/17                 11,503
AUD      185,000                 International Bank for Reconstruction &
                                 Development, 5.75%, 10/21/19                                 180,391
         100,000                 Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                 116,033

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Diversified Banks -- (continued)
NZD      100,000                 JPMorgan Chase & Co., 4.25%, 11/2/18                  $       76,495
         100,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                  114,795
         100,000                 Merrill Lynch & Co., Inc., 7.75%, 5/14/38                    138,301
          50,000          4.50   Scotiabank Peru SAA, Floating Rate Note,
                                 12/13/27 (144A)                                               48,625
                                                                                       --------------
                                                                                       $    1,245,867
-----------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.7%
          65,000          4.45   The PNC Financial Services Group, Inc., Floating
                                 Rate Note (Perpetual)                                 $       65,081
         115,000          6.75   The PNC Financial Services Group, Inc., Floating
                                 Rate Note (Perpetual)                                        125,522
                                                                                       --------------
                                                                                       $      190,603
                                                                                       --------------
                                 Total Banks                                           $    1,436,470
-----------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 3.2%
                                 Other Diversified Financial Services -- 1.0%
          25,000                 Carlyle Holdings II Finance LLC, 5.625%,
                                 3/30/43 (144A)                                        $       28,261
INR      850,000                 European Bank for Reconstruction & Development,
                                 6.0%, 3/3/16                                                  13,897
INR      700,000                 European Bank for Reconstruction & Development,
                                 7.65%, 2/18/15                                                11,392
         100,000          7.12   General Electric Capital Corp., Floating Rate Note
                                 (Perpetual)                                                  116,500
         125,000          5.15   JPMorgan Chase & Co., Floating Rate Note (Perpetual)         118,438
                                                                                       --------------
                                                                                       $      288,488
-----------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.6%
         100,000                 BM&FBovespa SA, 5.5%, 7/16/20 (144A)                  $      107,250
          56,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                 61,716
                                                                                       --------------
                                                                                       $      168,966
-----------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 0.6%
INR    9,500,000                 International Finance Corp., 8.25%, 6/10/21           $      170,511
-----------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.4%
         100,000                 KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)    $      109,677
-----------------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.6%
          10,000                 Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)           $       11,276
          75,000                 Morgan Stanley, 4.1%, 5/22/23                                 75,700
          50,000                 Morgan Stanley, 4.875%, 11/1/22                               53,248
          25,000                 Raymond James Financial, Inc., 4.25%, 4/15/16                 26,160
                                                                                       --------------
                                                                                       $      166,384
                                                                                       --------------
                                 Total Diversified Financials                          $      904,026
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 27

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 INSURANCE -- 2.7%
                                 Life & Health Insurance -- 0.6%
          45,000                 Protective Life Corp., 7.375%, 10/15/19               $       54,818
         100,000          5.88   Prudential Financial, Inc., Floating Rate
                                 Note, 9/15/42                                                106,000
                                                                                       --------------
                                                                                       $      160,818
-----------------------------------------------------------------------------------------------------
                                 Multi-line Insurance -- 0.3%
          60,000                 AXA SA, 8.6%, 12/15/30                                $       80,775
-----------------------------------------------------------------------------------------------------
                                 Property & Casualty Insurance -- 0.8%
          35,000                 Delphi Financial Group, Inc., 7.875%, 1/31/20         $       41,677
          20,000                 OneBeacon US Holdings, Inc., 4.6%, 11/9/22                    20,705
         110,000          6.50   The Allstate Corp., Floating Rate Note, 5/15/57              121,756
          50,000                 The Hanover Insurance Group, Inc.,
                                 7.5%, 3/1/20                                                  59,209
                                                                                       --------------
                                                                                       $      243,347
-----------------------------------------------------------------------------------------------------
                                 Reinsurance -- 1.0%
          50,000           N/A   Altair Re, Floating Rate Note, 6/30/16
                                 (Cat Bond)                                            $       53,730
          50,000                 Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                  52,257
          40,000                 Platinum Underwriters Finance, Inc., 7.5%, 6/1/17             44,895
          95,000          7.51   Sirius International Group, Ltd., Floating Rate
                                 Note (Perpetual) (144A)                                       99,747
          25,000          5.88   Wilton Re Finance LLC, Floating Rate Note,
                                 3/30/33 (144A)                                                26,000
                                                                                       --------------
                                                                                       $      276,629
                                                                                       --------------
                                 Total Insurance                                       $      761,569
-----------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 1.0%
                                 Diversified REIT -- 0.1%
          20,000                 Digital Realty Trust LP, 4.5%, 7/15/15                $       20,320
          10,000                 Hospitality Properties Trust, 5.0%, 8/15/22                   10,542
                                                                                       --------------
                                                                                       $       30,862
-----------------------------------------------------------------------------------------------------
                                 Health Care REIT -- 0.2%
          45,000                 Senior Housing Properties Trust, 6.75%, 4/15/20       $       51,386
-----------------------------------------------------------------------------------------------------
                                 Office REIT -- 0.7%
          40,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22   $       42,194
          25,000                 Corporate Office Properties LP, 3.6%, 5/15/23                 24,073
          50,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21                  52,000
          35,000                 Highwoods Realty LP, 3.625%, 1/15/23                          34,864
          50,000                 Piedmont Operating Partnership LP, 3.4%, 6/1/23               48,370
                                                                                       --------------
                                                                                       $      201,501
                                                                                       --------------
                                 Total Real Estate                                     $      283,749
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.5%
                                 Internet Software & Services -- 0.3%
         100,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)                $       98,000
-----------------------------------------------------------------------------------------------------
                                 Home Entertainment Software -- 0.2%
          50,000                 Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)     $       54,125
                                                                                       --------------
                                 Total Software & Services                             $      152,125
-----------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                 Electronic Manufacturing Services -- 0.4%
         100,000                 Flextronics International, Ltd., 4.625%, 2/15/20      $      101,500
                                                                                       --------------
                                 Total Technology Hardware & Equipment                 $      101,500
-----------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.2%
                                 Semiconductor Equipment -- 0.2%
          25,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                   $       25,438
          25,000                 KLA-Tencor Corp., 6.9%, 5/1/18                                28,945
                                                                                       --------------
                                                                                       $       54,383
                                                                                       --------------
                                 Total Semiconductors & Semiconductor
                                 Equipment                                             $       54,383
-----------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 2.1%
                                 Integrated Telecommunication Services -- 1.3%
COP  124,000,000                 Empresa de Telecomunicaciones de Bogota,
                                 7.0%, 1/17/23 (144A)                                  $       56,774
          30,000                 Frontier Communications Corp., 8.5%, 4/15/20                  34,575
          50,000                 GCI, Inc., 6.75%, 6/1/21                                      49,750
          45,000                 GTP Acquisition Partners I LLC, 4.347%, 6/15/16
                                 (144A)                                                        45,988
EURO      50,000                 Telefonica Emisiones SAU, 5.496%, 4/1/16                      67,096
          25,000                 Unison Ground Lease Funding LLC, 2.981%,
                                 3/16/43 (144A)                                                25,248
          38,000                 Verizon Communications, Inc., 5.012%, 8/21/54
                                 (144A)                                                        38,669
          40,000                 Verizon Communications, Inc., 6.55%, 9/15/43                  50,424
                                                                                       --------------
                                                                                       $      368,524
-----------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 0.8%
          30,000                 Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)       $       33,108
          75,000                 T-Mobile USA, Inc., 6.625%, 11/15/20                          79,031
RUB    5,000,000                 VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                  107,101
                                                                                       --------------
                                                                                       $      219,240
                                                                                       --------------
                                 Total Telecommunication Services                      $      587,764
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 29

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 UTILITIES -- 3.0%
                                 Electric Utilities -- 1.8%
         100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)        $      112,274
         200,000          8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)              233,500
          70,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18              83,436
          50,000          6.25   Southern California Edison Co., Floating Rate Note
                                 (Perpetual)                                                   55,042
          10,000                 West Penn Power Co., 5.95%, 12/15/17 (144A)                   11,289
                                                                                       --------------
                                                                                       $      495,541
-----------------------------------------------------------------------------------------------------
                                 Gas Utilities -- 0.4%
          91,407                 Nakilat, Inc., 6.267%, 12/31/33 (144A)                $      103,747
-----------------------------------------------------------------------------------------------------
                                 Independent Power Producers & Energy
                                 Traders -- 0.8%
         200,000                 Colbun SA, 4.5%, 7/10/24 (144A)                       $      201,528
          34,430                 Panoche Energy Center LLC, 6.885%, 7/31/29
                                 (144A)                                                        39,278
                                                                                       --------------
                                                                                       $      240,806
                                                                                       --------------
                                 Total Utilities                                       $      840,094
-----------------------------------------------------------------------------------------------------
                                 GOVERNMENT -- 0.1%
TRY       65,000                 European Investment Bank, 3/2/15 (c)                  $       28,525
                                                                                       --------------
                                 Total Government                                      $       28,525
-----------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $8,558,359)                                     $    8,937,060
-----------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 17.2%
          60,000                 Fannie Mae, 3.0%, 11/18/14                            $       62,227
         510,408                 Fannie Mae, 3.5%, 11/18/14-5/1/44                            530,222
          34,401                 Fannie Mae, 4.5%, 4/1/41                                      37,375
          34,521                 Fannie Mae, 5.0%, 6/1/40                                      38,285
         746,561                 Federal Home Loan Mortgage Corp., 4.0%,
                                 1/1/44-5/1/44                                                792,886
          92,316                 Federal Home Loan Mortgage Corp., 4.5%,
                                 6/1/41                                                       100,024
         127,429                 Federal Home Loan Mortgage Corp., 5.0%,
                                 9/1/38-10/1/38                                               140,792
          43,430                 Federal Home Loan Mortgage Corp., 6.0%,
                                 8/1/37                                                        49,310
         118,066                 Federal Home Loan Mortgage Corp., 6.5%,
                                 1/1/38-4/1/38                                                141,736
         166,729                 Government National Mortgage Association I,
                                 4.5%, 1/15/40-7/15/41                                        183,144
          75,868                 Government National Mortgage Association II,
                                 4.5%, 9/20/41                                                 83,014

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- (continued)
           60,000                U.S. Treasury Bonds, 4.5%, 2/15/36                    $       76,022
           60,000                U.S. Treasury Bonds, 4.5%, 8/15/39                            76,233
          475,812                U.S. Treasury Inflation Indexed Bonds, 0.125%,
                                 7/15/24                                                      462,727
          400,000                U.S. Treasury Notes, 0.375%, 10/31/16                        399,031
        1,000,000                U.S. Treasury Notes, 1.5%, 10/31/19                          994,693
          700,000                U.S. Treasury Notes, 2.375%, 8/15/24                         702,734
                                                                                       --------------
                                                                                       $    4,870,455
-----------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS
                                 (Cost $4,777,311)                                     $    4,870,455
-----------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 24.9%
EURO       50,000                Austria Government Bond, 4.15%, 3/15/37
                                 (144A)                                                $       90,346
          200,000                Brazil Minas SPE via State of Minas Gerais,
                                 5.333%, 2/16/28 (144A)                                       201,000
EURO      215,000                Bundesschatzanweisungen, 0.25%, 3/11/16                      270,416
          200,000                Croatia Government International Bond, 5.5%,
                                 4/4/23 (144A)                                                209,376
          200,000                Ecuador Government International Bond, 7.95%,
                                 6/20/24 (144A)                                               209,500
GHS        10,000                Ghana Government Bond, 16.9%, 3/7/16                           2,888
IDR   222,000,000                Indonesia Treasury Bond, 6.125%, 5/15/28                      14,896
IDR   200,000,000                Indonesia Treasury Bond, 7.0%, 5/15/27                        14,911
IDR 2,500,000,000                Indonesia Treasury Bond, 7.375%, 9/15/16                     206,144
IDR 1,210,000,000                Indonesia Treasury Bond, 8.25%, 6/15/32                       96,873
IDR   850,000,000                Inter-American Development Bank, 4.5%, 2/4/16                 67,778
BRL       200,000                International Finance Corp., 5.0%, 12/21/15                   76,067
INR     3,790,000                International Finance Corp., 7.75%, 12/3/16                   62,961
EURO       35,000                Ireland Government Bond, 5.0%, 10/18/20                       54,262
EURO      100,000                Italy Buoni Poliennali Del Tesoro, 4.75%, 8/1/23
                                 (144A)                                                       151,045
          200,000                Ivory Coast Government International Bond,
                                 5.375%, 7/23/24 (144A)                                       193,040
JPY    20,000,000                Japan Government Ten Year Bond, 1.0%, 12/20/21               187,706
JPY    20,000,000                Japan Government Twenty Year Bond, 1.5%, 3/20/19             188,999
MYR       507,000                Malaysia Government Bond, 3.418%, 8/15/22                    149,896
MXN     2,400,000                Mexican Bonos, 6.5%, 6/9/22                                  186,494
MXN       300,000                Mexican Bonos, 7.5%, 6/3/27                                   24,606
MXN     3,527,942                Mexican Udibonos, 2.0%, 6/9/22                               257,518
MXN     4,681,728                Mexican Udibonos, 3.5%, 12/14/17                             375,254
NZD       600,000                New Zealand Government Bond, 5.5%, 4/15/23                   516,544

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 31

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- (continued)
NOK     1,800,000                Norway Government Bond, 2.0%, 5/24/23                 $      267,950
NOK       965,000                Norway Government Bond, 4.25%, 5/19/17                       153,585
NOK     2,700,000                Norway Government Bond, 4.5%, 5/22/19                        453,396
NOK     1,675,000                Norway Government Bond, 5.0%, 5/15/15                        253,032
PLN     1,000,000                Poland Government Bond, 5.25%, 10/25/17                      325,751
PLN     1,000,000                Poland Government Bond, 5.5%, 4/25/15                        301,891
          100,000                Poland Government International Bond, 4.0%,
                                 1/22/24                                                      105,081
NZD       100,000                Province of Ontario Canada, 6.25%, 6/16/15                    78,905
AUD       100,000                Queensland Treasury Corp., 5.75%, 7/22/24                    101,926
RON       770,000                Romania Government Bond, 5.85%, 4/26/23                      252,053
RON     1,150,000                Romania Government Bond, 5.95%, 6/11/21                      372,633
RUB     4,200,000                Russian Federal Bond -- OFZ, 7.5%, 3/15/18                    90,765
GBP        70,000                United Kingdom Gilt, 4.25%, 9/7/39                           138,381
GBP        75,000                United Kingdom Gilt, 8.75%, 8/25/17                          145,909
          200,000                Zambia Government International Bond,
                                 5.375%, 9/20/22 (144A)                                       191,420
                                                                                       --------------
                                                                                       $    7,041,198
-----------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $7,522,940)                                     $    7,041,198
-----------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 1.3%
                                 Municipal Airport -- 0.1%
           20,000                Indianapolis Airport Authority, 5.1%, 1/15/17         $       21,790
-----------------------------------------------------------------------------------------------------
                                 Municipal Development -- 0.2%
           50,000                California Statewide Communities Development
                                 Authority, 6.0%, 8/15/42                              $       60,454
-----------------------------------------------------------------------------------------------------
                                 Municipal General -- 0.3%
           70,000                JobsOhio Beverage System, 3.985%, 1/1/29              $       71,740
           20,000                JobsOhio Beverage System, 4.532%, 1/1/35                      21,353
                                                                                       --------------
                                                                                       $       93,093
-----------------------------------------------------------------------------------------------------
                                 Municipal Higher Education -- 0.6%
           25,000                Baylor University, 4.313%, 3/1/42                     $       25,071
           25,000                Massachusetts Health & Educational Facilities
                                 Authority, 5.5%, 7/1/32                                       34,356
           25,000                Massachusetts Institute of Technology, 5.6%,
                                 7/1/11                                                        32,577
           20,000                Permanent University Fund, 5.0%, 7/1/30                       24,446
           50,000                University of California, 3.38%, 5/15/28                      49,703
                                                                                       --------------
                                                                                       $      166,153
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------
                                 Municipal Medical -- 0.1%
           25,000                Massachusetts Development Finance Agency,
                                 5.25%, 4/1/37                                         $       28,748
-----------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $330,882)                                       $      370,238
-----------------------------------------------------------------------------------------------------
                                 SENIOR FLOATING RATE LOAN INTEREST -- 0.1%**
                                 TELECOMMUNICATION SERVICES -- 0.1%
                                 Integrated Telecommunication Services -- 0.1%
           42,977         3.25   West Corp., B-10 Term Loan (First Lien), 6/30/18
                                 Total Telecommunication Services                      $       42,407
-----------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE LOAN INTEREST
                                 (Cost $43,643)                                        $       42,407
-----------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 88.6%
                                 (Cost $24,935,509) (a)                                $   25,067,452
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                 WRITTEN PUT OPTION -- (0.0)%+
         (84,202)                Put TRY/Call USD @ 2.95, 1/12/15                      $           (1)
-----------------------------------------------------------------------------------------------------
                                 TOTAL WRITTEN PUT OPTION
                                 (Premiums received $(1,387))                          $           (1)
-----------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- 11.4%                   $    3,214,318
-----------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                            $   28,281,769
=====================================================================================================

+              Amount rounds to less than 0.1% or (0.1)%.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT           Real Estate Investment Trust.

(Perpetual)    Security with no stated maturity date.

(Cat Bond)     Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2014, the value of these securities amounted to $5,741,633 or 20.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 33

(a) At October 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $24,948,372 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                            $1,020,167

                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                              (901,087)
                                                                                        ----------
                 Net unrealized appreciation                                            $  119,080
                                                                                        ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD            Australian Dollar
BRL            Brazilian Real
COP            Colombian Peso
EURO           Euro
GBP            British Pound Sterling
GHS            Ghanian Cedi
IDR            Indonesian Rupiah
INR            Indian Rupee
JPY            Japanese Yen
MXN            Mexican Peso
MYR            Malaysian Ringgit
NZD            New Zealand Dollar
NOK            Norwegian Krone
NZD            New Zealand Dollar
PLN            New Polish Zloty
RON            Romanian New Leu
RUB            Russian Ruble
TRY            Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2014 aggregated $13,365,536 and $12,335,457, respectively.

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-------------------------------------------------------------------------------------------------------
                                                                                           Net
Notional                       Obligation               Credit    Expiration  Premiums     Unrealized
Principal ($)(1) Counterparty  Entity/Index   Coupon    Rating(2) Date        (Received)   Appreciation
-------------------------------------------------------------------------------------------------------
                               Diamond
                 Morgan        Offshore
        50,000   Stanley Co.   Drilling Co.   1.00%     A-        12/20/19    $(1,873)     $(52)
=======================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------
                                     Level 1      Level 2       Level 3      Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds          $       --   $   158,780   $       --   $   158,780
Preferred Stocks
 Banks
   Regional Banks                            --        52,266           --        52,266
 Insurance
   Reinsurance                               --            --       31,404        31,404
 All Other Preferred Stocks             459,912            --           --       459,912
Convertible Preferred Stock              96,320            --           --        96,320
Asset Backed Securities                      --       673,560           --       673,560
Collateralized Mortgage Obligations          --     2,333,852           --     2,333,852
Corporate Bonds
 Insurance
   Reinsurance                               --            --       53,730        53,730
 All Other Corporate Bonds                   --     8,883,330           --     8,883,330
U.S. Government Agency Obligations           --     4,870,455           --     4,870,455
Foreign Government Bonds                     --     7,041,198           --     7,041,198
Municipal Bonds                              --       370,238           --       370,238
Senior Floating Rate Loan Interest           --        42,407           --        42,407
-----------------------------------------------------------------------------------------
Total                                $  556,232   $24,426,086   $   85,134   $25,067,452
=========================================================================================
Other Financial Instruments
Net unrealized depreciation on
 futures contracts                   $  (18,009)  $        --   $       --   $   (18,009)
Net unrealized appreciation on
 written put option                          --         1,386           --         1,386
Net unrealized depreciation on
 swap contracts                              --           (52)          --           (52)
Unrealized appreciation on
 forward foreign currency contracts          --       140,155           --       140,155
Unrealized depreciation on
 forward foreign currency contracts          --       (43,768)          --       (43,768)
-----------------------------------------------------------------------------------------
Total Other Financial Instruments    $  (18,009)  $    97,721   $       --   $    79,712
=========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 35

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                       Preferred     Corporate
                                                       Stocks        Bonds         Total
---------------------------------------------------------------------------------------------
Balance as of 10/31/13                                 $ 105,090     $       --    $ 105,090
Realized gain (loss)(1)                                    5,092             --        5,092
Change in unrealized appreciation (depreciation)(2)       (3,686)         3,905          219
Purchases                                                 30,000         49,825       79,825
Sales                                                   (105,092)            --     (105,092)
Transfers in to Level 3*                                      --             --           --
Transfers out of Level 3*                                     --             --           --
---------------------------------------------------------------------------------------------
Balance as of 10/31/14                                 $  31,404     $   53,730    $  85,134
=============================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 10/31/14                                                         $219
                                                                                ----

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Statement of Assets and Liabilities | 10/31/14

ASSETS:
  Investment in securities, at value (cost $24,935,509)                    $ 25,067,452
  Cash                                                                        5,928,678
  Futures collateral                                                             22,550
  Foreign currencies, at value (cost $162,804)                                  156,491
  Receivables --
     Investment securities sold                                                   3,207
     Fund shares sold                                                            12,376
     Interest                                                                   269,487
     Swap receivable                                                              1,823
  Net unrealized appreciation on forward foreign currency contracts             140,155
  Due from Pioneer Investment Management, Inc.                                   38,054
  Prepaid expenses                                                               24,341
----------------------------------------------------------------------------------------
        Total assets                                                       $ 31,664,614
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $  3,173,817
     Fund shares repurchased                                                      4,680
     Dividends                                                                   40,259
     Trustee fees                                                                   358
  Credit default swaps, premiums received                                         1,873
  Written options (premiums received $1,387)                                          1
  Net unrealized depreciation on futures contracts                               18,009
  Net unrealized depreciation on swap contracts                                      52
  Net unrealized depreciation on forward foreign currency contracts              43,768
  Due to affiliates                                                              26,929
  Accrued expenses                                                               73,099
----------------------------------------------------------------------------------------
        Total liabilities                                                  $  3,382,845
========================================================================================
NET ASSETS:
  Paid-in capital                                                          $ 27,912,003
  Distributions in excess of net investment income                              (90,373)
  Accumulated net realized gain on investments, futures contracts,
     swap contracts and foreign currency transactions                           261,749
  Net unrealized appreciation on investments                                    131,943
  Net unrealized depreciation on futures contracts                              (18,009)
  Net unrealized appreciation on written options                                  1,386
  Net unrealized depreciation on swap contracts                                     (52)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              83,122
----------------------------------------------------------------------------------------
        Total net assets                                                   $ 28,281,769
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $11,600,793/1,063,775 shares)                          $      10.91
  Class C (based on $4,156,328/379,903 shares)                             $      10.94
  Class Y (based on $12,524,648/1,138,118 shares)                          $      11.00
MAXIMUM OFFERING PRICE:
  Class A ($10.91 (divided by) 95.5%)                                      $      11.42
========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 37

Statement of Operations

For the Year Ended 10/31/14

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $2,906)             $1,149,163
   Dividends                                                          41,865
------------------------------------------------------------------------------------------
         Total investment income                                               $1,191,028
------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                $  130,098
   Transfer agent fees and expenses
      Class A                                                         12,222
      Class C                                                          5,089
      Class Y                                                            701
   Distribution fees
      Class A                                                         16,991
      Class C                                                         39,259
   Shareholder communications expense                                 41,199
   Administrative reimbursements                                      26,284
   Custodian fees                                                     33,314
   Registration fees                                                  44,439
   Professional fees                                                  74,738
   Printing expense                                                   34,027
   Fees and expenses of nonaffiliated trustees                         5,982
   Miscellaneous                                                      39,150
------------------------------------------------------------------------------------------
      Total operating expenses                                                 $  503,493
      Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                  (246,207)
------------------------------------------------------------------------------------------
      Net operating expenses                                                   $  257,286
------------------------------------------------------------------------------------------
         Interest expense                                                      $    2,925
------------------------------------------------------------------------------------------
Net operating expenses and interest expense                                    $  260,211
------------------------------------------------------------------------------------------
         Net investment income                                                 $  930,817
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, WRITTEN OPTIONS AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                 $    8,110
      Futures contracts                                              (57,279)
      Swap contracts                                                     (51)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           138,561   $   89,341
------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                 $ (306,250)
      Futures contracts                                              (28,743)
      Swap contracts                                                     (52)
      Written options                                                  1,386
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           147,065   $ (186,594)
------------------------------------------------------------------------------------------
   Net loss on investments, futures contracts, swap contracts,
      written options and foreign currency transactions                        $  (97,253)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                        $  833,564
==========================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                             Year Ended      Year Ended
                                                             10/31/14        10/31/13
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $    930,817    $   950,702
Net realized gain on investments, futures contracts, swap
  contracts and foreign currency transactions                      89,341        136,170
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, written
  options and foreign currency transactions                      (186,594)    (1,242,718)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                    $    833,564    $  (155,846)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.35 and $0.29 per share, respectively)      $   (215,775)   $  (201,827)
      Class C ($0.25 and $0.19 per share, respectively)           (89,290)       (71,517)
      Class Y ($0.38 and $0.32 per share, respectively)          (530,301)      (466,944)
Net realized gain:
      Class A ($0.06 and $0.17 per share, respectively)      $    (39,795)   $  (113,364)
      Class C ($0.06 and $0.17 per share, respectively)           (21,563)       (60,494)
      Class Y ($0.06 and $0.17 per share, respectively)           (98,561)      (238,175)
-----------------------------------------------------------------------------------------
          Total distributions to shareowners                 $   (995,285)   $(1,152,321)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 10,994,366    $ 6,054,922
Reinvestment of distributions                                     266,757        320,142
Cost of shares repurchased                                    (10,990,573)    (5,463,448)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                             $    270,550    $   911,616
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                  $    108,829    $  (396,551)
NET ASSETS:
Beginning of year                                              28,172,940     28,569,491
-----------------------------------------------------------------------------------------
End of year                                                  $ 28,281,769    $28,172,940
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income             $    (90,373)   $    (5,083)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 39

---------------------------------------------------------------------------------------
                                 '14 Shares    '14 Amount     '13 Shares   '13 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                       636,610      $ 6,945,753     193,258     $ 2,180,260
Reinvestment of distributions      18,155          197,869      21,726         243,127
Less shares repurchased          (218,557)      (2,379,129)   (381,847)     (4,289,342)
---------------------------------------------------------------------------------------
      Net increase (decrease)     436,208      $ 4,764,493    (166,863)    $(1,865,955)
=======================================================================================
Class C
Shares sold                        81,364      $   893,280      66,648     $   752,099
Reinvestment of distributions       5,807           63,487       6,749          75,775
Less shares repurchased           (56,519)        (620,157)    (84,082)       (933,826)
---------------------------------------------------------------------------------------
      Net increase (decrease)      30,652      $   336,610     (10,685)    $  (105,952)
=======================================================================================
Class Y
Shares sold                       288,193      $ 3,155,333     275,954     $ 3,122,563
Reinvestment of distributions         490            5,401         111           1,240
Less shares repurchased          (725,553)      (7,991,287)    (21,451)       (240,280)
---------------------------------------------------------------------------------------
      Net increase (decrease)    (436,870)     $(4,830,553)    254,614     $ 2,883,523
=======================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------
                                                               Year       Year        Year      Year      Year
                                                               Ended      Ended       Ended     Ended     Ended
                                                               10/31/14   10/31/13    10/31/12  10/31/11  10/31/10
------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $ 10.98    $ 11.49     $ 11.22   $ 11.19   $ 10.84
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.38    $  0.30     $  0.36   $  0.34   $  0.35
   Net realized and unrealized gain (loss) on investments        (0.04)     (0.35)       0.29      0.01      0.41
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.34    $ (0.05)    $  0.65   $  0.35   $  0.76
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.35)   $ (0.29)    $ (0.36)  $ (0.32)  $ (0.40)
   Net realized gain                                             (0.06)     (0.17)      (0.02)       --     (0.01)
------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.41)   $ (0.46)    $ (0.38)  $ (0.32)  $ (0.41)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.07)   $ (0.51)    $  0.27   $  0.03   $  0.35
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.91    $ 10.98     $ 11.49   $ 11.22   $ 11.19
==================================================================================================================
Total return*                                                     3.16%     (0.45)%      5.98%     3.22%     7.21%
Ratio of net expenses to average net assets (a)                   1.01%      1.00%       1.00%     1.00%     1.00%
Ratio of net investment income (loss) to average net assets       3.57%      3.36%       3.26%     2.94%     3.26%
Portfolio turnover rate                                             51%        33%         29%       34%       27%
Net assets, end of period (in thousands)                       $11,601    $ 6,888     $ 9,128   $14,830   $ 6,235
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expense plus interest expense (a)                        2.52%      2.05%       1.65%     2.07%     2.35%
   Net investment income (loss)                                   2.06%      2.31%       2.60%     1.86%     1.91%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 41

------------------------------------------------------------------------------------------------------------------
                                                               Year       Year        Year      Year      Year
                                                               Ended      Ended       Ended     Ended     Ended
                                                               10/31/14   10/31/13    10/31/12  10/31/11  10/31/10
------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $ 11.01    $ 11.51     $ 11.23   $ 11.19   $ 10.82
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.29    $  0.20     $  0.26   $  0.24   $  0.25
   Net realized and unrealized gain (loss) on investments        (0.05)     (0.34)       0.30      0.02      0.43
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.24    $ (0.14)    $  0.56   $  0.26   $  0.68
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.25)   $ (0.19)    $ (0.26)  $ (0.22)  $ (0.30)
   Net realized gain                                             (0.06)     (0.17)      (0.02)       --     (0.01)
------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.31)   $ (0.36)    $ (0.28)  $ (0.22)  $ (0.31)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.07)   $ (0.50)    $  0.28   $  0.04   $  0.37
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.94    $ 11.01     $ 11.51   $ 11.23   $ 11.19
==================================================================================================================
Total return*                                                     2.24%     (1.24)%      5.09%     2.39%     6.45%
Ratio of net expenses to average net assets (a)                   1.91%      1.90%       1.90%     1.90%     1.90%
Ratio of net investment income (loss) to average net assets       2.67%      2.46%       2.33%     2.15%     2.37%
Portfolio turnover rate                                             51%        33%         29%       34%       27%
Net assets, end of period (in thousands)                       $ 4,156    $ 3,847     $ 4,414   $ 3,555   $ 3,264
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense (a)                       2.71%      2.75%       2.39%     2.94%     3.00%
   Net investment income (loss)                                   1.87%      1.61%       1.84%     1.11%     1.27%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------
                                                               Year       Year        Year      Year      Year
                                                               Ended      Ended       Ended     Ended     Ended
                                                               10/31/14   10/31/13    10/31/12  10/31/11  10/31/10
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $ 11.07    $ 11.59     $ 11.30   $ 11.22   $ 10.85
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.42    $  0.33     $  0.39   $  0.35   $  0.34
   Net realized and unrealized gain (loss) on investments        (0.05)     (0.36)       0.30      0.05      0.45
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.37    $ (0.03)    $  0.69   $  0.40   $  0.79
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.38)   $ (0.32)    $ (0.38)  $ (0.32)  $ (0.41)
   Net realized gain                                             (0.06)     (0.17)      (0.02)       --     (0.01)
------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.44)   $ (0.49)    $ (0.40)  $ (0.32)  $ (0.42)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.07)   $ (0.52)    $  0.29   $  0.08   $  0.37
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 11.00    $ 11.07     $ 11.59   $ 11.30   $ 11.22
==================================================================================================================
Total return*                                                     3.42%     (0.25)%      6.24%     3.66%     7.48%
Ratio of net expenses to average net assets (a)                   0.76%      0.75%       0.79%     0.82%     0.94%
Ratio of net investment income (loss) to average net assets       3.81%      3.58%       3.42%     3.01%     3.31%
Portfolio turnover rate                                             51%        33%         29%       34%       27%
Net assets, end of period (in thousands)                       $12,525    $17,438     $15,297   $11,160   $ 4,205
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense (a)                       1.50%      1.57%       1.18%     1.55%     1.86%
   Net investment income (loss)                                   3.07%      2.76%       3.04%     2.28%     2.38%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 43

Notes to Financial Statements | 10/31/14

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (formerly known as Pioneer Global Aggregate Bond Fund) (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 45 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in

46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2014, the Fund reclassified $180,741 to increase distributions in excess of net investment income and $180,741 to increase accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                       2014                 2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $835,366           $  875,669
    Long-term capital gain                          159,919              276,652
    ----------------------------------------------------------------------------
        Total                                      $995,285           $1,152,321
    ============================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 47

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                      $ 65,050
    Undistributed long-term gain                                        238,617
    Current year dividend payable                                       (40,259)
    Unrealized appreciation                                             106,358
    ----------------------------------------------------------------------------
        Total                                                          $369,766
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward and futures contracts, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $861 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2014 was $22,550. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2014 was $1,239,563.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 49

    At October 31, 2014, open futures contracts were as follows:

    -----------------------------------------------------------------------------------
                             Number of                                     Net
                             Contracts      Settlement                     Unrealized
    Type                     Long/(Short)   Month      Value               Depreciation
    -----------------------------------------------------------------------------------
    FC US Ultra Bond (CBT)      2           12/14      $   313,625         $   (188)
    US Long Bond (CBT)         (4)          12/14         (564,375)          (7,993)
    US 10 Yr Note (CBT)        (6)          12/14         (758,156)          (5,531)
    FC US 5 Yr Note (CBT)      (5)          12/14         (597,149)          (4,297)
    -----------------------------------------------------------------------------------
          Total               (13)                     $(1,606,055)        $(18,009)
    ===================================================================================

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended October 31, 2014 was $463. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held one written put option contract that was open at October 30, 2014.

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

    Transactions in written options for the year ended October 31, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                        Number of Contracts    Premium Received
    ----------------------------------------------------------------------------
    Options open at beginning of period                  --             $    --
    Options opened                                   84,202              (1,387)
    Options exercised                                    --                  --
    Options closed                                       --                  --
    Options expired                                      --                  --
    ----------------------------------------------------------------------------
        Options open at end of period                84,202             $(1,387)
    ============================================================================

K.  Purchased Options

    The Fund may purchase call and put option in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open during the year ended October 31, 2014 was $449. There were no purchased options outstanding as of October 31, 2014.

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 51 pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Open credit default swap contracts at October 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2014 was $152.

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $8,422 in management fees, administrative costs and certain other reimbursements due to PIM at October 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $37,995
Class C                                                                    2,279
Class Y                                                                      925
--------------------------------------------------------------------------------
  Total:                                                                 $41,199
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,154 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2014.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 53

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $353 in distribution fees payable to PFD at October 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2014, CDSCs in the amount of $95 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2014 was $3,453,145.

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Open forward foreign currency contracts at October 31, 2014 were as follows:

---------------------------------------------------------------------------------------------------------------
                                      Quantity/
                                      Shares                                                       Net
Currency                              Purchased/      Book            Settlement   US $ Value at   Unrealized
Description        Counterparty       (Sold)          Value           Date         10/31/14        Appreciation
---------------------------------------------------------------------------------------------------------------
HUF (Hungarian
   Forint)         BNY Mellon          (66,994,656)   $   273,658     1/6/15       $ (271,784)     $    1,874
AUD (Australian    Brown Brothers
   Dollar)         Harriman and Co.       (362,232)       333,920     12/5/14        (317,933)         15,987
EURO
   (European       Brown Brothers
   Euro)           Harriman and Co.        (45,101)        58,465     12/4/14         (56,513)          1,952
JPY (Japanese      Brown Brothers
   Yen)            Harriman and Co.    (37,979,466)       371,165     11/18/14       (338,336)         32,829
NZD (New
   Zealand         Brown Brothers
   Dollar)         Harriman and Co.       (348,299)       288,356     11/28/14       (270,585)         17,771
SGD (Singapore     Brown Brothers
   Dollar)         Harriman and Co.       (144,956)       114,786     12/4/14        (112,768)          2,018
CAD (Canadian
   Dollar)         Citibank NA            (123,535)       110,050     1/9/15         (109,393)            657
CZK (Czech
   Koruna)         Citibank NA         (13,500,000)       635,233     12/4/14        (608,123)         27,110
GBP (British
   Pound
   Sterling)       Citibank NA             (97,850)       158,969     12/4/14        (156,433)          2,536
ZAR (South
   African Rand)   Citibank NA          (3,129,438)       282,668     12/4/14        (281,756)            912
CAD (Canadian      JP Morgan
   Dollar)         Chase Bank             (122,753)       110,130     12/15/14       (108,774)          1,356
CLP (Chilean       JP Morgan
   Peso)           Chase Bank           58,442,092       (100,806)    11/19/14        101,405             599
EURO
   (European       JP Morgan
   Euro)           Chase Bank              (96,381)       124,988     12/4/14        (120,769)          4,219
EURO
   (European       JP Morgan
   Euro)           Chase Bank           (1,781,495)     2,261,813     1/14/15      (2,232,937)         28,876
KRW (South         JP Morgan
   Korean Won)     Chase Bank         (124,230,755)       115,553     12/4/14        (115,494)             59
AUD (Australian
   Dollar)         UBS AG                 (344,135)       302,350     12/5/14        (302,049)            301
NZD (New
   Zealand
   Dollar)         UBS AG                 (413,856)       322,614     11/28/14       (321,515)          1,099
---------------------------------------------------------------------------------------------------------------
   Total                                                                                           $  140,155
===============================================================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 55

----------------------------------------------------------------------------------------------------------
                                   Quantity/
                                   Shares                                                     Net
Currency                           Purchased/      Book          Settlement   US $ Value at   Unrealized
Description        Counterparty    (Sold)          Value         Date         10/31/14        Depreciation
----------------------------------------------------------------------------------------------------------
TRY (Turkish
   Lira)           Citibank NA          (29,465)   $  12,720     12/15/14     $ (13,134)      $     (414)
MXN (Mexican       JP Morgan
   Peso)           Chase Bank         1,478,416     (110,130)    12/15/14       109,466             (664)
CLP (Chilean       JP Morgan
   Peso)           Chase Bank      (150,000,000)     258,198     11/19/14      (260,270)          (2,072)
KRW (South         JP Morgan
   Korean Won)     Chase Bank       356,939,382     (347,611)    12/4/14        331,836          (15,775)
PLN (New           JP Morgan
   Polish Zloty)   Chase Bank         2,083,941     (642,069)    12/4/14        617,226          (24,843)
----------------------------------------------------------------------------------------------------------
   Total                                                                                      $  (43,768)
==========================================================================================================

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2014.

---------------------------------------------------------------------------------------------------
Assets:
                                  Gross
                                  Amounts       Net                  Gross Amounts Not Offset
                                  Offset        Amounts of             in the Statement of
                                  in the        Assets                Assets and Liabilities
                    Gross         Statement     Presented In    -----------------------------------
                    Amounts of    of Assets     the Statement                  Cash
                    Recognized    and           of Assets and   Financial      Collateral  Net
Description         Assets        Liabilities   Liabilities     Instruments    Received    Amount
---------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts        $140,155      $     --      $    --         $  --          $  --       $140,155
Swap
   contracts        $     --      $     --      $    --         $  --          $  --       $     --
Written options     $     --      $     --      $    --         $  --          $  --       $     --
---------------------------------------------------------------------------------------------------
                    $140,155      $     --      $    --         $  --          $  --       $140,155
===================================================================================================

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

---------------------------------------------------------------------------------------------
Liabilities:
                                Gross
                                Amounts       Net                Gross Amounts Not Offset
                                Offset        Amounts of           in the Statement of
                                in the        Assets              Assets and Liabilities
                  Gross         Statement     Presented In   --------------------------------
                  Amounts of    of Assets     the Statement               Cash
                  Recognized    and           of Assets and  Financial    Collateral  Net
Description       Liabilities   Liabilities   Liabilities    Instruments  Received    Amount
---------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $43,768       $     --      $  --          $  --        $  --       $43,768
Swap
   contracts           52             --         52             --           --            52
Written options         1             --          1             --           --             1
---------------------------------------------------------------------------------------------
                  $43,821       $     --      $  53          $  --        $  --       $43,821
=============================================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2014 were as follows:

---------------------------------------------------------------------------------------------
Derivatives not
accounted for as                  Asset Derivatives 2014         Liabilities Derivatives 2014
hedging instruments               -----------------------------------------------------------
under Accounting                  Statement of Assets            Statement of Assets
Standards Codification            and Liabilities                and Liabilities
(ASC) 815                         Location             Value     Location             Value
---------------------------------------------------------------------------------------------
Forward Foreign Currency          Net unrealized                 Net unrealized
 Contracts                        appreciation on                depreciation on
                                  forward foreign                forward foreign
                                  currency contracts   $140,155  currency contracts   $43,768
Futures contracts                 Net unrealized                 Net unrealized
                                  appreciation on                depreciation on
                                  futures contracts         --   futures contracts     18,009
Swap contracts                    Net unrealized                 Net unrealized
                                  appreciation on                depreciation on
                                  swap contracts            --   swap contracts            52
Written Options                   Written options           --   Written options            1
---------------------------------------------------------------------------------------------
Total                                                  $140,155                       $61,830
=============================================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 57

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                              Realized          Appreciation or
hedging instruments       Location of Gain                    Gain (Loss)       (Depreciation)
under Accounting          or (Loss) on                        on Derivatives    on Derivatives
Standards Codification    Derivatives Recognized              Recognized        Recognized
(ASC) 185                 in Income                           in Income         in Income
-----------------------------------------------------------------------------------------------
Futures Contracts         Net realized gain (loss) on
                          futures contracts                   $(57,279)
Futures Contracts         Change in net unrealized
                          appreciation (depreciation)
                          on futures contracts                                  $(28,743)
Forward Foreign           Net realized gain (loss) on
 Currency Contracts       forward foreign currency
                          contracts                           $174,025
Forward Foreign           Change in unrealized appreciation
 Currency Contracts       (depreciation) on forward foreign
                          currency contracts                                    $156,469
Swap contracts            Net realized gain (loss)
                          swap contracts                      $    (51)
Swap contracts            Change in unrealized appreciation
                          (depreciation) on swap contracts                      $    (52)
Written Options           Change in unrealized appreciation
                          (depreciation) on written options                     $  1,386

9. Bridge and Delayed Draw Loan Commitments

As of October 31, 2014, the Fund had no delayed draw loan commitments. As of October 31, 2014, the Fund had the following bridge loan commitment outstanding:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
                           Principal                              Appreciation
Loan                       Amount        Cost         Value       (Depreciation)
--------------------------------------------------------------------------------
Burger King Worldwide,
   Inc., Bridge Loan       $100,000      $100,000     $100,000    $--
--------------------------------------------------------------------------------
      Total                $100,000      $100,000     $100,000    $--
--------------------------------------------------------------------------------

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

10. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2014, the Fund had no borrowings under the credit facility.

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and Shareowners of
ioneer Global Multisector Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Multisector Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII), as of October 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended October 31, 2013, and the financial highlights for the years ended October 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Multisector Income Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 24, 2014

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 49.70%.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 61

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Multisector Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 63 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 65

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 67

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2007. Serves    Private investor (2004-2008 and            Director, Broadridge Financial
Chairman of the Board        until a successor trustee is  2013-present); Chairman (2008 - 2013) and  Solutions, Inc. (investor
and Trustee                  elected or earlier            Chief Executive Officer (2008 - 2012),     communications and securities
                             retirement or removal.        Quadriserv, Inc. (technology products for  processing provider for
                                                           securities lending industry); and Senior   financial services industry)
                                                           Executive Vice President, The Bank of New  (2009 - present); Director,
                                                           York (financial and securities services)   Quadriserv, Inc. (2005 -
                                                           (1986 - 2004)                              2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2007. Serves    Managing Partner, Federal City Capital     Director of Enterprise
Trustee                      until a successor trustee is  Advisors (corporate advisory services      Community Investment, Inc.
                             elected or earlier            company) (1997 - 2004 and 2008 -           (privately-held affordable
                             retirement or removal.        present); Interim Chief Executive          housing finance company) (1985
                                                           Officer, Oxford Analytica, Inc.            - 2010); Director of Oxford
                                                           (privately-held research and consulting    Analytica, Inc. (2008 -
                                                           company) (2010); Executive Vice President  present); Director of The and Chief Financial Officer, I-trax, Inc.  Swiss Helvetia Fund, Inc.
                                                           (publicly traded health care services      (closed-end fund) (2010 -
                                                           company) (2004 - 2007); and Executive      present); and Director of New
                                                           Vice President and Chief Financial         York Mortgage Trust (publicly
                                                           Officer, Pedestal Inc. (internet-based     traded mortgage REIT) (2004 -
                                                           mortgage trading company) (2000 - 2002)    2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008. Serves    William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                      until a successor trustee is  Political Economy, Harvard University      Funds Investment Trust and
                             elected or earlier            (1972 - present)                           Mellon Institutional Funds
                             retirement or removal.                                                   Master Portfolio (oversaw 17
                                                                                                      portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2007. Serves    Founding Director, Vice President and      None
Trustee                      until a successor trustee is  Corporate Secretary, The Winthrop Group,
                             elected or earlier            Inc. (consulting firm) (1982 - present);
                             retirement or removal.        Desautels Faculty of Management, McGill
                                                           University (1999 - present); and Manager
                                                           of Research Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2007. Serves    President and Chief Executive Officer,     Director of New America High
Trustee                      until a successor trustee is  Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
                             elected or earlier            (investment banking firm) (1981 -          investment company) (2004 -
                             retirement or removal.        present)                                   present); and member, Board of
                                                                                                      Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**     Trustee since 2014. Serves    Consultant (investment company services)   None
Trustee                      until a successor trustee is  (2012 - present); Executive Vice
                             elected or earlier            President, BNY Mellon (financial and
                             retirement or removal.        investment company services) (1969 -
                                                           2012); Director, BNY International
                                                           Financing Corp. (financial services)
                                                           (2002 - 2012); and Director, Mellon
                                                           Overseas Investment Corp. (financial
                                                           services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 69

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                       Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*         Trustee since 2014. Serves    Director and Executive Vice President      None
Trustee                         until a successor trustee     (since 2008) and Chief Investment
                                is elected or earlier         Officer, U.S. (since 2010), of PIM-USA;
                                retirement or removal.        Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); Portfolio Manager of
                                                              Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**      Advisory Trustee since        Chief Investment Officer, 1199 SEIU         None
                                2014.                         National Benefit and Pension Funds
                                                              (health care workers union pension Funds)
                                                              (2001 - present); Vice President -
                                                              International Investments Group, American
                                                              International Group, Inc. (insurance
                                                              company) (1993 - 2001); Vice President,
                                                              Corporate Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and 1990 -
                                                              1993); Vice President - Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corp. (government-sponsored Issuer of
                                                              debt securities) (1988 - 1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987 - 1988); and
                                                              Mortgage Securities Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank) (1986 -
                                                              1987)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 71

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)              Since 2014. Serves at the     Chair, Director, CEO and President of       None
President and                   discretion of the Board.      Pioneer Investment Management USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010 - 2013); and
                                                              Director of Institutional Business, CEO of
                                                              International, Eaton Vance Management
                                                              (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2007. Serves at the     Vice President and Associate General        None
Secretary and Chief             discretion of the Board.      Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010; and
                                                              Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)          Since 2010. Serves at the     Fund Governance Director of Pioneer since   None
Assistant Secretary             discretion of the Board.      December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and Senior
                                                              Paralegal of Pioneer from January 2000 to
                                                              November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)               Since 2010. Serves at the     Senior Counsel of Pioneer since May 2013    None
Assistant Secretary             discretion of the Board.      and Assistant Secretary of all the Pioneer
                                                              Funds since June 2010; Counsel of Pioneer
                                                              from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)            Since 2008. Serves at the     Vice President - Fund Treasury of Pioneer;  None
Treasurer and Chief Financial   discretion of the Board.      Treasurer of all of the Pioneer Funds
and Accounting Officer                                        since March 2008; Deputy Treasurer of
of the Fund                                                   Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)           Since 2007. Serves at the     Director - Fund Treasury of Pioneer; and    None
Assistant Treasurer             discretion of the Board.      Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)              Since 2007. Serves at the     Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer             discretion of the Board.      Pioneer; and Assistant Treasurer of all of
                                                              the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)           Since 2009. Serves at the     Fund Administration Manager - Fund           None
Assistant Treasurer             discretion of the Board.      Treasury of Pioneer since November 2008;
                                                              Assistant Treasurer of all of the Pioneer
                                                              Funds since January 2009; and Client
                                                              Service Manager - Institutional Investor
                                                              Services at State Street Bank from March
                                                              2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)            Since 2010. Serves at the     Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer        discretion of the Board.      all the Pioneer Funds since March 2010;
                                                              Director of Adviser and Portfolio
                                                              Compliance at Pioneer since October 2005;
                                                              and Senior Compliance Officer for Columbia
                                                              Management Advisers, Inc. from October
                                                              2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)            Since 2007. Serves at the     Director - Transfer Agency Compliance of     None
Anti-Money Laundering Officer   discretion of the Board.      Pioneer and Anti-Money Laundering Officer
                                                              of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 73

                           This page for your notes.

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

                           This page for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/14 75

                           This page for your notes.

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 22520-06-1214

                       Pioneer Emerging
                       Markets Local
                       Currency Debt Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2014
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     LCEMX
                       Class C     LCECX
                       Class Y     LCYEX

                       [LOGO] PIONEER
                              Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 31

Report of Independent Registered Public Accounting Firm                       44

Approval of Investment Advisory Agreement                                     46

Trustees, Officers and Service Providers                                      51

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

In the following discussion, portfolio manager Hakan Aksoy reviews recent market events and describes the factors that affected the performance of Pioneer Emerging Markets Local Currency Debt Fund during the 12-month reporting period ended October 31, 2014. Mr. Aksoy, a senior bond and high-yield portfolio manager based in Pioneer's London office, is responsible for the day-to-day management of the Fund.

Q How did local-currency emerging markets debt perform during the 12-month period ended October 31, 2014?

A The past 12 months were characterized by, for the most part, positive global economic growth and continued demand for riskier, higher-yielding assets. However, a substantial decline in the values of emerging markets currencies versus the U.S. dollar (USD) caused emerging markets local-currency debt to finish the 12-month period in negative territory.

    The large gap between the returns of USD-denominated and local-currency bonds stemmed from two factors. First, emerging markets currencies slid sharply during the first three months of the period as renewed concerns about global economic growth prompted investors to pull capital out of the emerging markets. Second, the USD staged a significant rally through the final four months of the period (July through October). The prospect of an interest-rate hike by the U.S. Federal Reserve System (the Fed) in 2015, combined with investors' view of the U.S. as a "safe haven" at a time of weaker economic data worldwide, attracted cash to the USD and caused emerging markets currencies to lose ground on a relative basis. Taken together, those factors caused the negative effect of currency translation to far outweigh the positive price performance of the emerging bond markets during the period.

Q How did the Fund perform during the period 12-month period ended October 31, 2014?

A Pioneer Emerging Markets Local Currency Debt Fund's Class A shares returned -3.65% at net asset value during the 12-month period ended October 31, 2014, while the Fund's benchmark, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (the JP Morgan Index), returned -2.68%. During the same period, the average return of the

4 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

    109 mutual funds in Lipper's Emerging Markets Local Currency Debt Funds category was -2.69%, and the average return of the 365 mutual funds in Morningstar's Emerging Markets Bond Funds category was 2.08%.

Q Which of your investment decisions had the biggest effects on the Fund's benchmark-relative performance during the 12-month period ended October 31, 2014, both from a positive and negative standpoint?

A The Fund underperformed the JP Morgan Index during the period, with the largest detractor from benchmark-relative performance being a moderate portfolio overweight to Russia. The overweight to Russia hurt the Fund's relative returns when the Russian bond market began to lag due to the economic sanctions imposed on the country in the wake of its conflict with the Ukraine. While we quickly moved to a portfolio underweight in Russia during the middle portion of the Fund's fiscal year, the initial overweight was a key detractor from benchmark-relative results for the full 12-month period. Certain Russian corporate issues held by the portfolio also hurt performance. These included: RusHydro, Federal Grid, Russian Railways and Gazprombank. Elsewhere, the Fund's underweight position in Turkey, a market that performed well during the period, also detracted from benchmark-relative returns.

    The Fund's performance benefited from portfolio overweights in India, Mexico, and Indonesia, as all of those countries outperformed the broader emerging markets spectrum during the period. The Fund's return was also boosted by the portfolio's allocation to corporate bonds, which outperformed government securities during the 12-month period. Corporate bonds generally offer higher yields than government bonds, and yet in many cases the underlying financial strength of corporations is as good as, or better than, the financial strength of government issuers. The Fund held an approximate 40% weighting in corporates as of October 31, 2014, reflecting our view that this market segment offers a compelling long-term investment opportunity.

Q Did you invest in derivatives during the 12-month period ended October 31, 2014? If so, did those investments have any effect on the Fund's performance?

A The Fund employed derivatives (futures, options, and swaps) during the annual reporting period. The purpose of the strategy was not to boost the Fund's returns, but rather to attempt to manage portfolio risk and to target more specific weightings in certain positions. On a net basis, the use of derivatives had a positive impact on the Fund's performance during the 12-month period.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 5

Q   How was the Fund's portfolio positioned as of October 31, 2014?

A We are encouraged by the increased differentiation in performance trends that we have been seeing among the various individual markets in the emerging currency asset class. Ten years ago, all of the emerging markets tended to move as a group - either going up or down in unison based on macroeconomic trends and shifts in investors' appetite for risk. Now, we are seeing a much wider range of results, with individual country fundamentals playing a greater role in the performance of each market. We believe this creates a favorable backdrop for our active approach of guiding the portfolio's investments toward countries where we see opportunity, and away from those that we believe have higher risk.

    During the past fiscal year, our active investment strategy prompted us to underweight the Fund in countries with above-average exposure to commodities. Falling commodity prices can cause deterioration in the trade balances of commodity-exporting countries, which in turn can pressure currency exchange rates. In some cases, that may prompt central banks to raise interest rates in order to defend their countries' currencies. Countries experiencing such trends generally suffer weak bond market performance, particularly with respect to their local currency debt. The challenges don't exist everywhere, however, and for many countries a large manufacturing base provides a stable source of economic growth. Further, manufacturing companies can actually benefit from lower commodity prices since those lower prices decrease the companies' input costs.

    We also take the political outlook of certain countries into account when positioning the Fund's portfolio. The process of political reform has led to improvements for the economic outlook in a number of countries, most notably Mexico and India, and this has fueled their outperformance relative to the emerging markets as a whole.

    These political considerations are reflected in the Fund's underweights in Latin America, where several countries -- like Brazil, Chile, Peru, and Colombia among them -- are very sensitive to commodity prices. On the other hand, Mexico not only has a larger manufacturing base and is less dependent on commodities, but it also has benefited from both a successful reform process, mentioned previously, and its close ties to the U.S. economy. As a result, Mexico represents the Fund's largest overweight position in Latin America.

6 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

    We also have found Asia to be a compelling source of opportunity, and that view is reflected in the Fund's overweight to the region. Asian currencies tend to be more closely linked to the USD, which provides support for local-currency debt. We are, however, being very selective with our investments in the region. We hold a positive view on India, where the government is pursuing growth-oriented policies under Prime Minister Narendra Modi. The country has an improving trade balance, a large manufacturing base and a stable currency, and investors are currently being well compensated for the underlying risks. For example, as of the end of the period, India's 10-year debt instruments were offering a yield of 8.2%. We also favor Indonesia, where yields are attractive and where we believe the potential remains for upside surprises on the economic front. Conversely, the Fund is underweight in Malaysia, Thailand, and the Philippines, as we do not think available yields in those countries are high enough to offset the underlying risks.

    The Fund is underweight in the Emerging Europe/Middle East/Africa (EMEA) region. The currencies of European markets such as Poland, Romania and Hungary have come under pressure due to euro zone weakness, and those countries also do not currently offer high-enough yields to offset the risks. At period end, the Fund was underweight in Russia, with an emphasis on short-term debt, as we believe the economic and political risks of Russian investments remain high. We also maintained portfolio underweights in South Africa, which has meaningful budgetary issues and a weak growth outlook, and Turkey, where there has been political unrest. We like Turkey's longer-term outlook, however, due to its substantial manufacturing and export base, and we are always on the lookout for opportunities to add to the Fund's Turkish positions.

    As of October 31, 2014, the Fund's duration stood at 3.6 years, below the
    4.8 year duration for the JP Morgan Index benchmark. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) We are seeking to minimize the portfolio's interest-rate risk, as we believe that yields on U.S. Treasuries are likely to creep higher over time. Such a trend would feed through into the emerging markets. Instead, we are striving to add value by taking on credit risk (via the Fund's corporate bond allocation), and by tilting the portfolio's positions toward countries that offer favorable yields in exchange for the underlying risks.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 7

Q   What is your overall outlook for emerging markets debt?

A We believe the asset class as a whole features two key underpinnings for healthy long-term performance. First, growth in the emerging markets, while slowing, remains well above growth rates in the developed world. Second, the high yields available in the emerging debt markets can provide investors with a favorable starting point for total return during a time of low bond yields almost everywhere else in the world. In the short-term, however, we expect continued volatility stemming from fluctuations in both commodity and currency prices. Our response to the volatility is to place a greater emphasis on risk management in the portfolio over the near term, while maintaining our diversified*, actively-managed, and value-oriented approach.

* Diversification does not assure a profit nor protect against loss in a declining market.

8 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 9

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

10 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Portfolio Summary | 10/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                  62.8%
U.S. Corporate Bonds                                      36.2%
Temporary Cash Investments                                 1.0%

Country Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Mexico                                                    12.6%
Malaysia                                                   9.5%
South Africa                                               9.3%
Supranational                                              8.9%
Brazil                                                     8.5%
Poland                                                     8.0%
Turkey                                                     7.4%
Colombia                                                   6.3%
Indonesia                                                  6.1%
Thailand                                                   4.8%
Ireland                                                    4.6%
South Korea                                                4.0%
Hungary                                                    3.5%
Peru                                                       2.0%
Romania                                                    1.6%
Luxembourg                                                 1.5%
Other (individually less than 1%)                          1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Akbank TAS, 7.5%, 2/5/18                                               3.90%
--------------------------------------------------------------------------------
 2. America Movil SAB de CV, 6.45%, 12/5/22                                2.98
--------------------------------------------------------------------------------
 3. Malaysia Government Bond, 3.58%, 9/28/18                               2.73
--------------------------------------------------------------------------------
 4. Thailand Government Bond, 3.625%, 6/16/23                              2.60
--------------------------------------------------------------------------------
 5. South Africa Government Bond - CPI Linked, 2.75%, 1/31/22              2.53
--------------------------------------------------------------------------------
 6. Eskom Holdings SOC, Ltd., 10.0%, 1/25/23                               2.45
--------------------------------------------------------------------------------
 7. European Investment Bank, 4.25%, 10/25/22                              2.41
--------------------------------------------------------------------------------
 8. International Bank for Reconstruction & Development, 10.0%, 10/28/15   2.39
--------------------------------------------------------------------------------
 9. Emgesa SA ESP, 8.75%, 1/25/21                                          2.38
--------------------------------------------------------------------------------
10. Export-Import Bank of Korea, 7.55%, 8/27/15                            2.38
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 11

Prices and Distributions | 10/31/14

Net Asset Value per Share

--------------------------------------------------------------------------------
        Class                      10/31/14                        10/31/13
--------------------------------------------------------------------------------
          A                          $8.34                           $9.07
--------------------------------------------------------------------------------
          C                          $8.33                           $9.06
--------------------------------------------------------------------------------
          Y                          $8.35                           $9.08
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-10/31/14
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                   Short-Term       Long-Term       Tax Return of
         Class      Dividends     Capital Gains    Capital Gains       Capital
---------------------------------------------------------------------------------
          A          $0.2859          $ --             $ --           $0.1181
---------------------------------------------------------------------------------
          C          $0.2207          $ --             $ --           $0.1181
---------------------------------------------------------------------------------
          Y          $0.3100          $ --             $ --           $0.1181
---------------------------------------------------------------------------------

JP Morgan Government Bond Index--Emerging Markets Global Diversified Index is an unmanaged, comprehensive, global, local emerging markets index, and consists of regularly traded, liquid-fixed-rate, domestic currency government bonds to which international investors can gain exposure. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-15.

12 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Local Currency Debt Fund at public offering price during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     JPM GBI-
                   Net              Public           EM
                   Asset            Offering         Global
                   Value            Price            Diversified
Period             (NAV)            (POP)            Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)         -6.34%           -8.78%           -5.32%
1 Year             -3.65            -8.01            -2.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                   Gross            Net
--------------------------------------------------------------------------------
                   2.79%            1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging Markets         JPM GBI EM Global
                       Local Currency Debt Fund         Diversified Index
2/28/2013              $9,550                           $10,000
10/31/2013             $8,976                           $ 9,461
10/31/2014             $8,649                           $ 9,208

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 13

Performance Update | 10/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                         JPM GBI-
                                                         EM
                                                         Global
                     If             If                   Diversified
Period               Held           Redeemed             Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)           -7.01%         -7.01%               -5.32%
1 Year               -4.37          -4.37                -2.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                     Gross          Net
--------------------------------------------------------------------------------
                     3.54%          2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging Markets         JPM GBI EM Global
                       Local Currency Debt Fund         Diversified Index
2/28/2013              $10,000                          $10,000
10/31/2013             $ 9,358                          $ 9,461
10/31/2014             $ 8,948                          $ 9,208

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                      JPM GBI-
                                                      EM
                                                      Global
                      If            If                Diversified
Period                Held          Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)            -6.05%        -6.05%            -5.32%
1 Year                -3.37         -3.37             -2.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      2.53%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Emerging Markets         JPM GBI EM Global
                       Local Currency Debt Fund         Diversified Index
2/28/2013              $5,000,000                       $5,000,000
10/31/2013             $4,708,373                       $4,730,533
10/31/2014             $4,549,693                       $4,603,796

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on actual returns from May 1, 2014, through October 31, 2014.

---------------------------------------------------------------------------------------
 Share Class                                  A                C                  Y
---------------------------------------------------------------------------------------
 Beginning Account Value on 5/1/14         $1,000.00       $1,000.00          $1,000.00
---------------------------------------------------------------------------------------
 Ending Account Value (after expenses)     $  979.66       $  976.12          $  981.21
 on 10/31/14
---------------------------------------------------------------------------------------
 Expenses Paid During Period*              $    5.69       $    9.31          $    4.24
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.87% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2014, through October 31, 2014.

---------------------------------------------------------------------------------------
Share Class                                     A                C                Y
---------------------------------------------------------------------------------------
Beginning Account Value on 5/1/14           $1,000.00        $1,000.00        $1,000.00
---------------------------------------------------------------------------------------
Ending Account Value (after expenses)       $1,019.46        $1,015.78        $1,020.92
on 10/31/14
---------------------------------------------------------------------------------------
Expenses Paid During Period*                $    5.80        $    9.50        $    4.33
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.87% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 17

Schedule of Investments | 10/31/14

-----------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                          CORPORATE BONDS -- 43.8%
                          TRANSPORTATION -- 1.9%
                          Railroads -- 1.9%
RUB      12,000,000       Russian Railways via RZD Capital Plc, 8.3%, 4/2/19       $    249,272
                                                                                   ------------
                          Total Transportation                                     $    249,272
-----------------------------------------------------------------------------------------------
                          FOOD, BEVERAGE & TOBACCO -- 1.4%
                          Agricultural Products -- 1.4%
BRL         500,000       Cosan Luxembourg SA, 9.5%, 3/14/18                       $    183,002
                                                                                   ------------
                          Total Food, Beverage & Tobacco                           $    183,002
-----------------------------------------------------------------------------------------------
                          BANKS -- 22.0%
                          Diversified Banks -- 20.7%
TRY       1,150,000       Akbank TAS, 7.5%, 2/5/18                                 $    476,983
BRL         700,000       Banco ABC Brasil SA, 8.5%, 3/28/16                            265,247
BRL         300,000       Banco Santander Brasil SA Cayman Islands, 8.0%,
                          3/18/16                                                       115,979
CLP      50,000,000       Banco Santander Chile, 6.5%, 9/22/20                           86,154
RUB      13,000,000       Export-Import Bank of Korea, 7.55%, 8/27/15                   291,374
TRY         270,000       Export-Import Bank of Korea, 8.2%, 5/31/16                    119,703
IDR   1,000,000,000       Export-Import Bank of Korea, 8.4%, 7/6/16                      82,971
RUB      12,000,000       Gazprombank OJSC Via GPB Eurobond Finance Plc,
                          8.617%, 12/15/15                                              269,954
IDR   1,000,000,000       Inter-American Development Bank, 7.25%, 7/17/17                82,246
NGN      50,000,000       International Bank for Reconstruction & Development,
                          10.0%, 10/28/15                                               292,608
COP     200,000,000       International Bank for Reconstruction & Development,
                          4.5%, 8/3/17                                                   97,088
BRL         400,000       Itau Unibanco Holding SA, 10.5%, 11/23/15                     159,887
RON         650,000       Raiffeisen Bank SA, 5.35%, 5/15/19                            195,005
TRY         300,000       Turkiye Is Bankasi, 11/16/15 (b)                              122,577
                                                                                   ------------
                                                                                   $  2,657,776
-----------------------------------------------------------------------------------------------
                          Regional Banks -- 1.3%
IDR   2,000,000,000       JPMorgan Chase Bank NA, 7.7%, 6/1/16                     $    163,161
                                                                                   ------------
                          Total Banks                                              $  2,820,937
-----------------------------------------------------------------------------------------------
                          DIVERSIFIED FINANCIALS -- 8.7%
                          Other Diversified Financial Services -- 8.7%
BRL         700,000       Banco Safra SA, 10.25%, 8/8/16                           $    272,736
ZAR       6,600,000       Development Bank of Southern Africa, Ltd., 12/31/27 (b)       177,473
INR       8,000,000       European Bank for Reconstruction & Development,
                          5.625%, 3/15/17                                               130,074
IDR     800,000,000       European Bank for Reconstruction & Development,
                          7.25%, 8/22/17                                                 65,814
INR       8,000,000       European Bank for Reconstruction & Development,
                          8.0%, 11/12/14                                                130,361

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                          Other Diversified Financial Services -- (continued)
PLN         870,000       European Investment Bank, 4.25%, 10/25/22                $    295,515
RUB       2,000,000       Federal Grid Co OJS via Federal Grid Finance, Ltd.,
                          8.446%, 3/13/19                                                41,827
                                                                                   ------------
                                                                                   $  1,113,800
                                                                                   ------------
                          Total Diversified Financials                             $  1,113,800
-----------------------------------------------------------------------------------------------
                          TELECOMMUNICATION SERVICES -- 4.9%
                          Integrated Telecommunication Services -- 0.9%
BRL         300,000       Oi SA, 9.75%, 9/15/16                                    $    110,043
-----------------------------------------------------------------------------------------------
                          Wireless Telecommunication Services -- 4.0%
MXN       2,000,000       America Movil SAB de CV, 6.0%, 6/9/19                    $    149,607
MXN       5,000,000       America Movil SAB de CV, 6.45%, 12/5/22                       364,330
                                                                                   ------------
                                                                                   $    513,937
                                                                                   ------------
                          Total Telecommunication Services                         $    623,980
-----------------------------------------------------------------------------------------------
                          UTILITIES -- 4.9%
                          Electric Utilities -- 2.6%
COP     400,000,000       Empresas Publicas de Medellin ESP, 8.375%, 2/1/21        $    206,947
ZAR       2,000,000       Eskom Holdings SOC, Ltd., 12/31/18 (b)                        124,415
                                                                                   ------------
                                                                                   $    331,362
-----------------------------------------------------------------------------------------------
                          Independent Power Producers & Energy Traders -- 2.3%
COP     560,000,000       Emgesa SA ESP, 8.75%, 1/25/21                            $    291,793
                                                                                   ------------
                          Total Utilities                                          $    623,155
-----------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS
                          (Cost $6,882,618)                                        $  5,614,146
-----------------------------------------------------------------------------------------------
                          FOREIGN GOVERNMENT BONDS -- 52.8%
BRL         150,000       Brazil Letras do Tesouro Nacional, 7/1/15 (b)            $     56,250
BRL         200,000       Brazil Letras do Tesouro Nacional, 7/1/16 (b)                  66,619
COP     200,000,000       Colombian TES, 10.0%, 7/24/24                                 120,444
COP     300,000,000       Colombian TES, 7.0%, 5/4/22                                   150,016
ZAR       3,000,000       Eskom Holdings SOC, Ltd., 10.0%, 1/25/23                      299,350
HUF      20,000,000       Hungary Government Bond, 6.5%, 6/24/19                         93,137
HUF      30,000,000       Hungary Government Bond, 6.75%, 2/24/17                       133,392
HUF      40,000,000       Hungary Government Bond, 7.5%, 11/12/20                       198,139
IDR   2,200,000,000       Indonesia Treasury Bond, 10.0%, 9/15/24                       203,769
IDR   1,500,000,000       Indonesia Treasury Bond, 10.5%, 8/15/30                       145,043
IDR   2,000,000,000       Indonesia Treasury Bond, 11.0%, 9/15/25                       197,218
IDR   2,000,000,000       Indonesia Treasury Bond, 12.8%, 6/15/21                       205,627
MYR       1,100,000       Malaysia Government Bond, 3.58%, 9/28/18                      333,926
MYR         800,000       Malaysia Government Bond, 3.741%, 2/27/15                     243,432
MYR         600,000       Malaysia Government Bond, 4.012%, 9/15/17                     184,449

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 19

-----------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                          Foreign Government Bonds -- (continued)
MYR          500,000      Malaysia Government Bond, 4.16%, 7/15/21                 $    155,397
MYR          800,000      Malaysia Government Bond, 4.378%, 11/29/19                    250,728
MXN        2,800,000      Mexican Bonos, 10.0%, 11/20/36                                285,041
MXN        2,000,000      Mexican Bonos, 10.0%, 12/5/24                                 194,076
MXN        3,700,000      Mexican Bonos, 6.0%, 6/18/15                                  279,407
MXN        3,200,000      Mexican Bonos, 8.5%, 12/13/18                                 269,903
NGN       10,000,000      Nigeria Government International Bond, 16.39%,
                          1/27/22                                                        71,053
PEN          200,000      Peru Government Bond, 7.84%, 8/12/20                           79,247
PEN          400,000      Peru Government Bond, 8.2%, 8/12/26                           167,499
PLN          894,656      Poland Government Bond, 3.0%, 8/24/16                         274,891
PLN          300,000      Poland Government Bond, 4.0%, 10/25/23                         99,910
PLN          900,000      Poland Government Bond, 4.75%, 10/25/16                       282,539
PLN          600,000      Poland Government Bond, 4.75%, 4/25/17                        190,601
PLN          300,000      Poland Government Bond, 5.25%, 10/25/17                        97,725
ZAR        3,165,200      South Africa Government Bond - CPI Linked, 2.75%,
                          1/31/22                                                       310,018
ZAR        2,000,000      South Africa Government Bond, 6.75%, 3/31/21                  174,628
ZAR          600,000      South Africa Government Bond, 8.0%, 12/21/18                   56,133
THB       10,000,000      Thailand Government Bond, 3.625%, 6/16/23                     318,646
THB        8,200,000      Thailand Government Bond, 5.125%, 3/13/18                     271,291
TRY          371,114      Turkey Government Bond, 4.5%, 2/11/15                         168,840
TRY          300,000      Turkey Government Bond, 5.0%, 5/13/15                         132,693
-----------------------------------------------------------------------------------------------
                          TOTAL FOREIGN GOVERNMENT BONDS
                          (Cost $7,552,440)                                        $  6,761,077
-----------------------------------------------------------------------------------------------
                          TOTAL INVESTMENT IN SECURITIES -- 96.6%
                          (Cost $14,435,058) (a)                                   $ 12,375,223
-----------------------------------------------------------------------------------------------
                          OTHER ASSETS & LIABILITIES -- 3.4%                       $    433,321
-----------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%                               $ 12,808,544
===============================================================================================

-----------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------
                          WRITTEN CALL OPTIONS -- (0.0)%+
             (50,000)     Call EUR/Put HUF, 330, 8/20/15                           $       (858)
            (100,000)     Call EUR/Put MXN, 19.0, 7/20/15                                (1,268)
            (200,000)     Call EUR/Put PLN, 4.30, 1/2/15                                 (1,030)
-----------------------------------------------------------------------------------------------
                          TOTAL WRITTEN CALL OPTIONS
                          (Premiums received $(6,367))                             $     (3,156)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

+      Amount rounds to less than 0.1% or (0.1)%.

(a) At October 31, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $14,435,058 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                                 $     151,686

        Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                    (2,211,521)
                                                                                   -------------
        Net unrealized depreciation                                                $  (2,059,835)
                                                                                   =============

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL    Brazilian Real

CLP    Chilean Peso

COP    Colombian Peso

EUR    Euro

HUF    Hungarian Forint

IDR    Indonesian Rupiah

INR    Indian Rupee

MXN    Mexican Peso

MYR    Malaysian Ringgit

NGN    Nigerian Naira

PEN    Peruvian Nuevo Sol

PLN    Polish Zloty

RON    Romanian Leu

RUB    Russian Ruble

THB    Thai Baht

TRY    Turkish Lira

ZAR    South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2014 aggregated $4,908,925 and $3,570,491, respectively.

CROSS CURRENCY SWAP AGREEMENTS

-------------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                  Annual                 Unrealized
Notional                                             Floating     Fixed     Expiration   Appreciation
Principal($)  Counterparty         Pay     Receive   Rate         Rate      Date         (Depreciation)
-------------------------------------------------------------------------------------------------------
290,000       Barclays Bank PLC    USD     TRY       LIBOR        8.45%     2/29/16      $296
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 21

INTEREST RATE SWAP AGREEMENTS

----------------------------------------------------------------------------------------------------------
                                                                                            Net
                                                                   Annual                   Unrealized
       Notional                                      Floating      Fixed     Expiration     Appreciation
       Principal($)   Counterparty     Pay/Receive   Rate          Rate      Date           (Depreciation)
----------------------------------------------------------------------------------------------------------
BRL          52,457   Goldman Sachs    Receive       BRL-CDI       10.795%   1/4/21         $       539
BRL         212,403   Goldman Sachs    Pay           BRL-CDI       11.025%   1/2/18              (1,862)
COP     255,000,000   Morgan Stanley   Pay           COP-IBR-      5.92%     5/7/24                (307)
                      & Co.                          OIS-Compound
----------------------------------------------------------------------------------------------------------
                                                                                            $    (1,630)
==========================================================================================================

BRL-CDI      Brazil CETIP Interbank Deposit

COP-IBR-OIS
Compound     Columbian Peso Inter-bank Rate Overnight Indexed Swap

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL          Brazilian Real

COP          Colombian Peso

TRY          Turkish Lira

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

       Level 1 -- quoted prices in active markets for identical securities.

       Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
                  Note 1A.

       Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.


The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------------
                                   Level 1      Level 2       Level 3     Total
--------------------------------------------------------------------------------------
Corporate Bonds                   $    --       $ 5,614,146   $ --        $ 5,614,146
Foreign Government Bonds               --         6,761,077     --          6,761,077
--------------------------------------------------------------------------------------
Total                             $    --       $12,375,223   $ --        $12,375,223
======================================================================================
Other Financial Instruments
Net unrealized depreciation
  on futures contracts            $(3,125)      $        --   $ --        $    (3,125)
Net unrealized appreciation
  on forward foreign
  currency contracts                   --            12,628     --             12,628
Net unrealized depreciation
  on forward foreign
  currency contracts                   --            (9,596)    --             (9,596)
Net unrealized appreciation
  on cross currency swaps              --               296     --                296
Net unrealized depreciation
  on interest rate swaps               --            (1,630)    --             (1,630)
Net unrealized appreciation
  on written call options              --             3,211     --              3,211
---------------------------------------------------------------------------------------
Total                             $(3,125)      $     4,909   $ --       $      1,784
=======================================================================================

During the year ended October 31, 2014, there were no transfers between Levels 1, 2 and 3.


The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 23

Statement of Assets and Liabilities | 10/31/14

ASSETS:
  Investment in securities (cost $14,435,058)                              $12,375,223
  Cash                                                                          76,926
  Foreign currencies, at value (cost $202,610)                                 200,040
  Futures collateral                                                             8,895
  Receivables --
     Interest                                                                  270,921
     Variation margin                                                              820
     Due from Pioneer Investment Management, Inc.                               20,574
  Net unrealized appreciation on forward foreign currency contracts             12,628
  Prepaid expenses                                                               2,548
---------------------------------------------------------------------------------------
         Total assets                                                      $12,968,575
=======================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                              $       184
      Dividends                                                                 52,455
      Trustee fees                                                                 795
      Swap contracts payable                                                       768
   Unrealized depreciation on futures contracts                                  3,125
   Written options (premiums received $6,367)                                    3,156
   Net unrealized depreciation on swap contracts                                 1,334
   Net unrealized depreciation on forward foreign currency contracts             9,596
   Due to affiliates                                                             9,429
   Accrued expenses                                                             79,064
   Reserve for repatriation taxes                                                  125
---------------------------------------------------------------------------------------
          Total liabilities                                                $   160,031
=======================================================================================
NET ASSETS:
  Paid-in capital                                                          $15,061,804
  Distributions in excess of net investment income                             (50,218)
  Accumulated net realized loss on investments, futures contracts,
     swap contracts, written options and foreign currency transactions        (131,971)
  Net unrealized depreciation on investments                                (2,059,835)
  Net unrealized depreciation on futures contracts                              (3,125)
  Net unrealized depreciation on swap contracts                                 (4,658)
  Net unrealized appreciation on written options                                 3,211
  Net unrealized depreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies         (6,664)
---------------------------------------------------------------------------------------
         Total net assets                                                  $12,808,544
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $4,294,554/514,894 shares)                            $      8.34
   Class C (based on $4,339,792/521,096 shares)                            $      8.33
   Class Y (based on $4,174,198/500,000 shares)                            $      8.35
MAXIMUM OFFERING PRICE:
  Class A ($8.34 (divided by) 95.5%)                                       $      8.73
=======================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Statement of Operations

For the Year Ended 10/31/14

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $4,680)                $ 846,677
-----------------------------------------------------------------------------------------------
         Total investment income                                                  $    846,677
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  92,525
  Transfer agent fees and expenses
     Class A                                                               737
     Class C                                                               513
     Class Y                                                               180
  Distribution fees
     Class A                                                            11,113
     Class C                                                            44,319
  Shareholder communications expense                                     1,421
  Administrative reimbursement                                          22,413
  Custodian fees                                                        20,617
  Registration fees                                                     44,830
  Professional fees                                                     79,759
  Printing expense                                                      33,144
  Fees and expenses of nonaffiliated Trustees                            6,404
  Miscellaneous                                                         20,190
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $    378,165
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                          (207,191)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                 $    170,974
-----------------------------------------------------------------------------------------------
         Net investment income                                                    $    675,703
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments (net of foreign capital gains
       taxes of $442)                                                $(298,971)
     Swap contracts                                                        317
     Futures contracts                                                  (1,860)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (14,880)   $  (315,394)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net increase in reserve for capital gains
        taxes of $125)                                               $(871,577)
     Swap contracts                                                     (4,658)
     Futures contracts                                                  (3,125)
     Written options                                                     3,211
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (6,209)   $   (882,358)
-----------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts, futures contracts,
     written options and foreign currency transactions                            $ (1,197,752)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                            $   (522,049)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 25

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                               Year Ended       2/5/13 to
                                                               10/31/14         10/31/13 (a)
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $    675,703     $    416,172
Net realized loss on investments, swap contracts,
  futures contracts and foreign currency transactions              (315,394)        (349,357)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, futures contracts, written
  options, and foreign currency transactions                       (882,358)      (1,188,713)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   (522,049)    $ (1,121,898)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.29 and $0.15 per share, respectively)       $   (147,053)    $    (74,581)
       Class C ($0.22 and $0.11 per share, respectively)           (113,460)         (56,600)
       Class Y ($0.31 and $0.16 per share, respectively)           (154,975)         (79,660)
Tax return of capital:
       Class A ($0.12 and $0.04 per share, respectively)            (60,038)         (21,345)
       Class C ($0.12 and $0.04 per share, respectively)            (59,999)         (21,245)
       Class Y ($0.12 and $0.04 per share, respectively)            (59,075)         (21,140)
---------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $   (594,600)    $   (274,571)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $    290,324     $ 15,138,736
Reinvestment of distributions                                         8,952            1,404
Cost of shares repurchased                                          (99,797)         (17,957)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                    $    199,479     $ 15,122,183
---------------------------------------------------------------------------------------------
      Net increase in net assets                               $   (917,170)    $ 13,725,714
NET ASSETS:
Beginning of year                                                13,725,714               --
---------------------------------------------------------------------------------------------
End of year                                                    $ 12,808,544     $ 13,725,714
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                           $   (50,218)    $    (46,150)
=============================================================================================

(a) The Fund commenced operations on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------
                                '14 Shares      '14 Amount     '13 Shares   '13 Amount
----------------------------------------------------------------------------------------
Class A*
Shares sold                       17,351         $151,909       508,804      $5,081,877
Reinvestment of distributions        561            4,814           112           1,004
Less shares repurchased          (10,588)         (91,691)       (1,346)        (12,343)
----------------------------------------------------------------------------------------
      Net increase                 7,324         $ 65,032       507,570      $5,070,538
========================================================================================
Class C*
Shares sold                       15,860         $138,415       506,311      $5,056,859
Reinvestment of distributions        481            4,138            45             400
Less shares repurchased             (965)          (8,106)         (636)         (5,614)
----------------------------------------------------------------------------------------
      Net increase                15,376         $134,447       505,720      $5,051,645
========================================================================================
Class Y*
Shares sold                           --         $     --       500,000      $5,000,000
Reinvestment of distributions         --               --            --              --
Less shares repurchased               --               --            --              --
----------------------------------------------------------------------------------------
      Net increase                    --         $     --       500,000      $5,000,000
========================================================================================

* Class A, Class C and Class Y shares were first publicly offered on February 5, 2013.


The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 27

Financial Highlights

---------------------------------------------------------------------------------------------
                                                                Year Ended       2/5/13 (a)
                                                                10/31/14         to 10/31/13
---------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                           $  9.07          $  9.98
---------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.46          $  0.29
   Net realized and unrealized gain (loss) on investments         (0.78)           (1.01)
---------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations             $ (0.32)         $ (0.72)
---------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                        $ (0.29)         $ (0.15)
   Tax return of capital                                          (0.12)           (0.04)
---------------------------------------------------------------------------------------------
 Total distributions                                            $ (0.41)         $ (0.19)
---------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $ (0.73)         $ (0.91)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $  8.34          $  9.07
=============================================================================================
 Total return*                                                    (3.65)%          (7.37)%(b)
 Ratio of net expenses to average net assets                       1.14%            1.12%**
 Ratio of net investment income (loss) to average net assets       5.26%            4.16%**
 Portfolio turnover rate                                             29%              23%
 Net assets, end of period (in thousands)                       $ 4,295          $ 4,605
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  2.71%            2.79%**
   Net investment income (loss)                                    3.69%            2.49%**
=============================================================================================

(a) Class A shares were first publicly offered on February 5, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

---------------------------------------------------------------------------------------------------
                                                                    Year Ended         2/5/13 (a)
                                                                    10/31/14           to 10/31/13
---------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                               $  9.06            $  9.97
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  0.39            $  0.23
   Net realized and unrealized gain (loss) on investments             (0.78)             (0.99)
---------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                 $ (0.39)           $ (0.76)
---------------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                            $ (0.22)           $ (0.11)
   Tax return of capital                                              (0.12)             (0.04)
---------------------------------------------------------------------------------------------------
 Total distributions                                                $ (0.34)           $ (0.15)
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                         $ (0.73)           $ (0.91)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $  8.33            $  9.06
===================================================================================================
 Total return*                                                        (4.37)%            (7.83)%(b)
 Ratio of net expenses to average net assets                           1.87%              1.86%**
 Ratio of net investment income (loss) to average net assets           4.53%              3.42%**
 Portfolio turnover rate                                                 29%                23%
 Net assets, end of period (in thousands)                           $ 4,340            $ 4,581
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      3.44%              3.54%**
   Net investment income (loss)                                        2.96%              1.74%**
===================================================================================================

(a) Class C shares were first publicly offered on February 5, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 29

--------------------------------------------------------------------------------------------------
                                                                 Year Ended          2/5/13 (a)
                                                                 10/31/14            to 10/31/13
--------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                            $  9.08             $   9.98
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.48             $   0.31
   Net realized and unrealized gain (loss) on investments          (0.78)               (1.01)
--------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations              $ (0.30)            $  (0.70)
--------------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                         $ (0.31)            $  (0.16)
   Tax return of capital                                           (0.12)               (0.04)
--------------------------------------------------------------------------------------------------
 Total distributions                                             $ (0.43)            $  (0.20)
--------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                      $ (0.73)            $  (0.90)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $  8.35             $   9.08
==================================================================================================
 Total return*                                                     (3.37)%              (7.15)%(b)
 Ratio of net expenses to average net assets                        0.85%                0.85%**
 Ratio of net investment income (loss) to average net assets        5.55%                4.43%**
 Portfolio turnover rate                                              29%                  23%
 Net assets, end of period (in thousands)                        $ 4,174             $  4,540
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.42%                2.53%**
   Net investment income (loss)                                     3.98%                2.75%**
==================================================================================================

(a) Class Y shares were first publicly offered on February 5, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Notes to Financial Statements | 10/31/14

1.  Organization and Significant Accounting Policies

Pioneer Emerging Markets Local Currency Debt Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on February 5, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 31

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

32 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by federal and state tax authorities.

    In addition to the requirements of the internal Revenue Code, the fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended October 31, 2014, the Fund paid $442 in such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of October 31, 2014, the Fund had $125 in reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 33 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2014, the Fund reclassified $264,283 to increase distributions in excess of net investment income and $264,283 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At October 31, 2014, the Fund was permitted to carry forward indefinitely $91,009 of short-term losses and $44,087 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013, were as follows:

    ----------------------------------------------------------------------------
                                           2014                2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                    $415,488            $210,841
    Return of capital                  $179,112              63,730
    ----------------------------------------------------------------------------
      Total                            $594,600            $274,571
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

   -----------------------------------------------------------------------------
                                                                           2014
   -----------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                        $  (135,096)
   Dividend payable                                                     (52,455)
   Net unrealized depreciation                                       (2,065,709)
   -----------------------------------------------------------------------------
     Total                                                          $(2,253,260)
   =============================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark-to-market of forward, futures, option and swap contracts, and tax adjustments relating to credit default swaps.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $98 in underwriting commissions on the sale of Class A shares during the during the year ended October 31, 2014.

D.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

34 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 35

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2014 was $8,895. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to changes in value of the underlying securities. The average value of contracts open during the period ended October 31, 2014 was $228,777.

    At October 31, 2014, open futures contracts were as follows:

    -----------------------------------------------------------------------------------
                            Number of                                    Unrealized
                            Contracts       Settlement                   Appreciation/
    Type                    Long/(Short)    Month         Value          (Depreciation)
    -----------------------------------------------------------------------------------
    F/C U.S. 5 Yr Note          (5)         12/14         $(597,148)     $(3,125)
    -----------------------------------------------------------------------------------
                                                          $(597,148)     $(3,125)
    ===================================================================================

I.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a

36 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at October 31, 2014 are listed in the Schedule of Investments. The average value of interest rate swap contracts open during the year ended October 31, 2014 was $906.

J.  Cross Currency Swap Contracts

    The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

    Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

    Open cross currency swap contracts at October 31, 2014 are listed in the Schedule of Investments. The average value of cross currency swap contracts open during the period ended October 31, 2014 was $619.

K.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 37 received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended October 31, 2014 was $1,459. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held three written call option contracts that were open at October 31, 2014. If the call options were exercised at October 31, 2014, the maximum amount the Fund would have been required to pay was $6,367.

    Transactions in written options for the period ended October 31, 2014 are summarized as follows:

   ------------------------------------------------------------------------------------------
                                               Number of Contracts          Premium Received
   ------------------------------------------------------------------------------------------
   Options open at beginning of period                          --                   $    --
   Options opened                                         (350,000)                   (6,367)
   Options exercised                                            --                        --
   Options closed                                               --                        --
   Options expired                                              --                        --
   ------------------------------------------------------------------------------------------
        Options open at end of period                     (350,000)                  $(6,367)
   ==========================================================================================

2.  Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended October 31, 2014, the effective management fee was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

38 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,644 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2014.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $1,106
 Class C                                                                     285
 Class Y                                                                      30
--------------------------------------------------------------------------------
   Total                                                                  $1,421
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $486 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at October 31, 2014.

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $299 in distribution fees payable to PFD at October 31, 2014.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 39

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2014, CDSCs in the amount of $3,921 were paid to PFD.

5.  Forward Foreign Currency Contracts

At October 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2014 was $247.

Open forward foreign currency contracts at October 31, 2014 were as follows:

--------------------------------------------------------------------------------------------------------
                                  Quantity/
                                  Shares                                                    Net
 Currency                         Purchased/                   Settlement    US $ Value     Unrealized
 Description      Counterparty    (Sold)         Book Value    Date          at 10/31/14    Appreciation
--------------------------------------------------------------------------------------------------------
 KZT
   (Kazakhstani
   Tenge)         Barclays        (12,000,000)    $  63,158     2/12/15      $ (60,752)     $  2,406
 BRL (Brazilian   Goldman Sachs
   Real)          Group, Inc.         (95,933)       38,866    11/4/14         (38,733)          133
 CLP (Chilean     Morgan
   Peso)          Stanley          78,814,254      (129,469)     3/31/15        135,232         5,763
 KZT
   (Kazakhstani   Morgan
   Tenge)         Stanley         (12,000,000)       62,992     2/12/15        (60,865)        2,127
 PEN (Peruvian    Morgan
   Nuevo Sol)     Stanley            (379,407)      128,831     3/31/15       (127,754)        1,077
 RUB (Russian     Morgan
   Ruble)         Stanley          (2,720,387)       64,319    11/5/14         (63,197)        1,122
--------------------------------------------------------------------------------------------------------
 Total                                                                                      $ 12,628
========================================================================================================

40 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------
                                    Quantity/
                                    Shares                                                  Net
 Currency                           Purchased/                   Settlement   US $ Value    Unrealized
 Description       Counterparty     (Sold)          Book Value   Date         at 10/31/14   Depreciation
--------------------------------------------------------------------------------------------------------
 KZT
   (Kazakhstani
   Tenge)          Barclays          12,000,000     $ (62,761)    2/18/15      $ 60,752      $  (2,009)
 PEN (Peruvian     Deutsche
   Nuevo Sol)      Bank                 373,419      (126,604)    3/31/15       125,737           (867)
 BRL (Brazilian    Goldman Sachs
   Real)           Group, Inc.           95,933       (39,249)    11/4/14        38,733           (516)
 CLP (Chilean      Goldman Sachs
   Peso)           Group, Inc.      (76,667,658)      129,469     3/31/15      (131,549)        (2,080)
 KZT
   (Kazakhstani    Goldman Sachs
   Tenge)          Group, Inc.       12,000,000       (62,663)    2/18/15        60,865         (1,798)
 NGN (Nigerian     Goldman Sachs
   Naira)          Group, Inc.      (27,306,915)      159,783     1/23/15      (160,558)          (775)
 RUB (Russian      Morgan
   Ruble)          Stanley            2,720,387       (64,748)    11/5/14        63,197         (1,551)
--------------------------------------------------------------------------------------------------------
 Total                                                                                      $  (9,596)
========================================================================================================

6.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2014, the Fund's expenses were not reduced under such arrangements.

7.  Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2014.

---------------------------------------------------------------------------------------------------
Assets:
                                 Gross
                                 Amounts       Net               Gross Amounts Not Offset
                                 Offset        Amounts of          in the Statement of
                                 in the        Assets             Assets and Liabilities
                    Gross        Statement     Presented in      -------------------------
                    Amounts of   of Assets     the Statement                    Cash
                    Recognized   and           of Assets and     Financial      Collateral  Net
Description         Assets       Liabilities   Liabilities       Instruments    Received    Amount
---------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts        $12,628      $     --      $12,628           $  --          $  --       $12,628
Swap contracts          835          (835)         --               --             --            --
Written options          --            --          --               --             --            --
---------------------------------------------------------------------------------------------------
                    $13,463      $   (835)     $12,628           $  --          $  --       $12,628
---------------------------------------------------------------------------------------------------

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 41

--------------------------------------------------------------------------------------------------
Liabilities:
                                Gross
                                Amounts        Net             Gross Amounts Not Offset
                                Offset         Amounts of       in the Statement of
                                in the         Liabilities     Assets and Liabilities
                  Gross         Statement      Presented in    ------------------------
                  Amounts of    of Assets      the Statement                 Cash
                  Recognized    and            of Assets and   Financial     Collateral   Net
Description       Liabilities   Liabilities    Liabilities     Instruments   Pledged      Amount
--------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $  9,596      $       --     $    9,596      $     --      $ --         $  9,596
Swap contracts       2,169            (835)         1,334            --        --            1,334
Written options      3,156              --          3,156            --        --            3,156
--------------------------------------------------------------------------------------------------
                  $ 14,921      $     (835)    $   14,086      $     --      $ --         $ 14,086
==================================================================================================

8.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014           Liabilities Derivatives 2014
Hedging Instruments            -------------------------------------------------------------
Under Accounting               Statement of Assets              Statement of Assets
Standards Codification         and Liabilities                  and Liabilities
(ASC) 815                      Location            Value        Location             Value
--------------------------------------------------------------------------------------------
Forward foreign currency       Net unrealized                   Net unrealized
 contracts                     appreciation on                  depreciation on
                               forward foreign                  forward foreign
                               currency contracts  $12,628      currency contracts   $ 9,596
Swap contracts                 Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               swaps contracts          --      swap contracts         1,334
Futures contracts              Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               futures contracts        --      futures contracts      3,125
Written options                Written options          --      Written options        3,156
--------------------------------------------------------------------------------------------
  Total                                            $12,628                           $17,211
============================================================================================

42 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                                Unrealized
Accounted for as                                                 Realized      Appreciation or
Hedging Instruments                                              Gain on       (Depreciation)
Under Accounting         Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification   on Derivatives Recognized               Recognized    Recognized
(ASC) 815                in Income                               in Income     in Income
----------------------------------------------------------------------------------------------
Forward foreign          Net realized gain (loss) on forward
 currency contracts      foreign currency contracts              $    (43)
Forward foreign          Change in unrealized appreciation
 currency contracts      (depreciation) on forward foreign
                         currency contracts                                    $ 3,032
Futures contracts        Net realized gain (loss) on futures
                         contracts                               $ (1,860)
Futures contracts        Change in net unrealized appreciation
                         (depreciation) on futures contracts                   $(3,125)
Swap contracts           Net realized gain (loss) on swap
                         contracts                               $    317
Swap contracts           Change in net unrealized appreciation
                         (depreciation) on swap contracts                      $(4,658)
Written options          Net realized gain (loss) on written
                         options                                 $     --
Written options          Change in net unrealized appreciation
                         (depreciation) on written options                     $ 3,211

9.  Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the period from February 5, 2013 (Commencement of Operations) through October 31, 2013.

During the period that Ernst & Young LLP served as the Fund's independent registered public accounting firm, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Emerging Markets Local Currency Debt Fund
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Local Currency Debt Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII), as of October 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of the Fund for the period ended October 31, 2013 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Local Currency Debt Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 24, 2014

44 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 0.89%.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 45

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Local Currency Debt Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio manager in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

46 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio manager of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 47 results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that they were satisfied with PIM's response to the Fund's performance issues.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the first quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader

48 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 49

Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

50 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 51

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2012.     Private investor (2004-2008 and              Director, Broadridge Financial
Chairman of the Board        Serves until a          2013-present); Chairman (2008 - 2013) and    Solutions, Inc. (investor
and Trustee                  successor trustee is    Chief Executive Officer (2008 - 2012),       communications and securities
                             elected or earlier      Quadriserv, Inc. (technology products for    processing provider for financial
                             retirement or removal.  securities lending industry); and Senior     services industry) (2009 -
                                                     Executive Vice President, The Bank of New    present); Director, Quadriserv,
                                                     York (financial and securities services)     Inc. (2005 - 2013); and
                                                     (1986 - 2004)                                Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2012.     Managing Partner, Federal City Capital       Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services        Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 - present);   affordable housing finance
                             elected or earlier      Interim Chief Executive Officer, Oxford      company) (1985 - 2010); Director
                             retirement or removal.  Analytica, Inc. (privately-held research and of Oxford Analytica, Inc. (2008 -
                                                     consulting company) (2010); Executive Vice   present); Director of The Swiss
                                                     President and Chief Financial Officer,       Helvetia Fund, Inc. (closed-end
                                                     I-trax, Inc. (publicly traded health care    fund) (2010 - present); and
                                                     services company) (2004 - 2007); and         Director of New York Mortgage
                                                     Executive Vice President and Chief Financial Trust (publicly traded mortgage
                                                     Officer, Pedestal Inc. (internet-based       REIT) (2004 - 2009, 2012 -
                                                     mortgage trading company) (2000 - 2002)      present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2012.     William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present) Funds Investment Trust and Mellon
                             successor trustee is                                                 Institutional Funds Master
                             elected or earlier                                                   Portfolio (oversaw 17 portfolios
                             retirement or removal.                                               in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held With the Fund  Length of Service        Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2012.      Founding Director, Vice President and        None
Trustee                      Serves until a successor Corporate Secretary, The Winthrop Group,
                             trustee is elected or    Inc. (consulting firm) (1982 - present);
                             earlier retirement or    Desautels Faculty of Management, McGill
                             removal.                 University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2012.      President and Chief Executive Officer,       Director of New America High
Trustee                      Serves until a successor Newbury, Piret & Company, Inc. (investment   Income Fund, Inc. (closed-end
                             trustee is elected or    banking firm) (1981 - present)               investment company) (2004 -
                             earlier retirement or                                                 present); and member, Board of
                             removal.                                                              Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**     Trustee since 2014.      Consultant (investment company services)     None
Trustee                      Serves until a successor (2012 - present); Executive Vice President,
                             trustee is elected or    BNY Mellon (financial and investment company
                             earlier retirement or    services) (1969 - 2012); Director, BNY
                             removal.                 International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director,
                                                      Mellon Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 53

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.     Director and Executive Vice President        None
Trustee                      Serves until a          (since 2008) and Chief Investment Officer,
                             successor trustee is    U.S. (since 2010), of PIM-USA; Executive
                             elected or earlier      Vice President of Pioneer (since 2008);
                             retirement or removal.  Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); Portfolio Manager of Pioneer (since
                                                     1999)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**   Advisory Trustee since  Chief Investment Officer, 1199 SEIU National None
                             2014.                   Benefit and Pension Funds (health care
                                                     workers union pension Funds) (2001 -
                                                     present); Vice President - International
                                                     Investments Group, American International
                                                     Group, Inc. (insurance company) (1993 -
                                                     2001); Vice President, Corporate Finance
                                                     and Treasury Group, Citibank, N.A. (1980 -
                                                     1986 and 1990 - 1993); Vice President -
                                                     Asset/Liability Management Group, Federal
                                                     Farm Funding Corp. (government-sponsored
                                                     Issuer of debt securities) (1988 - 1990);
                                                     Mortgage Strategies Group, Shearson Lehman
                                                     Hutton, Inc. (investment bank) (1987 -
                                                     1988); and Mortgage Securities Group,
                                                     Drexel Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)               Since 2014. Serves at    Chair, Director, CEO and President of          None
President and                    the discretion of the    Pioneer Investment Management USA (since
Chief Executive Officer          Board.                   September 2014); Chair, Director, CEO and
                                                          President of Pioneer Investment Management,
                                                          Inc. (since September 2014); Chair,
                                                          Director, CEO and President of Pioneer Funds
                                                          Distributor, Inc. (since September 2014);
                                                          Chair, Director, CEO and President of
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since September 2014); and Chair, Director,
                                                          and CEO of Pioneer Investment Management
                                                          Shareholder Services, Inc. (since September
                                                          2014); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013); and
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management (2005
                                                          - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)       Since 2012. Serves at    Vice President and Associate General Counsel   None
Secretary and Chief              the discretion of the    of Pioneer since January 2008; Secretary and
Legal Officer                    Board.                   Chief Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant Secretary
                                                          of all of the Pioneer Funds from September
                                                          2003 to May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)           Since 2012. Serves at    Fund Governance Director of Pioneer since      None
Assistant Secretary              the discretion of the    December 2006 and Assistant Secretary of all
                                 Board.                   the Pioneer Funds since June 2010; Manager -
                                                          Fund Governance of Pioneer from December
                                                          2003 to November 2006; and Senior Paralegal
                                                          of Pioneer from January 2000 to November
                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)                Since 2012. Serves at    Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary              the discretion of the    Assistant Secretary of all the Pioneer Funds
                                 Board.                   since June 2010; Counsel of Pioneer from
                                                          June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)             Since 2012. Serves at    Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief Financial    the discretion of the    Treasurer of all of the Pioneer Funds since
and Accounting Officer           Board.                   March 2008; Deputy Treasurer of Pioneer from
of the Fund                                               March 2004 to February 2008; and Assistant
                                                          Treasurer of all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)            Since 2012. Serves at    Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer              the discretion of the    Assistant Treasurer of all of the Pioneer
                                 Board.                   Funds
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)               Since 2012. Serves at    Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer              the discretion of the    Pioneer; and Assistant Treasurer of all of
                                 Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)            Since 2012. Serves at    Fund Administration Manager - Fund Treasury    None
Assistant Treasurer              the discretion of the    of Pioneer since November 2008; Assistant
                                 Board.                   Treasurer of all of the Pioneer Funds since
                                                          January 2009; and Client Service Manager -
                                                          Institutional Investor Services at State
                                                          Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)             Since 2012. Serves at    Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer         the discretion of the    all the Pioneer Funds since March 2010;
                                 Board.                   Director of Adviser and Portfolio Compliance
                                                          at Pioneer since October 2005; and Senior
                                                          Compliance Officer for Columbia Management
                                                          Advisers, Inc. from October 2003 to October
                                                          2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)             Since 2012. Serves at    Director - Transfer Agency Compliance of       None
Anti-Money Laundering Officer    the discretion of the    Pioneer and Anti-Money Laundering Officer of
                                 Board.                   all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 57

                           This page for your notes.

58 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

                          This page for your notes.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14 59

                            This page for your notes.

60 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
                                                                  1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       INVESTMENT(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member
(C) 2014 Pioneer Investments 27375-01-1214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Fund were totaled approximately $150,024 payable to Deloitte & Touche
LLP for the year ended October 31, 2014 and $115,992 were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended October 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $26,250 payable to Deloitte & Touche LLP for the year ended October 31,
2014 and $24,393 were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended October 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $26,250 payable to Deloitte & Touche LLP for the year ended
October 31, 2014 and $24,393 were paid to the former auditor, Ernst & Young LLP for the year ended October 31,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2014

* Print the name and title of each signing officer under his or her signature.